MORGAN
                                                           GRENFELL
                                                           INVESTMENT
                                                           TRUST
                                                       ------------------------
                                                           ANNUAL
                                                           REPORT
                                                           (LOGO)
                                                           [GRAPHIC OMITTED]

                                                           OCTOBER 31, 1997

===============================================================================


Dear Fellow Shareholder:

On behalf of the Board of Trustees of the Morgan Grenfell Investment Trust, I would like to express our appreciation for your continued support of our mutual funds. Our goal, as always, is to provide a broad range of funds, each with specialist portfolio management teams delivering strong investment results.

The performance for each of our funds for the twelve month period ended October 31, 1997 is described in the pages that follow. During this period, worldwide markets experienced substantial growth early followed by extreme market volatility toward the end of this time period. The majority of our funds performed well during this period, generally adding value to their relative benchmarks.

This period also saw the addition of another fund to our selection of funds -- the Microcap Fund, which commenced operations on December 18, 1996.

We are very pleased to announce that three of our funds have received at least four stars by Morningstar for their performance. For the overall and 3 year periods ended September 30, 1997, the Emerging Markets Debt Fund received 5 stars, Morningstar's highest rating, in the International Bond category of 1,309 funds. For the same quarter end overall, 3 year and 5 year time frames, the Municipal Bond Fund also received 5 stars in the Municipal National Intermediate category of 1,374 funds. Morgan Grenfell Fixed Income Fund received a 4 star rating for the overall, 3 year, and 5 year periods ending September 30, 1997 in Morningstar's Intermediate Bond category of 1,309 funds. Morningstar ratings reflect historical risk-adjusted performance. They are subject to change every month and are calculated from the Fund's 3-year average annual return in excess of 90-day T-bill returns. The top 10% of the funds in the investment category receive 5 stars and the next 22.5% receive a 4 star rating.

As of October 31, 1997, total assets in our funds amounted to more than $2 billion. We continue to search for ways to further enhance our shareholders' value by offering new funds to provide greater flexibility and diversification. Again, thank you for your continued support and trust.


Sincerely,

/s/ JAMES E. MINNICK

James E. Minnick
President,
Morgan Grenfell Investment Trust

TABLE OF CONTENTS
================================================================================
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND
   PERFORMANCE.........................................................  1
STATEMENT OF NET ASSETS................................................ 18
STATEMENT OF OPERATIONS................................................ 68
STATEMENT OF CHANGES IN NET ASSETS..................................... 70
FINANCIAL HIGHLIGHTS................................................... 73
NOTES TO FINANCIAL STATEMENTS.......................................... 75
REPORT OF INDEPENDENT ACCOUNTANTS...................................... 83
NOTICE TO SHAREHOLDERS................................................. 84

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MUNICIPAL BOND FUND

     Since the Morgan Grenfell Municipal Bond Fund's inception in December 1991, we have sought to provide shareholders with a high level of current tax exempt income without investing exclusively in long term bonds in order to obtain this high level of income. We have focused on purchasing issues with intermediate maturities and early retirement features, such as sinking funds and prepayment bond calls. Credit quality is restricted to investment grade equivalent securities and, at October 31, 1997, approximately 48% of the portfolio had the highest quality rating of AAA.
     Interest rates decreased slightly during the fiscal year ended October 31, 1997, as evidenced by the modest decline in the yield on the five year AAA General Obligation from 4.40% to 4.16%. Against this favorable backdrop, the net asset value of the Fund's institutional shares rose from $10.99 to $11.12 during this period. Adding this increase in principal value to the income received, a total return of 7.49% was generated by the Fund's institutional shares for the period. For comparison, the Lehman Brothers Five Year General Obligations Index posted a return of 6.50% over the same time period.
     Effective November 1, 1997, the Fund changed its benchmark index from the Lehman Brothers Seven Year General Obligations Index to the Lehman Brothers Five Year General Obligations Index. The Fund made this change because, as a general matter, the new benchmark is more reflective of the Fund's investment portfolio. For this reason, the Fund's management believes that the new benchmark is a more meaningful reference for shareholders.

===============================================================================
                      MUNICIPAL BOND FUND, INSTITUTIONAL SHARES
===============================================================================
                            AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                     Annualized   Annualized     Annualized
                         1 Year        3 Year       5 Year       Inception
                         Return        Return       Return        to Date
-------------------------------------------------------------------------------
Municipal Bond Fund*      7.49%        8.41%         7.85%         8.68%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, INSTITUTIONAL SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LEHMAN BROTHERS 7-YEAR G.O. INDEX.

             MORGAN GRENFELL
           MUNICIPAL BOND FUND,  LEHMAN BROTHERS 5-YEAR  LEHMAN BROTHERS 7-YEAR
           INSTITUTIONAL SHARES        G.O. INDEX             G.O. INDEX

12/31/91         250,000                 250,000                250,000
10/31/92         271,800                 263,300                263,700
10/31/93         311,700                 288,200                295,100
10/31/94         311,300                 286,600                289,100
10/31/95         345,300                 316,200                325,800
10/31/96         369,100                 331,400                341,300
10/31/97         396,705                 353,020                367,222
*COMMENCED OPERATIONS ON DECEMBER 13, 1991. PERFORMANCE BEGINS ON DECEMBER 31,
 1991 FOR COMPARATIVE DATA.
 NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

===============================================================================
                       MUNICIPAL BOND FUND, SERVICE SHARES
===============================================================================
                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                   Annualized   Cumulative
                                    Inception    Inception
                                     to Date      to Date
-------------------------------------------------------------------------------
Municipal Bond Fund*                  4.89%        1.22%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MUNICIPAL BOND FUND, SERVICE SHARES, VERSUS THE LEHMAN BROTHERS 5-YEAR G.O. INDEX AND THE LEHMAN BROTHERS 7-YEAR G.O. INDEX.

             MORGAN GRENFELL
           MUNICIPAL BOND FUND,      LEHMAN BROTHERS         LEHMAN BROTHERS
             SERVICE SHARES        5-YEAR G.O. INDEX        7-YEAR G.O. INDEX
7/31/97         250,000                 250,000                  250,000
10/31/97        253,027                 252,444                  252,361
*COMMENCED OPERATIONS ON JULY 31, 1997. PERFORMANCE BEGINS ON JULY 31, 1997 FOR
 COMPARATIVE DATA.
 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

FIXED INCOME FUND

     Since the Morgan Grenfell Fixed Income Fund's inception in September 1992, we have sought to provide shareholders with a high level of current income consistent with reasonable safety of principal. U.S. Treasury, corporate, mortgage-backed, taxable municipal and tax exempt municipal bonds are all analyzed for possible inclusion in the portfolio. Relative value assessments are based on relating creditworthiness and cash flow structure to price. Industry and sector weightings are subordinated to the evaluation of individual bonds.
     For the fiscal year ended October 31, 1997, the Fixed Income Fund provided a total return of 9.22%. For comparison, the Lehman Brothers Aggregate Bond Index posted a return of 8.92% over the same period. During this period, interest rates declined modestly as the U.S. economy grew moderately, but without any pick-up in price inflation. Yields of Five-Year U.S. Treasury Notes decreased from 6.1% to 5.7%, causing bond prices to rise.
     At October 31, 1997, the credit quality of the portfolio was strong with 66% of the portfolio rated AAA. We continue to exercise caution in the corporate and mortgage-backed sectors, being concerned about a lack of supply causing the yield spreads over U.S. Treasury bonds to be too narrow.

===============================================================================
                                     FIXED INCOME FUND
===============================================================================
                               AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                   Annualized  Annualized  Annualized
                        1 Year       3 Year      5 Year    Inception
                        Return       Return      Return     to Date
-------------------------------------------------------------------------------
Fixed Income Fund*      9.22%         9.96%       8.72%      8.47%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE LEHMAN AGGREGATE BOND INDEX.

               MORGAN GRENFELL       LEHMAN AGGREGATE
              FIXED INCOME FUND        BOND INDEX
 9/30/92           250,000               250,000
10/31/92           247,600               246,600
10/31/93           290,300               275,900
10/31/94           282,900               265,800
10/31/95           324,000               307,400
10/31/96           344,300               325,300
10/31/97           376,097               354,374

*COMMENCED OPERATIONS ON SEPTEMBER 18, 1992. PERFORMANCE BEGINS ON SEPTEMBER 30,
 1992 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SHORT-TERM
MUNICIPAL BOND FUND

     The Morgan Grenfell Short-Term Municipal Bond Fund commenced operations on March 6, 1995. Since that time, we have acquired a diversified portfolio of short-term municipal bonds with a very short duration. For the fiscal year ended October 31, 1997, the Fund generated a total return of 6.93%. This compares favorably with the IBC Financial All Tax-Free Average's return of 3.10% for the same period. The Fund's return has been achieved by investing in bonds providing a high level of tax-free income, with limited price volatility due to their short maturities.

===============================================================================



===============================================================================
                           SHORT-TERM MUNICIPAL BOND FUND
===============================================================================
                             AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                      1 Year     Annualized
                                                      Return  Inception to Date
-------------------------------------------------------------------------------
Short-Term Municipal Bond Fund*                        6.93%        6.50%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM MUNICIPAL BOND FUND, INSTITUTIONAL SHARES, VERSUS THE IBC FINANCIAL ALL TAX-FREE AVERAGE.

                  MORGAN GRENFELL         IBC FINANCIAL ALL
            SHORT-TERM MUNICIPAL FUND      TAX-FREE AVERAGE

 3/31/95           250,000                      250,000
10/31/95           259,000                      254,900
10/31/96           274,300                      262,700
10/31/97           293,383                      270,888

*COMMENCED OPERATIONS ON MARCH 6, 1995. PERFORMANCE BEGINS ON MARCH 31, 1995
 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SHORT-TERM
FIXED INCOME FUND

     The Morgan Grenfell Short-Term Fixed Income Fund commenced operations on March 13, 1995. Since that time, we have been purchasing short-term investment grade securities. For the fiscal year ended October 31, 1997, the Fund generated a total return of 6.61%. This compares favorably with the Merrill Lynch 6-Month Treasury Bill Index's return of 5.62% for the same period. The Fund's return has been achieved by investing in short-term bonds providing a high level of income, with limited price volatility due to their short maturities.

===============================================================================
                            SHORT-TERM FIXED INCOME FUND
===============================================================================
                            AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                     1 Year     Annualized
                                                     Return   Inception to Date
-------------------------------------------------------------------------------
Short-Term Fixed Income Fund*                         6.61%       6.28%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SHORT-TERM FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE MERRILL LYNCH 6-MONTH TREASURY BILL INDEX.

                   MORGAN GRENFELL               MERRILL LYNCH
                     SHORT-TERM                6-MONTH TREASURY
                  FIXED INCOME FUND              BILL INDEX

 3/31/95                250,000                  250,000
10/31/95                258,800                  259,000
10/31/96                274,600                  273,300
10/31/97                292,802                  288,671

*COMMENCED OPERATIONS ON MARCH 13, 1995. PERFORMANCE BEGINS ON MARCH 31, 1995
 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SMALLER COMPANIES FUND

     Institutional shares of Morgan Grenfell Smaller Companies Fund achieved a return of 23.29% for the fiscal year ended October 31, 1997. The Fund underperformed the S&P 600 Small Cap Index's return of 31.99% for the same period. The overall bull market in equities continued during the fiscal year, although there was significant volatility.
     The 1997 year-to-date returns of the Smaller Companies Fund have been marked by very disparate calendar quarters. Small growth stocks, in general, suffered a poor first quarter. Institutional shares of the Fund were down 9.4%, comparable with other small cap growth managers, but worse than the -5.6% return for the S&P 600 Small Cap Index. The second and third quarters were much better for the stocks of small companies. Institutional shares of the

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

Fund returned 16.6% and 17.0% for these two quarters, versus 18.1% and 16.2% for the index. However, the month of October witnessed a broad market sell-off.
     As of October 31, 1997, the Fund had net assets of $5.7 million. The Advisor's Small Cap Team had total small cap assets under management of just under $500 million. The investment objective of the Fund is to maximize capital appreciation by emphasizing individual selection of stocks with market values among the smallest 20% of all publicly-traded U.S. companies. This porttion of the market encompasses over 6,000 companies ranging in market capitalization from $10 million to $2.4 billion. On October 31, 1997, the weighted average market capitalization of the Fund's portfolio companies was $994 million; their median market capitalization was $702 million.
     The Fund utilizes a team approach with three sector-specialist portfolio co-managers. Each co-manager has full investment autonomy and discretion within his/her sectors of expertise. This approach helps the team and their analysts to optimally research the large universe of potential investments, and to construct a well-diversified, yet focused, portfolio.
     At October 31, 1997, the Fund was broadly diversified across the main sectors of the U.S. economy. There were 84 holdings in nine economic sectors. Five sectors had weightings of 10% or more: Consumer (22%), Health Care (16%), Credit Sensitive (15%), Technology (15%), and Energy (12%). The Consumer, Energy, Health Care, and Service sectors were overweighted relative to the S&P 600 Small Cap Index, the Fund's benchmark index. As of October 31, 1997, the Fund was substantially fully invested with only a 6% cash position.
     During the fiscal year, the Federal Reserve Board maintained its steady interest rate policy while it remained vigilant to the threat of inflation. Price increases remained subdued. In fact, at October 31, 1997, inflation-adjusted interest rates exceeded those reached in the last monetary tightening of 1994.
     Cash flows into mutual funds continued to be strong during the fiscal year. We believe that this trend should continue as individuals assume responsibility for their own retirement planning. Separately, micro cap equities continued to gain recognition as a separate asset class and indeed were the top performing mutual fund category for the third quarter.
     The micro cap universe contains over 4,000 companies and provides what we believe to be an excellent opportunity to find successful companies at an early stage in their growth cycle.
     We expect that the structure of the U.S. economy, with its high level of entrepreneurial activity and venture capital backing, will continue to provide investors with many attractive investment opportunities as early stage private companies shift to public ownership. We also expect that restructuring and consolidation trends will create many opportunities for smaller company investors.
     Our investment strategy is to continue to find companies with above average growth selling at reasonable valuations. Our team will continue to focus primarily on individual stock selection with the goal of providing value-added performance relative to the universe of U.S. smaller companies.
     Our outlook is positive. Many small cap companies trade at similar valuation levels as large companies, yet are growing earnings at nearly double the rate of their large counterparts. The Small Cap Team is aware, however, that an acceleration of economic growth and rising interest rates could derail the ebullient stock market. So too, could a dramatic slowing of the economy if it resulted in an economic recession. Among individual securities, earnings disappointments continue to present the primary investment risk.

===============================================================================

===============================================================================
                             SMALLER COMPANIES FUND,
                              INSTITUTIONAL SHARES
===============================================================================
                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                      1 Year     Annualized
                                                      Return  Inception to Date
-------------------------------------------------------------------------------
Smaller Companies Fund*                               23.29%      22.94%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, INSTITUTIONAL SHARES, VERSUS THE S&P 600 SMALL CAP INDEX.

                     MORGAN GRENFELL
                  SMALLER COMPANIES FUND,
                   INSTITUTIONAL SHARES    S&P 600 SMALL CAP INDEX

 6/30/95                250,000                  250,000
10/31/95                263,700                  267,900
10/31/96                328,500                  323,000
10/31/97                405,102                  426,383

*COMMENCED OPERATIONS ON JUNE 30, 1995. PERFORMANCE BEGINS ON JUNE 30, 1995 FOR
 COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

===============================================================================
                     SMALLER COMPANIES FUND, SERVICE SHARES
===============================================================================
                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                                Cumulative
                                                            Inception to Date
-------------------------------------------------------------------------------
Smaller Companies Fund*                                            7.45%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL SMALLER COMPANIES FUND, SERVICE SHARES, VERSUS THE S&P 600 SMALL CAP INDEX.

                       MORGAN GRENFELL
                    SMALLER COMPANIES FUND,        S&P 600 SMALL
                        SERVICE SHARES               CAP INDEX

 7/31/95                   250,000                    250,000
10/31/97                   254,156                    261,465

*COMMENCED OPERATIONS ON JULY 14, 1997. PERFORMANCE BEGINS ON JULY 31, 1997 FOR
 COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MICROCAP FUND

     The Morgan Grenfell Microcap Fund commenced operations on December 18, 1996. As such, it has not yet completed its first full year of operations.
     The Microcap Fund's institutional shares achieved a return of 26.2% for the period from inception to October 31, 1997. This return exceeded the 24.3% return for the same period of the Russell 2000 Index which is representative of small companies over the same period. The overall bull market in equities continued during the fiscal year ended October 31, 1997, although there was significant volatility.
     The 1997 year-to-date returns of the Microcap Fund have been marked by very disparate calendar quarters. Small cap growth stocks, in general, suffered a poor first quarter. Institutional shares of the Microcap Fund fared relatively well, down 5.0% vs. -5.2% for the Russell 2000. The second and third quarters were much better for the stocks of small companies. Institutional shares of the Fund returned 16.5% and 20.8% for these two quarters, vs. 16.2% and 14.9% for the Russell 2000. However, the fourth quarter witnessed a broad market sell-off. The Fund's institutional shares declined 7.1% while the Russell 2000 dropped 4.4%.
     As of October 31, 1997, the Fund had net assets of $3.3 million. The Advisor's Small Cap Team had total micro cap assets under management of over $100 million. The investment objective of the Fund is to maximize capital appreciation by emphasizing individual selection of stocks with market values among the smallest 5% of all publicly-traded U.S. companies. This portion of the market encompasses over 4,000 companies ranging in market capitalization from $10 million to $400 million.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

On October 31, 1997 the weighted average market capitalization of the Fund's portfolio companies was $211 million; their median market capitalization was $155 million.
     The Fund utilizes a team approach with three sector-specialist portfolio co-managers. Each co-manager has full investment autonomy and discretion within his/her sectors of expertise. This approach helps the team and their analysts to optimally research the large universe of potential investments, and to construct a well diversified, yet focused, portfolio.
     At October 31, 1997 the Fund was broadly diversified across the main sectors of the U.S. economy. There were 63 holdings in eight economic sectors. Six sectors had weightings of 10% or more: Consumer (24%), Credit Sensitive (15%), Health Care (15%), Technology (14%), Service (12%), and Energy (10%). The Capital Goods, Consumer, Energy, Health Care, and Technology sectors were overweighted relative to the Russell 2000, the Fund's benchmark index. As of October 31, 1997, the Fund was substantially fully invested with only a 1% cash position.
     In the calendar third quarter, small and micro cap stocks led general domestic equity classes for the first time in over a year, and showed signs of the beginning of an extended period of outperformance. The Russell 2000 outperformed the S&P 500 (14.9% vs. 7.5%). The last time that occurred was in the second quarter of 1996, and even then it was by only 50 basis points. Calendar third quarter's small cap outperformance was by 740 basis points. The Russell 2000 has not outperformed the S&P 500 for consecutive quarters since the end of 1993. However, the small and micro cap rally was curtailed in late October.
     The Small Cap Equity Team anticipated a narrowing of the valuation discrepancy between large caps and small caps for much of 1997. It appeared to have begun in August when the 7% market correction was led by large multinationals like Coke (22% decline) and Gillette (25% decline) and did not carry over into the small cap sector. It is rare for large cap stocks to correct without affecting small caps. However, the recent weakness in the U.S. equity market has been less discriminating. In fact, there has been some "flight to liquidity" in which investors allocate funds to large, stable companies.
     During the fiscal year, the Federal Reserve Board maintained its steady interest rate policy while it remained vigilant to the threat of inflation. Price increases remained subdued. In fact, at October 31, 1997, inflation-adjusted interest rates exceeded those reached in the last monetary tightening of 1994.
     Cash flows into mutual funds continued to be strong during the fiscal year. We believe that this trend will continue as individuals assume responsibility for their own retirement planning. Separately, micro cap equities continued to gain recognition as a separate asset class and indeed were the top performing mutual fund category for the third quarter.
     The micro cap universe contains over 4,000 companies and provides what we believe to be an excellent opportunity to find successful companies at an early stage in their growth cycle.
     We expect that the structure of the U.S. economy, with its high level of entrepreneurial activity and venture capital backing, will continue to provide investors with many attractive investment opportunities as early stage private companies shift to public ownership. We also expect that restructuring and consolidation trends will create many opportunities for smaller company investors.

================================================================================

     Our investment strategy is to continue to find companies with above average growth selling at reasonable valuations. Our team will continue to focus primarily on individual stock selection with the goal of providing value-added performance relative to the universe of U.S. smaller companies.
     Our outlook is positive. Many small cap companies trade at similar valuation levels as large companies, yet are growing earnings at nearly double the rate of their large counterparts. The Small Cap Team is aware, however, that an acceleration of economic growth and rising interest rates could derail the ebullient stock market. A dramatic slowing of the economy that resulted in an economic recession could also derail the stock market. Among individual securities, earnings disappointments continue to present the primary investment risk.

===============================================================================
                         MICROCAP FUND, INSTITUTIONAL SHARES
===============================================================================
                             AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                 Cumulative
                                             Inception to Date
-------------------------------------------------------------------------------
Microcap Fund*                                      26.20%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, INSTITUTIONAL SHARES, VERSUS THE FRANK RUSSELL 2000 INDEX.

                MORGAN GRENFELL MICROCAP FUND,
                     INSTITUTIONAL SHARES          FRANK RUSSELL 2000 INDEX

12/31/96                      250,000                        250,000
10/31/97                      310,524                        302,624
*COMMENCED OPERATIONS ON DECEMBER 18, 1996. PERFORMANCE BEGINS ON DECEMBER 31,
 1996 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

===============================================================================
                          MICROCAP FUND, SERVICE SHARES
===============================================================================
                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                             Cumulative
                                                          Inception to Date
-------------------------------------------------------------------------------
Microcap Fund*                                                  3.87%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL MICROCAP FUND, SERVICE SHARES, VERSUS THE FRANK RUSSELL 2000
INDEX.

                       MORGAN GRENFELL
                        MICROCAP FUND,          FRANK RUSSELL
                        SERVICE SHARES          2000 INDEX

 8/31/97                 250,000                  250,000
10/31/97                 253,211                  256,522

*COMMENCED OPERATIONS ON AUGUST 22, 1997. PERFORMANCE BEGINS ON AUGUST 31, 1997
 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERNATIONAL EQUITY FUND

     The International Equity Fund commenced operations on May 15, 1995 and had net assets of $4.95 million as of October 31, 1997.
     The investment objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of issuers located in countries other than the United States.
     For the fiscal year ended October 31, 1997, the Fund posted a gain of 3.78% versus a return of 4.63% for the Morgan Stanley MSCI EAFE Index, the Fund's benchmark index. Since inception, the Fund remains significantly ahead of its benchmark. While the Fund has underperformed its benchmark during the fiscal year ended October 31, 1997, stock markets world-wide have been very volatile during this period.
     The period under review has indeed been a volatile one. Outside the benchmark, in North

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

America, market returns have been very strong. Periodic concerns about the prospects for interest rate increases have surfaced, most notably at the end of the first quarter, when the Federal Reserve did indeed increase rates by
 .25%. The increase was not followed by further hikes, and the US macroeconomic picture has been characterized by a virtuous and almost unprecedented combination of strong economic growth with seemingly minimal inflationary pressures, such that strong earnings growth and a strong bond market propelled the Dow Jones Industrial Average over the 8,000 level.
     Outside North America a rather different and varied picture has emerged. In Japan, the dominant component of the MSCI EAFE Index (32.3% at the start of the calendar year), the stock market has been highly volatile. After a poor first few months the market rallied strongly in March as expectations of another solid year of economic growth rose. In April, domestic consumption taxes were introduced. At that time, it was thought that the impact would be modest, and in any case already discounted by the equity market. It now appears, however, that heightened economic activity in the earlier part of the year may have been driven by strong final demand ahead of the hike. Whatever the precise reasons, economic growth forecasts have since been halved, to about 0.75-1.00% for the year, as domestic demand indicators such as car sales have slumped. Equity values have also retreated around 25% from the year's highs. They have, in addition, not been helped by events in South East Asia.
     Concerns about the size and significance of current account deficits in the Southeast Asian economies were to some extent explained by their rapidly growing and developing nature, and had generally failed to translate into structural problems explainable by their lack of competitiveness. The heavy regional dependence upon electronics exports was also masked, arguably, by a volatile book-to-bill in the US. Only in July did a fully blown and rapid currency crisis developed in Thailand, in itself a major problem to Thai corporates, many of which had dollar-denominated debt that easily outweighed the benefits of a more keenly priced currency. The Thai authorities acted slowly to address the problem, thereby deepening their difficulties. A domino effect soon developed, and by the end of the period under review a similar fate had befallen Indonesia, Malaysia, the Philippines, and to some extent, Singapore. Equity markets everywhere collapsed. The final market to fall was the one previously deemed to be the most secure -- Hong Kong. To date, Hong Kong's currency, officially pegged to the US Dollar, has withstood powerful speculative pressure, although at the expense of very high short term interest rates, which have hurt earnings and asset prices. The Fund has progressively lightened its weighting in both South East Asia and Japan over the year and at October 31, 1997, stood at about 6% underweight relative to its benchmark index. The Fund has also had its Japanese Yen exposure hedged, which has also benefited performance.
     Elsewhere the news has been much better: in Europe, equity markets in all the major bourses have reached all time highs, driven in part by the US capital markets, and despite periodic concerns about the dramatically lower prospects for economic growth in the Far East over the next six or eight quarters. Interest rates and inflation were also at historically low levels during the period under review, and despite high unemployment levels in the core Continental European economies, year-on-year

===============================================================================

economic growth was strong, with a commensurate impact on corporate profitability.
     In the UK, economic growth has been strong for considerably longer, and while earnings growth was more muted, the inflation picture was reasonably good. Also, the overall equity valuation was undemanding in international terms. We continue to favor these areas within the portfolio, and expect returns from these markets to post solid, if unspectacular, returns in the quarters ahead.

===============================================================================
                                INTERNATIONAL EQUITY FUND
===============================================================================
                                AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                    1 Year     Annualized
                                                    Return  Inception to Date
-------------------------------------------------------------------------------
International Equity Fund*                           3.78%      10.57%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY MSCI EAFE INDEX.

                   MORGAN GRENFELL         MORGAN STANLEY
             INTERNATIONAL EQUITY FUND     MSCI EAFE INDEX

 5/31/95               250,000                 250,000
10/31/95               271,500                 248,900
10/31/96               306,000                 275,000
10/31/97               317,662                 287,799

*COMMENCED OPERATIONS ON MAY 15, 1995. PERFORMANCE BEGINS ON MAY 31, 1995 FOR
 COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EUROPEAN EQUITY FUND

     The Morgan Grenfell European Equity Fund commenced operations on September 3, 1996 and had net assets of $39.3 million as of October 31, 1997. The investment objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of issuers located in developed European markets.
     European markets performed very strongly during the twelve month period ended October 31, 1997, with the Fund's benchmark index, the Morgan Stanely
MSCI Europe Index, returning 26.40%. The Fund's return over the same period was 22.48%.
     Within the region, market performance was varied over the period. In the core European markets of France and Germany, where domestic demand remained relatively weak, market returns underperformed the European index, at 13.09% and 21.06%, respectively. In the peripheral markets, however, growth in domestic economic activity contributed to strong market gains. Scandinavian markets delivered very strong returns, with Finland rising 47.44%, and Norway up 32.10%. Spain and Italy, which both benefited from interest rate cuts and strong inflows to equity-based mutual funds, returned 38.71% and 34.11% respectively. The UK also outperformed the European index, returning 28.59% over the period.
     We believe that the outlook for European markets remains encouraging. Accelerating activity in European economies, together with interest rate convergence in preparation for European Monetary Union, should support strong and sustainable corporate earnings growth. The Fund remains broadly diversified at the country level, with an emphasis on high quality growth and economically sensitive stocks geared to the continuing recovery in European demand.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

===============================================================================
                               EUROPEAN EQUITY FUND
===============================================================================
                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                     1 Year     Annualized
                                                     Return  Inception to Date
-------------------------------------------------------------------------------
European Equity Fund*                                22.48%      25.26%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY MSCI EUROPE INDEX.

                     MORGAN GRENFELL         MORGAN STANLEY MSCI
                  EUROPEAN EQUITY FUND           EUROPE INDEX

 9/30/96                250,000                  250,000
10/31/96                257,200                  255,800
10/31/97                315,110                  322,257

*COMMENCED OPERATIONS ON SEPTEMBER 3, 1996. PERFORMANCE BEGINS ON SEPTEMBER 30,
 1996 FOR COMPARATIVE DATA.

 NOTE:PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INTERNATIONAL SMALL
CAP EQUITY FUND

     The International Small Cap Equity Fund commenced operations on January 3, 1994 and had net assets of $53.4 million as of October 31, 1997.
     The investment objective of this Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities of small capitalization companies located in countries other than the United States. Small capitalization companies are those ranked according to market capitalization in the bottom 20% of issuers listed on a stock exchange and companies listed on a secondary market or over-the-counter market.
     The Fund outperformed its benchmark index, the NatWest Markets Euro/Pacific SmallCap Index, falling 10.40% as opposed to a fall of 10.8% for the benchmark index in the twelve month period ended October 31, 1997.
     Asset allocation was positive during the period, with the Fund's performance benefiting from overweights in the strongly performing markets of Holland, Italy and Norway and an underweight position in the poorly performing market of Malaysia.
     Overall stock selection was negative for the period, with strong performance in Japan and the smaller markets of the Far East countered by underperformance in Australia, Continental Europe and the UK. Two of the most notable poor performers were Fila, an Italian sportswear manufacturer, which underperformed due to lower demand in the US basketball market and overstocking at the retailer level; and Wolford, the Austrian hosiery manufacturer, which underperformed because of a downgrading of luxury goods stocks with Asian exposure, despite Wolford's Asian exposure being relatively limited.
     International small cap equities underperformed international large cap equities in the period under review, with the Fund's benchmark index falling 10.8% and the MSCIEAFE Large Cap index rising 4.9% in the period. The smaller markets of the Far East were the worst performing region, with the MSCI Far East ex Japan Large Cap index falling 32.8% over the period. The volatility in the currency markets was a significant reason for underperformance of the domestically-biased small cap stocks in the region, with the NatWest Far East ex Japan index falling 38.6%. The only small cap sector which benefited from currency weakness was the export based electronics sector.

================================================================================

     In Japan, expectations of economic growth declined throughout the period, as consumption dropped sharply after the consumption tax hike at the beginning of April, whilst weakness in the other markets of the Far East highlighted bank lending problems and general trading problems in that region. Consequently, the MSCI Japan Large Cap index fell 18.1% over the 12 month period. Furthermore, the focus of attention on the large export earners due to the weak Yen has led to underperformance of 18.5% by the domestically-biased Japanese smaller cap stocks. This underperformance was exacerbated in recent months by a number of high profile bankruptcies, which have continued to restrict investor interest to the high credit stocks.
     After an initially weak start, Continental Europe demonstrated strong performance as a result of the first signs an economic recovery in the region. However, while this recovery would be expected to primarily benefit the domestically biased smaller companies, much of the investor interest in the region was sparked by high domestic mutual fund flows and restructuring and consolidation stories, which primarily benefited the larger companies. Smaller company stocks (as measured by the NatWest Markets Europe ex UK Index) rose 16.4%, underperforming the MSCI Europe ex UK Large Cap Index by 8.9%.
     The UK showed strong performance throughout much of the period, with the MSCI UK Large Cap Index rising 28.6%. However, much of this performance was derived from two sectors: Banks and Pharmaceuticals. The relative underweighting of these sectors in the NatWest Markets UK index ensured small cap underperformance, of the order of 29.7%.
     The NWM Australia index fell 10.0% in the period, underperforming the MSCI Australia Index by 3.3%. Much of Australia's poor performance occurred during October, where the market was affected by negative sentiment throughout the Pacific Basin.
     Despite the overall relative outperformance for international small cap stocks in October, discounts (based on price-to-earnings ratios) are now available for small cap stocks relative to large cap stocks in all regions for 1998. Indeed, Japanese small caps now trade at below their historical range relative to large caps. Furthermore, it still remains the case that earnings at a topline level are stronger than large cap in every region. This data, along with October's outperformance of small caps relative to large caps, causes us to remain positive on the outlook for international smaller companies.


===============================================================================
                            INTERNATIONAL SMALL CAP
                                   EQUITY FUND
===============================================================================
                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                     1 Year     Annualized       Annualized
                                     Return   3 Year Return   Inception to Date
-------------------------------------------------------------------------------
International Small
  Cap Equity Fund*                   -10.40%     -3.81%           -2.12%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EURO/PACIFIC SMALL CAP INDEX.

                         MORGAN GRENFELL
                     INTERNATIONAL SMALL CAP      NATWEST MARKETS EURO/PACIFIC
                           EQUITY FUND                  SMALL CAP INDEX

 1/31/94                     250,000                        250,000
10/31/94                     248,700                        268,500
10/31/95                     232,100                        246,300
10/31/96                     247,100                        273,100
10/31/97                     221,417                        246,845

*COMMENCED OPERATIONS ON JANUARY 3, 1994. PERFORMANCE BEGINS ON JANUARY 31,
 1994 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

EUROPEAN SMALL CAP
EQUITY FUND

     The European Small Cap Equity Fund commenced operations on November 1, 1994 and had net assets of $9.6 million as of October 31, 1997.
     The investment objective of this Fund is to maximize capital appreciation. Under normal circumstances, the Fund pursues this objective by investing at least 65% of its total assets in equity and equity-related securities of small capitalization companies located in European countries. Small capitalization companies are those ranked according to market capitalization in the bottom 25% of issuers listed on a European stock exchange and companies listed on a European secondary market or over-the-counter market.
     The Fund underperformed its benchmark index, the NatWest Markets European Small Cap Index, falling 1.47% as opposed to a rise of 13.47% for the benchmark index in the twelve month period ended October 31, 1997.
     Asset allocation was positive during this period, with the Fund's performance benefiting from overweights in the strongly performing markets of Germany, Italy and Norway and an underweight position in the poorly performing market of France.
     Overall stock selection was negative for the period, both in the UK and Continental Europe. Two of the most notable poor performers were Fila, an Italian sportswear manufacturer, which underperformed due to lower demand in the US basketball market and overstocking at the retailer level; and Wolford, the Austrian hosiery manufacturer, which underperformed because of a downgrading of luxury goods stocks with Asian exposure, despite Wolford's Asian exposure being relatively limited.
     European small cap equities underperformed large caps in the period under review, with the Fund's benchmark index rising 13.47% and the MSCI Europe Index rising 26.4% in the period.
     After an initially weak start, Continental Europe demonstrated strong performance as a result of the first signs of an economic recovery in the region. The strongest performing large cap markets were Finland, Italy and Spain, which rose 47.4%, 34.1% and 38.7% respectively as measured by the MSCI Large Cap Indices. The latter two countries both benefited from lower interest rates, strong mutual fund inflows, and an increased likelihood of their joining EMU.
     However, while economic recovery in Europe would be expected to primarily benefit the domestically biased smaller companies, much of the investor interest in the region was sparked by high domestic mutual fund flows and restructuring and consolidation stories, which primarily benefited the large companies. Smaller companies (as measured by the NatWest Markets Europe ex UK Index) rose 16.4%, underperforming the MSCI Europe ex UK Large Cap Index by 8.9%.
     Italy, Norway and Spain were the strongest performing countries for smaller companies, rising 44.4%, 62.7% and 44.2% as measured by the NatWest Indices.
     Norway benefited from the strongest economic growth in Europe, which was a result of strong oil revenues.
     The weakest market for smaller companies was France, where economic recovery continued to be slow, and where sentiment was negatively affected by the election of a Socialist government, and their proposed introduction of a 35 hour working week, both of which were seen as negatively affecting the country's chances of meeting the convergence criteria. The NatWest France Index fell 1.8%.

================================================================================

     The UK showed strong performance throughout much of the period, with the MSCI UK Large Cap Index rising 28.6%. However, much of this performance was derived from two sectors: Banks and Pharmaceuticals. The relative underweighting of these sectors in the NatWest Markets UK index ensured small cap underperformance of the order of 20.7%.
     Despite the overall relative outperformance for international small cap stocks in October, discounts (based on price-to-earnings ratios) are now available for small cap stocks relative to large cap stocks in both Continental Europe and the UK for 1998. Furthermore, it still remains the case that earnings at a topline level are stronger than large cap in both these regions. This data, along with October's outperformance of small caps relative to large caps, causes us to remain positive on the outlook for European smaller companies.

===============================================================================
                                  EUROPEAN SMALL CAP
                                      EQUITY FUND
===============================================================================
                             AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                                     1 Year     Annualized
                                                     Return  Inception to Date
-------------------------------------------------------------------------------
European Small Cap Equity Fund*                       -1.47%       7.85%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE NATWEST MARKETS EUROPEAN SMALL CAP INDEX.

                     MORGAN GRENFELL
                    EUROPEAN SMALL CAP      NATWEST MARKETS EUROPEAN
                        EQUITY FUND             SMALL CAP INDEX

11/30/94                250,000                    250,000
10/31/95                296,200                    275,300
10/31/96                326,000                    319,300
10/31/97                321,268                    345,145

*COMMENCED OPERATIONS ON NOVEMBER 1, 1994. PERFORMANCE BEGINS ON NOVEMBER 30,
 1994 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EMERGING MARKETS
EQUITY FUND

     The Morgan Grenfell Emerging Markets Equity Fund commenced operations on February 2, 1994 and had net assets of $94.1 million as of October 31, 1997.
     The investment objective of the Fund is to maximize capital appreciation by investing primarily in equity securities of issuers located in countries which have yet to reach the level of maturity associated with developed markets.
     The twelve month period ended October 31, 1997 was disappointing for emerging markets investors, with the MSCI Emerging Markets Free Index returning -8.5%. The Fund in the same period returned -10.31%.
     In 1996, the volatility of individual countries within regions was high. In 1997, by contrast, there has been a wide divergence of returns between Asia and the rest of the emerging markets. The currency problems which began in Thailand in June have since spread to the rest of South East Asia, notably Malaysia, Indonesia and the Philippines. Currency weakness forced these countries to abandon the fixed dollar peg and forced up interest rates to punitive levels. Consequently, earnings downgrades and severely reduced GDP growth forecasts have impacted these markets. In addition, Northern Asia, notably Korea, has also been drawn into balance of payment problems. Compounding these problems, the response of monetary authorities has also been poor with too little being done to restore credibility to monetary policy. As a result for the year ended October 31, 1997, Asia was down 37.3% with Malaysia down 58.3%, Thailand down 51.0% and the Philippines down 54.5% being the worst affected.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

     In contrast to the weakening fundamentals in Asia, Latin America posted strong gains for most of the year on the back of improving GDP growth, particularly in Mexico and Argentina, and steady falls in inflation across the region. These gains were reduced by worries over Asian currency contagion in October, particularly in Brazil, but left the region with a respectable return figure of 19.9% for the fiscal year as a whole.
     Emerging Europe/Africa has remained relatively insulated from Asian problems and emerging markets volatility, though a few regional trends have been seen. Turkey, up 83.1%, and Hungary, up 85.8%, were the strongest markets during the fiscal year, both coming from depressed levels with encouraging privatization programs and increased monetary stability. South Africa was down 5.7% for the fiscal year, but has remained a solid performer in the recent volatility despite some concerns over the stability of the Rand and the price of gold.
     We believe that the outlook for Asia remains uncertain with an economic downturn now anticipated for the region as a whole. Continued problems in Korea and Malaysia lead us to believe that a recovery in economies and improvements in confidence will be slow in coming. In Latin America, strong fundamentals have been somewhat ignored by the markets in recent turbulent months. It is our view that while growth in Brazil will be subdued, the rest of the region will benefit from an improving economic scenario and strong earnings growth. In Europe and Africa, pockets of value continue to provide good opportunities. However, the recent addition of Russia to the MSCI Emerging Markets Free Index does not change our view that at current levels most of the Russian stocks remain overpriced and without solid valuation backing.

===============================================================================
                             EMERGING MARKETS EQUITY FUND
===============================================================================
                              AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                     1 Year    Annualized         Annualized
                                     Return   3 Year Return   Inception to Date
-------------------------------------------------------------------------------
Emerging Markets
   Equity Fund*                      -10.31%     -7.96%             -4.02%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS EQUITY FUND, INSTITUTIONAL SHARES, VERSUS THE MORGAN STANLEY MSCI EMERGING MARKETS FREE INDEX.

                            MORGAN GRENFELL              MORGAN STANLEY
                           EMERGING MARKETS          MSCI EMERGING MARKETS
                              EQUITY FUND               FREE INDEX

 2/28/94                        250,000                    250,000
10/31/94                        275,200                    262,600
10/31/95                        217,400                    207,900
10/31/96                        239,200                    216,800
10/31/97                        214,589                    194,545

*COMMENCED OPERATIONS ON FEBRUARY 2, 1994. PERFORMANCE BEGINS ON FEBRUARY 28,
 1994 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

GLOBAL FIXED INCOME FUND

     The Morgan Grenfell Global Fixed Income Fund commenced operations on January 3, 1994 and had net assets of $92.2 million as of October 31, 1997. The investment objective of the Fund is to maximize total return, emphasizing current income and, to a lesser extent, providing opportunities for capital growth consistent with reasonable investment risk. The Fund invests primarily in high grade debt obligations of the U.S. and foreign governments and their agencies, obligations of international and supranational entities, and high grade fixed income obligations of U.S. and foreign corporate issuers. The Fund uses currency hedging techniques as a means of attempting to protect the U.S. dollar value of foreign assets.

===============================================================================

     For the fiscal year ended October 31, 1997, the Fund provided a total return of 3.34% versus a 2.61% return for the Salomon World Government Bond Index (unhedged), the Fund's benchmark.
     During this period, bond markets performed well in local currency terms, benefiting from a growing perception that stronger economic growth would not cause higher inflation due to the pre-emptive action taken in tightening monetary policy by central banks. In particular, the US market became reassured that the high levels of domestic demand and tightness of the labor market would not cause higher inflation. Thus the Fund increased its allocation to the US bond market over the year. More attractive than the US Treasury market were the Canadian and Australian markets where the presence of significant output gaps and an improving fiscal position due to growth enabled these markets to be among the best performing. The Fund held overweight positions in these markets.
     The very low yields available in the Japanese market, less than 2% for a ten year bond, made the Yen bond market an unattractive proposition for international investors and the Fund held an underweight position in that market. However, the domestic bid was strong due to the lack of alternative attractive asset classes and the Japanese market performed well.
     Within Europe it became apparent that a wider range of countries than at first thought were to be candidates for the first round of EMU membership due to improvements in the inflation and fiscal positions of countries such as Italy and Spain. All countries with a yield spread over the German market experienced yield convergence. The Fund, having moved its bias away from the German market, benefited from its positions in markets such as Spain, Italy and Sweden. As growth picked up and interest rate rises came nearer, European markets looked less attractive and the Fund reduced its overweight allocation to European markets.
     The US dollar continued to rise against all currencies as the US led the world growth cycle and this reduced the returns of international markets in dollar terms. The Fund continued to have a pro-dollar hedging strategy and so was less disadvantaged by the dollar's rise than it would have been otherwise.

===============================================================================
                            GLOBAL FIXED INCOME FUND
===============================================================================
                          AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                     1 Year     Annualized         Annualized
                                     Return   3 Year Return   Inception to Date
-------------------------------------------------------------------------------
Global Fixed
   Income Fund*                       3.34%       7.85%             5.69%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL GLOBAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WORLD GOVERNMENT BOND INDEX.

                          MORGAN  GRENFELL             SALOMON WORLD
                      GLOBAL FIXED INCOME FUND     GOVERNMENT BOND INDEX

 1/31/94                      250,000                    250,000
10/31/94                      244,300                    256,600
10/31/95                      278,200                    295,600
10/31/96                      296,600                    311,500
10/31/97                      306,578                    319,696

*COMMENCED OPERATIONS ON JANUARY 3, 1994. PERFORMANCE BEGINS ON JANUARY 31, 1994
 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

INTERNATIONAL
FIXED INCOME FUND

     The Morgan Grenfell International Fixed Income Fund commenced operations on March 15, 1994 and had net assets of $27.9 million as of October 31, 1997.
     The Fund's objective is identical to that of the Global Fixed Income Fund. However, unlike the Global Fixed Income Fund, the Fund does not invest in U.S. dollar denominated bonds as a means of achieving its objective. The Fund uses currency hedging techniques as a means of attempting to protect the U.S. dollar value of its foreign assets.
     The Fund returned 0.82% for the year ended October 31, 1997, compared with -0.31% for the Fund's benchmark index, the Salomon World Government Bond Index, non-U.S., unhedged.
     The strength of the US bond market provided a positive background for other international markets as it underlined the possibility of non-inflationary growth patterns and returns of international markets were, in local currency terms, relatively robust. However, the strength of the USdollar over this period significantly undermined returns in dollar terms, although the pro-dollar stance of the Fund and its defensive hedging strategy did add to the Fund's outperformance of its benchmark index.
     The main theme of the year was the growing attractiveness of the dollar bloc markets of Canada and Australia. Economic growth allowed their fiscal positions to improve while the presence of an output gap enabled inflation to continue to be subdued. The Fund increased its allocation to these markets over the year and at the end of its fiscal year, the 23% position in Canada was the largest position the Fund held.
     To offset the increase in dollar bloc markets, the Fund reduced its allocation in Japan. With yields of below 2% for ten year bonds, the market remained unattractive to international investors, although the strong domestic bid helped the Yen bond market to return well.
     Within Europe, the Fund moved to a strong bias towards the higher yielding markets as it became apparent that countries such as Italy were to be strong candidates for the first round of EMU membership and their markets would thus benefit from yield convergence. Indeed, at the end of October the Fund held no German bonds, although keeping a large position in the Danish market, another core European market with a yield premium for its expected non-participation in the first round of EMU membership. Instead the Fund had significant holdings in the higher yielding markets such as Spain, Italy and Sweden at such time.
     Europe as a bloc also began to look less attractive as it became apparent that official interest rates in Germany and other core countries were at the beginning of an upward cycle and, having been overweight European markets for sometime, the Fund moved to an underweight position in Europe in October.

================================================================================

===============================================================================
                         INTERNATIONAL FIXED INCOME FUND
===============================================================================
                           AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                     1 Year     Annualized        Annualized
                                     Return   3 Year Return   Inception to Date
-------------------------------------------------------------------------------
International Fixed
   Income Fund*                       0.82%       7.28%             5.81%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL INTERNATIONAL FIXED INCOME FUND, INSTITUTIONAL SHARES, VERSUS THE SALOMON WGBI, NON-U.S.

                           MORGAN GRENFELL
                         INTERNATIONAL FIXED           SALOMON
                              INCOME FUND          WGBI, NON-U.S.

 3/31/94                       250,000                250,000
10/31/94                       246,700                265,100
10/31/95                       282,900                305,300
10/31/96                       302,200                322,000
10/31/97                       304,740                321,045

*COMMENCED OPERATIONS ON MARCH 15, 1994. PERFORMANCE BEGINS ON MARCH 31, 1994
 FOR COMPARATIVE DATA.

 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

EMERGING MARKETS
DEBT FUND

     The Emerging Markets Debt Fund commenced operations on August 4, 1994 and had net assets of $187.6 million as of October 31, 1997.
     The investment objective of this Fund is to maximize total return. The Fund invests primarily in fixed income securities of issuers located in countries with emerging securities markets.
     The total return of institutional shares of the Fund for the fiscal year ended October 31, 1997 was 12.03%, against 10.82% for the Fund's benchmark index, the J.P. Morgan Emerging Markets Bond Index Plus.
     Until October, emerging debt markets continued to register strong returns as all markets benefited from strong economic growth and further attempts at structural reform and debt restructuring. The Fund maintained an overweight position in Russia throughout the fiscal year as the London Club debt restructuring neared its conclusion. The Fund generally maintained an underweight exposure to Brazil due to worries over the fiscal and current account gaps. The Fund also maintained underweight positions in Algeria and Jordan.
     In October, markets experienced severe price falls as currency devaluations in Asia caused risk reduction and deleveraging in emerging debt markets. All markets were affected by indiscriminate selling. Fundamental concerns centered on Brazil and the sustainability of the Real Plan.
     Over the next six months, we expect that confidence will gradually return to emerging debt markets and spreads will tighten from their current wide levels. Currently, we expect that the Fund's strategy will be to concentrate investments in those countries which are least reliant on external financing.

===============================================================================
                             EMERGING MARKETS DEBT FUND,
                                INSTITUTIONAL SHARES
===============================================================================
                            AVERAGE ANNUAL TOTAL RETURN
-------------------------------------------------------------------------------
                                1 Year        Annualized           Annualized
                                Return      3 Year Return     Inception to Date
-------------------------------------------------------------------------------
Emerging Markets
   Debt Fund*                    12.03%          17.59%             16.86%
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN THE VALUE OF A $250,000 INVESTMENT IN THE MORGAN GRENFELL EMERGING MARKETS DEBT FUND, INSTITUTIONAL SHARES, VERSUS THE J.P. MORGAN EMERGING MARKETS BOND PLUS INDEX.

                         MORGAN GRENFELL                J.P. MORGAN
                   EMERGING MARKETS DEBT FUND,      EMERGING MARKETS BOND
                      INSTITUTIONAL SHARES               PLUS INDEX

 8/31/94                      250,000                   250,000
10/31/94                      249,500                   249,500
10/31/95                      261,600                   268,200
10/31/96                      362,100                   387,600
10/31/97                      405,685                   431,538

*EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON AUGUST
 4, 1994. PERFORMANCE BEGINS ON AUGUST 31, 1994 FOR COMPARATIVE DATA.
 NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE
       OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

STATEMENT OF NET ASSETS
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MUNICIPAL BOND FUND
---------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
---------------------------------------------------------
MUNICIPAL BONDS -- 97.6%
ALABAMA -- 2.7%
   Alabama State Housing Finance
     Authority RB, Series I,
     Club Apartments
      5.650%, 06/01/08                $2,500       $ 2,625
   Birmingham, Baptist Medical
     Center RB, ETM
      8.250%, 07/01/05                    20            23
   Birmingham, Medical Clinic Board
     RB, ETM
      8.300%, 07/01/08                   443           524
   Lauderdale & Florence Counties,
     Public Hospital RB, ETM
      7.000%, 07/01/07                   345           409
   Mobile, Certificate of Participation,
     Affordable Housing, 1994
      6.000%, 02/01/98                   275           275
      6.200%, 02/01/99                   350           350
      6.300%, 02/01/00                   400           400
      6.750%, 02/01/04                 4,950         4,969
   Morgan County, Decatur
     General Hospital RB,
     Pre-Refunded @ 102 (D)
      7.875%, 03/01/99                    85            91
                                                   -------
                                                     9,666
                                                   -------
ARIZONA -- 0.2%
   Gila County, Industrial Development
     Authority RB, Inspiration
     Consolidated Copper,
     Pre-Refunded @ 100 (D)
     11.250%, 02/15/01                   500           603
   Maricopa County, Hospital Revenue
     Authority RB, Phoenix Baptist
     Hospital and Medical Center, ETM
      7.125%, 10/01/02                    35            38
   Maricopa County, Hospital Revenue
     Authority RB, Samaritan Health
     Services, ETM
      6.750%, 01/01/04                    10            11
   Maricopa County Hospital Revenue
     Authority, Sun City Inter-
     Community Healthcare RB, ETM
      8.625%, 01/01/10                   185           228
                                                   -------
                                                       880
                                                   -------
ARKANSAS -- 2.8%
   Arkansas State Housing Development
     Agency RB, ETM
      8.375%, 07/01/10                    95           119
   Drew County, Public Facilities Board
     RB, Single Family Mortgage,
     Series A-2, FNMA
      7.900%, 08/01/11                   361           394

---------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
---------------------------------------------------------
   Fayetteville, Public Facilities Board
     RB, Single Family Mortgage,
     Refunding Series 1993
      7.250%, 04/01/11                $1,155       $ 1,237
   Jefferson County, Health Care &
     Residential Facilities Board RB,
     Single Family Mortgage, 1978
     Conventional Series, ETM, FSA
      7.400%, 12/01/10                   130           150
   Lonoke County, Residential Housing
     Facilities, RB, Single Family
     Mortgage, Series 1993 B
      7.375%, 04/01/11                   220           239
   Mississippi County, Public Facilities
     Board RB, Mortgage, Series 1
      7.200%, 07/15/10                   855           951
   North Little Rock, Residential
     Housing Facilities RB, Capital
     Appreciation, Series 1991-1 (A)
      0.000%, 12/01/10                 7,730         3,247
   Rogers County, Sales & Use Tax RB
      5.350%, 11/01/11                 2,500         2,584
   Saline County, Residential Housing
     Facilities RB, Single
     Family Mortgage
      7.875%, 03/01/11                   755           817
   Stuttgart, Public Facilities Board RB,
      Single Family Mortgage, Series B
      7.750%, 09/01/11                   278           299
                                                   -------
                                                    10,037
                                                   -------
CALIFORNIA -- 7.6%
   Emeryville, Redevelopment Agency
     RB, Residential Mortgage, ETM
      7.500%, 09/01/11                   230           269
   Fairfield, Certificate of Participation,
     Pre-Refunded @ 100 (D)
     10.750%, 08/01/00                    55            64
   Fresno, Housing Authority
     RB, AMT, FNMA
      5.150%, 08/01/07                   330           334
      5.150%, 08/01/07                   170           172
   Fresno, Housing Authority RB,
     Creek Park Apartments, Series 1997A
     Mandatory Put @ 100, FNMA (B)
      4.900%, 11/01/07                 1,000         1,000
   Fresno, Multi-Family Housing RB,
     Woodlands Apartments Project,
     Series A 1997, GNMA, AMT
      6.650%, 05/20/08                   500           545
   Los Angeles, Community
     Redevelopment Agency RB,
     Angelus Plaza Project,
     Series A, FNMA
      7.400%, 06/15/10                 4,000         4,565

---------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
---------------------------------------------------------
   Los Angeles, Community
     Redevelopment Agency RB,
     Monterey Hills Project B
      8.650%, 12/01/22                $  330       $   383
   Los Angeles, Earthquake
     Rehabilitation RB, Series A,
     AMT, FNMA, Mandatory
     Put @ 100 (B)
      5.700%, 12/01/06                 2,000         2,070
   Los Angeles, Earthquake
     Rehabilitation RB, Series C,
     AMT, FNMA
      4.850%, 07/01/02                 3,000         3,019
   Los Angeles, Multi-Family Housing
     RB, Earthquake Rehabilitation
     Projects, Series B, Mandatory
     Put @ 100, AMT, FNMA (B)
      5.850%, 12/01/07                 4,650         4,906
   Los Angeles, Regional
     Airports Lease RB
     10.000%, 01/01/01                   360           420
   Napa, Housing Facility RB, Multi-
     Family Housing, Napa Park
     Apartments, Series A, GNMA
      5.134%, 06/20/00                   340           341
   Pleasant Hill, Multi-Family Housing
     RB, Ellinwood Apartments Project,
     Series A, FNMA
     Mandatory Put @ 100
      5.300%, 10/01/05                 3,165         3,303
   Sacramento, Municipal Utility
     District RB, ETM
      8.750%, 04/01/03                    85            95
   San Jose, Multi-Family Housing RB,
     Alamaden Lake Village Project,
     Series B, Mandatory Put @ 100,
     FGIC, AMT (B)
      5.150%, 03/01/01                 2,000         2,008
   Santa Clara County, Housing
     Authority RB, GNMA (C)
      7.622%, 06/20/00                   413           413
   Southern California Home Finance
     RB, GNMA, FNMA, AMT
      6.900%, 10/01/24                   210           222
   Vista, Multi-Family Housing
     Authority RB, Pepperwood
     Apartment Project, Series 1995A,
     Mandatory Put @ 100, FNMA (B)
      5.700%, 06/01/05                 3,225         3,394
                                                   -------
                                                    27,523
                                                   -------
COLORADO -- 2.0%
   Boulder County, Boulder Community
     Hospital RB, ETM
      7.000%, 07/01/09                    90            99

---------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
---------------------------------------------------------
   Castle Rock Ranch, Public
     Improvements Authority RB
      5.900%, 12/01/03                $1,000       $ 1,055
   Commerce City, Single Family
     Mortgage RB, Series A
      6.875%, 03/01/12                   400           423
   Denver County, Housing RB,
     Buerger Brothers, Series 1997A,
     AMT, FHA
      5.100%, 11/01/07                   270           271
   State Housing Finance Authority RB,
     Single Family, Series C 1997
      5.000%, 05/01/05                   250           252
   State Housing Finance Authority
     RB, AMT
      5.750%, 11/01/04                   175           180
      5.200%, 12/01/05                   955           962
   State Student Loan RB,
     Series C, AMT
      7.150%, 09/01/06                   960         1,045
   Thornton, GO, ETM, FGIC
      7.500%, 12/01/07                   140           162
   Vail, Single Family Mortgage
     RB, Series 1992 A
      8.125%, 06/01/10                   395           423
   Westminster, Multi-Family Housing
     RB, Semper Village Apartments,
     Mandatory Put @ 100, AXA (B)
      5.950%, 09/01/06                 2,225         2,347
                                                   -------
                                                     7,219
                                                   -------
DELAWARE -- 0.6%
   New Castle County, Single Family
     Mortgage RB
     10.250%, 11/01/05                   170           174
   State Economic Development
     Authority RB, Peninsula United
      6.000%, 05/01/09                    40            42
   State Economic Development
     Authority RB, Wilmington
     Friends School Project
      6.300%, 07/01/00                    50            51
      6.300%, 07/01/01                    55            57
      6.300%, 07/01/02                    60            62
      6.300%, 07/01/03                    60            62
      6.300%, 07/01/04                    65            68
      6.300%, 07/01/05                    70            73
      6.300%, 07/01/06                    75            78
      6.300%, 07/01/07                    80            83
      6.300%, 07/01/08                    85            89
      6.300%, 07/01/09                    90            94
      6.300%, 07/01/10                    95            99
      6.300%, 07/01/11                   100           104
      6.300%, 07/01/12                   110           114
      6.300%, 07/01/13                   115           119

STATEMENT OF NET ASSETS
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MUNICIPAL BOND FUND, CONTINUED
-------------------------------------------------------------------------------
                                    FACE AMOUNT   VALUE
DESCRIPTION                            (000)       (000)
-------------------------------------------------------------------------------
   State Housing Authority RB, Multi-
     Family Mortgage, HUD
      6.600%, 07/01/01                $   65       $    68
   State Housing Authority RB, Single
     Family Mortgage
      8.750%, 06/01/17                   830           832
                                                   -------
                                                     2,269
                                                   -------
FLORIDA -- 3.2%
   Altamonte Springs, Health Facility
     Authority RB, ETM
      8.750%, 10/01/09                   220           273
   Dade County, Certificate of
     Participation, Government
     Leasing Corporation, Series B
      8.500%, 04/01/07                    45            46
   Dade County, Certificate of
     Participation, Government
     Leasing Corporation, Series C
      9.000%, 04/01/20                   300           310
   Dunedin, Health Facility
     Authority RB, Mease Hospital
     Incorporated, ETM
      7.600%, 10/01/08                   560           643
   Duval County, Housing Finance
     Authority RB, Single Family
     Mortgage, FGIC, GNMA
      7.650%, 09/01/10                   140           151
   Fernando Apartments, Elderly
     Housing RB, Section 8
     Assistance, Series B
      9.750%, 10/01/11                   744           817
   Jacksonville, Health Facility
     Authority RB, Saint Catherine
     Laboure Manor Incorporated, ETM
      9.125%, 01/01/03                   335           374
   Jacksonville, Health Facility Authority
     RB, Elderly Housing, Saint Vincent's
     Medical Center Incorporated, ETM
      9.125%, 01/01/03                   370           419
   Miami Beach, Housing Authority
     RB, Section 8, 1995
      6.625%, 01/15/09                 1,200         1,280
   Miramar, Water Improvement
     Assessment RB, FGIC
      5.125%, 10/01/20                 5,430         5,498
   Pinellas County, Housing Finance
     Authority RB, Single Family
     Mortgage, Series A, AMT, GNMA
      6.850%, 03/01/29                 1,500         1,624
                                                   -------
                                                    11,435
                                                   -------

---------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
---------------------------------------------------------
GEORGIA -- 1.5%
   Augusta, Housing Rehabilitation
     Agency RB, Bon Air Project,
     Series C
      7.000%, 09/01/05                $1,000       $ 1,096
   De Kalb, Private Hospital Authority
     RB, Wesley Services Incorporated
     Project, (LOC)
      8.250%, 09/01/15                   500           517
   Fulton County, Housing Authority
     RB, Single Family Mortgage,
     Series 1995 A, AMT, GNMA
      6.200%, 03/01/13                   390           412
   Marietta, Housing Authority RB,
     Multi-Family Housing,
     Ridge Pointe Apartments, Series A,
     Mandatory Put @ 100, FNMA (B)
      5.700%, 06/01/05                 1,475         1,560
   Marietta, Housing Authority RB,
     Multi-Family Housing,
     Series A, Mandatory Put @ 100,
     New England Mutual
     Life Guaranty (B)
      6.000%, 06/01/01                 1,000         1,018
   Saint Mary's, Housing Authority RB,
     Multi-Family, Cumberland Oaks
     Apartments, Series A, FNMA
      7.250%, 09/01/05                   595           634
   Saint Mary's, Housing Authority RB,
     Multi-Family, Pines Apartments,
     Series C, FNMA
      7.250%, 10/01/05                   255           270
                                                   -------
                                                     5,507
                                                   -------
HAWAII -- 0.1%
   Honolulu, Housing Authority RB,
     Multi-Family Mortgage Authority,
     Waipahu Towers Project, Series A,
     AMT, GNMA
      6.900%, 06/20/05                   350           375
                                                   -------
IDAHO -- 0.5%
   Idaho State Housing Agency RB,
     Single Family Mortgage, Series C1
      7.650%, 07/01/10                   340           358
   Idaho State Housing Agency RB,
     Single Family Mortgage,
     Series F, AMT
      5.800%, 07/01/07                   950         1,021
   Idaho State Housing & Finance
     Association RB, Series B, AMT
      5.650%, 07/01/09                   475           501
                                                   -------
                                                     1,880
                                                   -------
20

===============================================================================


----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
ILLINOIS -- 8.1%
   Alton, Hospital Facilities RB, Alton
     Memorial Hospital Project, ETM
      7.000%, 07/01/05                $  600       $   661
   Bethany, Home & Hospital RB, First
     Mortgage Methodist Church,
     Pre-Refunded @ 100 (D)
      7.750%, 04/01/00                   130           139
   Bolingbrook, Hospital Authority RB,
     Hinsdale Sanitarium Hospital
     Project, ETM
      7.250%, 08/01/08                 1,180         1,341
   Bolingbrook, Mortgage RB, Capital
     Appreciation Series 1 (A)
      0.000%, 01/01/11                 6,860         2,727
   Chicago, Housing RB, Bryn Mawr
     Project, AMT, GNMA
      4.950%, 06/01/05                   150           151
      5.250%, 06/01/08                   175           176
      5.350%, 06/01/09                   175           176
      5.450%, 06/01/10                   185           187
      5.500%, 06/01/11                   195           197
      5.550%, 06/01/12                   200           202
   City of Fairfield, Economic
     Development RB, Wayne
     County Center Project
      6.000%, 12/15/05                   545           566
   Des Plains, Hospital Facilities RB,
     Holy Family Hospital Project,
     ETM, FGIC
      7.000%, 01/01/07                   400           439
   Des Plains, Hospital Facilities RB,
     Holy Family Hospital Project,
     ETM, MBIA
      7.000%, 01/01/07                   240           263
   Development Finance Authority RB,
     Catholic Health, Series A,
     Connie Lee Insured
      5.150%, 02/15/06                 1,010         1,031
   Development Finance Authority
     RB, Community Rehabilitation
     Providers
      6.000%, 7/01/15                  1,365         1,387
      6.050%, 7/01/19                  1,000         1,021
   Development Finance Authority RB,
     Debt Restructure, East Saint Louis,
     Moral Obligation
      6.050%, 11/15/99                   325           332
      6.875%, 11/15/05                   875           946
   Development Finance Authority RB,
     Fund For Child Care Facilities
     Project, Series A
      7.400%, 09/01/04                 2,400         2,643

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
    Greater Peoria, Airport Authority RB,
      GO, AMT, AMBAC
      6.500%, 12/01/05                $  100       $   110
      6.600%, 12/01/06                   575           635
      6.700%, 12/01/07                   250           277
   Health Facilities Authority RB,
     Lutheran Health Systems, Series B,
     Partially Pre-Refunded @ 102 (D)
      7.375%, 04/01/99                 2,000         2,125
   Health Facilities Authority RB,
     Lutheran Social Services
      6.125%, 08/15/10                   850           857
   Health Facilities Authority RB,
     Mercy Health Center, ETM
      7.100%, 06/01/09                   785           905
      7.500%, 09/01/09                   340           397
   Health Facilities Authority RB,
     Sydney R. Forkosh Memorial
     Hospital, Pre-Refunded @ 100 (D)
      7.000%, 07/01/02                   395           425
   Health Facilities RB, Michael Reese
     Hospital, ETM
      6.750%, 12/01/08                   190           223
   Health Facilities RB, Northwestern
     Memorial Hospital, ETM
      6.375%, 05/01/03                    45            47
   Quincy, Single Family Mortgage RB
      6.875%, 03/01/10                   550           589
   Rockford, Housing RB, Faust
     Landmark Apartments,
     AMT, MBIA, FHA
      5.625%, 07/01/07                   550           569
   Rockford-Concord Commons,
     Housing Finance Authority RB,
     Series A, FHA
      5.550%, 11/01/06                   580           610
   Rockford-Concord Commons,
     Housing Finance Authority RB,
     Series A, HUD Section 8
     Assisted, FHA
      6.150%, 11/01/22                 1,845         1,921
   Southwestern Development
     Authority RB, Wood River
     Township Hospital Project, ETM,
     Moral Obligation
      6.875%, 08/01/03                   200           225
   Upper Illinois River Valley, Solid
     Waste Disposal RB, AMT
      6.500%, 02/01/04                 1,775         1,839
   Village of Buffalo Grove, Economic
     Development Project RB,
     Country Line Partners
      5.450%, 08/15/02                 1,365         1,384

STATEMENT OF NET ASSETS
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MUNICIPAL BOND FUND, CONTINUED
----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   Village of Grayslake, Multi-Family
     Housing RB, Country Squire
     Village Apartments,
     Series A, FHA
      6.000%, 06/01/05                $1,245       $ 1,309
   Western Illinois University, Series A
     RB, ETM
      7.400%, 04/01/09                   165           188
                                                   -------
                                                    29,220
                                                   -------
INDIANA -- 2.1%
   Bond Bank Special Program Waste
     Water Treatment RB, Series 1997C
      5.100%, 8/01/05                    250           255
      5.200%, 8/01/07                    100           103
      5.300%, 8/01/08                    290           297
      5.400%, 8/01/09                    255           262
   Indianapolis, Economic
      Development RB, Knob
      in the Woods Project,
      Mandatory Put @ 100,
      AMT, FNMA (B)
       6.375%, 12/01/04                3,465         3,777
   Monroe County, Hospital Authority
     RB, Bloomington Project, MBIA
      4.750%, 05/01/06                 1,000         1,001
   State Health Facilities, Kings
     Daughters Hospital RB,
     Asset Guaranty
      5.000%, 08/15/05                   260           264
      5.100%, 02/15/06                   385           390
      5.100%, 08/15/06                   395           401
      5.250%, 02/15/08                   400           407
      5.350%, 08/15/09                   440           448
   Vigo County, Hospital Authority
     RB, ETM
      6.875%, 4/01/04                    105           114
                                                   -------
                                                     7,719
                                                   -------
IOWA -- 1.7%
   Davenport, Home Ownership
     Mortgage Refunding RB, Series 1994
      4.000%, 03/01/03                    30            30
   Davenport, Hospital Facility
     RB, ETM
      7.200%, 07/01/09                   200           229
   Des Moines, Lutheran Hospital
     RB, ETM, MBIA
      9.500%, 11/15/02                    50            57

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   State Finance Authority RB, Small
     Business Development, Terrance
     Center Association, L.P. Project,
     Guaranty Agreement with Central
     Life Assurance Company
      7.500%, 03/01/22                $1,550       $ 1,719
   State Finance Authority RB,
     Solid Waste Disposal,
     Revenue Series 1997
     Mandatory Put @ 100, AMT (B)
      6.000%, 06/01/07                 4,000         4,105
                                                   -------
                                                     6,140
                                                   -------
KANSAS -- 1.1%
   Labette & Cowley Counties, Single
     Family Mortgage RB, Series A
      9.500%, 04/01/13                    85            92
   Manhattan, Central Business
     District Redevelopment, Tax
     Increment RB, Series A, AMT,
     Asset Guaranty
      5.200%, 12/01/03                   500           508
   Manhattan, Central Business District
     Redevelopment, Tax Increment RB,
     Series A, AMT, Asset Guaranty
      5.000%, 12/01/02                   665           672
   Reno County, Single Family
     Mortgage Revenue Refunding
     Bond, Series B
      8.700%, 09/01/11                   340           368
   Saline County, Single Family
     Mortgage RB, Series A
      9.500%, 10/01/11                   195           209
   State Development Authority RB,
     Four Seasons Apartments,
     AMT, (LOC) (C), Mandatory
     Put @ 100 (B)
      5.300%, 10/01/07                   365           368
      5.600%, 10/01/07                 1,035         1,043
   Wichita, Hospital RB, ETM
      7.000%, 03/01/06                   470           521
   Wichita, Single Family Mortgage
     RB, Series A
      7.100%, 09/01/09                   275           295
                                                   -------
                                                     4,076
                                                   -------
KENTUCKY -- 1.8%
   Ashland, Environmental Import RB,
     Allied Chemical Project, ETM
      5.800%, 03/01/03                 1,505         1,565
   Greater Kentucky Housing
     Assistance Corporation RB,
     HUD Section 8 Assisted,
     Project A, FHA, MBIA
      7.625%, 01/01/25                   425           445

===============================================================================

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   Greater Kentucky Housing
     Assistance Corporation RB,
     HUD Section 8 Assisted,
     Series C, FHA, MBIA
      5.350%, 07/01/07                $  540       $   547
   Lakeland, Wesley Village
     Incorporated Housing RB,
     HUD Section 8 Assisted, FHA
      7.125%, 11/01/02                   320           340
   Nelson County, Industrial
     Development, Series 1995 RB,
     AMT, (LOC)
      6.500%, 04/01/05                 2,000         2,178
   Owensboro, Electric, Light & Power
     RB, ETM
     10.500%, 01/01/04                   485           581
   State Turnpike Authority RB, ETM
      7.100%, 07/01/02                   275           293
      6.125%, 07/01/07                   262           282
      6.625%, 07/01/08                   165           182
                                                   -------
                                                     6,413
                                                   -------
LOUISIANA -- 4.0%
   Housing Finance Authority RB,
     Malta Square Project,
     AMT, GNMA
      6.500%, 09/01/38                 1,615         1,700
   Housing Finance Authority RB,
     Malta Square Project,
     AMT, GNMA
      6.450%, 09/01/27                   630           664
   Housing Finance Authority RB,
     Single Family Housing,
     AMT, GNMA
      8.050%, 11/01/14                   395           408
   Iberia, Single Family Mortgage,
     Series 1993 RB
      7.375%, 01/01/11                   910         1,002
   Jefferson Parish, Hospital Service
     District # 001 RB, ETM
      7.125%, 01/01/02                   315           336
   Lafourche Parish, Home Mortgage
     Authority RB, Single Family
     Mortgage, ETM
      7.400%, 07/01/10                    45            53
   Public Facilities Authority
     RB, Beau Terre Project,
     Mandatory Put @ 100, FNMA (B)
      5.800%, 06/01/05                   750           792
   Public Facilities Authority RB,
     Edgewood Apartments,
     Mandatory Put @ 100, FNMA (B)
      5.800%, 06/01/05                 5,155         5,445

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   Public Facilities Authority RB,
     Oakleigh Apartment Project, AXA
      5.750%, 03/15/03                $  295       $   311
      5.850%, 03/15/04                   315           332
      5.950%, 03/15/05                   330           348
   Public Facilities Authority RB,
     Series A1, Mandatory Put @ 100,
     AMBAC (B)
      5.000%, 06/01/02                   600           611
   Public Facilities Authority RB,
     Single Family Mortgage, Series A
      7.375%, 10/01/12                   555           575
   Public Facilities Authority RB,
     Single Family Mortgage, Series C
      8.450%, 12/01/12                   691           742
   Public Facilities Authority RB,
     Southern Baptist Hospital, ETM
      8.000%, 05/15/12                 1,020         1,237
                                                   -------
                                                    14,556
                                                   -------
MAINE -- 0.1%
   State Health & Higher Education
     Facilities Authority RB, Cedar
     Nursery, Pre-Refunded @
     102 (D), FHA
      7.900%, 02/01/00                    65            71
   State Housing Authority RB,
     Series B, AMT
      8.400%, 11/15/07                   245           250
                                                   -------
                                                       321
                                                   -------
MARYLAND -- 1.2%
   Cecil County, Economic
     Development RB, Northeast
     Plaza Association, Series A
      6.875%, 01/15/08                 1,760         1,956
   Cecil County, Economic
     Development RB, Northeast
     Plaza Association, Series B
      6.875%, 01/15/10                   525           582
   Frederick County, Economic
     Development RB, Mortgage
     Revenue Refunding Bond,
     Series A, FHA
      5.900%, 02/01/05                   325           338
   Prince George's County, Multi-Family
     Mortgage RB, Emerson House
     Project, Series A
      6.400%, 10/15/05                 1,200         1,281
                                                   -------
                                                     4,157
                                                   -------
MASSACHUSETTS -- 0.2%
   State Health & Education Authority
     RB, Beth Israel Hospital, ETM
      5.750%, 07/01/06                    65            68

STATEMENT OF NET ASSETS
===============================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MUNICIPAL BOND FUND, CONTINUED
----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   State Health & Education Authority
     RB, Massachusetts Institute of
     Technology
      8.000%, 07/01/00                $   65       $    71
   State Housing Finance Authority
     RB, AMT, MBIA
      6.125%, 12/01/11                   500           524
                                                   -------
                                                       663
                                                   -------
MICHIGAN -- 1.2%
   Battle Creek, Economic
     Development RB, Kellogg Project
      5.125%, 02/01/09                   500           501
   Detroit, Water Supply Systems
     RB, ETM
      8.875%, 01/01/05                   900         1,051
   Petoskey, Hospital Finance
     Authority RB, ETM
      6.700%, 03/01/07                   530           581
   Saginaw, Hospital Finance Authority
     RB, St. Lukes Hospital, ETM
      7.500%, 11/01/10                   285           336
   State Building Authority
     RB, ETM, MBIA
      7.400%, 04/01/01                    10            11
   State Hospital Finance Authority
     RB, Henry Ford Hospital, ETM
      9.000%, 05/01/04                   210           252
   State Hospital Finance Authority
     RB, Mount Carmel Mercy
     Hospital, ETM
      7.500%, 08/01/05                    60            67
   State Hospital Finance Authority
     RB, St. Joseph Mercy Hospital
     Project, ETM
      7.000%, 07/01/05                   345           381
   State Hospital Finance Authority
     RB, St. Lawrence Hospital
     Project, ETM
      7.500%, 05/01/07                   715           811
   State Hospital Finance Authority RB,
     William Beaumont Project, ETM
      6.200%, 01/01/03                    40            42
   State Housing RB, Series D,
     AMT, AMBAC
      5.050%, 12/01/07                   100           100
      5.150%, 12/01/08                   100           100
      5.250%, 12/01/09                   100           100
      5.350%, 12/01/10                   100           100
                                                   -------
                                                     4,433
                                                   -------

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
MINNESOTA -- 0.9%
   Cambridge, Mortgage Revenue,
     Health Care Center RB,
     Series A, GNMA
      5.400%, 11/20/05                $  630       $   655
   City of Fridley, Community
     Development RB,
     Fridley Business Plaza,
     Mandatory Put @ 100, LOC (B)
      5.375%, 09/01/01                 1,225         1,248
   Dakota County, Housing &
     Redevelopment Authority RB,
     Single-Family Mortgage,
     AMT, FNMA, GNMA
      5.550%, 10/01/02                   130           134
      5.750%, 10/01/04                   150           155
   Monticello, Pollution Control RB,
     Northern States Power
      5.375%, 02/01/03                   450           452
   Rochester, St. Mary's
     Hospital RB, ETM
      5.750%, 10/01/07                   420           445
                                                   -------
                                                     3,089
                                                   -------
MISSISSIPPI -- 1.5%
   Mississippi Home Corporation
     RB, Single-Family Mortgage,
     (converts to 7.375% on 12/01/97)
     Series I, AMT, GNMA, FNMA
      5.200%, 06/01/28                 3,055         3,406
   Mississippi Home Corporation RB,
     Single-Family, Mortgage Access
     Program, Series 1994A,
     AMT, GNMA
      5.000%, 06/01/04                   585           604
   State GO, ETM
      6.200%, 02/01/08                   135           148
   State Business Finance Industrial
     Development RB, AMT, LOC
      5.450%, 09/01/01                   285           290
      5.600%, 09/01/02                   305           312
      5.800%, 09/01/04                   340           351
      5.900%, 09/01/05                   360           371
                                                   -------
                                                     5,482
                                                   -------
MISSOURI -- 4.2%
   Kansas City, Industrial Development
     Authority Multi-Family
     Housing RB, Coves North
     Duplexes, FNMA, Mandatory
     Put @ 100 (B)
      5.600%, 09/01/05                 2,780         2,853

===============================================================================

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   Kansas City, Industrial Development
     Authority Housing RB,
     Royal Woods Apartments,
     Mandatory Put @ 100,
     FNMA (B)(C), AMT
      5.600%, 01/01/10                $7,620       $ 7,801
   Pacific & Franklin Counties, Clayton
     Corporation Project RB, AMT, LOC
      5.450%, 05/01/02                   900           916
      5.950%, 05/01/07                   900           929
      6.200%, 05/01/12                   900           929
      6.450%, 05/01/17                   900           928
   Saint Louis County, Convention &
     Sports Center RB, Series B
      6.500%, 08/15/01                   775           826
   Saint Louis, Airport RB, ETM
     12.000%, 07/01/03                    50            69
                                                   -------
                                                    15,251
                                                   -------
MONTANA -- 0.1%
   Missoula County, Community
     Hospital RB, ETM, AMBAC
      7.125%, 06/01/07                   445           496
                                                   -------
NEBRASKA -- 0.7%
   Hall County, Hospital Authority
     RB, ETM
      8.000%, 01/01/07                   335           384
   Investment Finance Authority RB,
     Multi-Family Housing, Old
     Cheney Apartments, Series A,
     Mandatory Put @ 100, FNMA (B)
      5.500%, 12/01/05                 2,000         2,080
                                                   -------
                                                     2,464
                                                   -------
NEVADA -- 0.7%
   State Housing Division RB,
     Multi-Family Mortgage,
     Saratoga Palms Project,
     AMT, FNMA
      5.900%, 04/01/06                   700           726
   State Housing Division RB, Single
     Family Mortgage, Series B,
     AMT, FHA, VA
      6.450%, 10/01/07                   835           907
   State Housing Division RB, Single
     Family Mortgage, Series E, AMT
      6.000%, 10/01/09                   500           519
   State Housing Division RB, Single
     Family Mortgage, Series C1,
      5.450%, 04/01/10                   500           503
                                                   -------
                                                     2,655
                                                   -------

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
NEW HAMPSHIRE -- 1.4%
   State Higher Education & Health
     Facilities Authority RB, Crotched
     Mountain Rehabilitation Center,
     Pre-Refunded @ 102 (D)
      7.500%, 01/01/00                $  110       $   120
   State Higher Education & Health
     Facilities Authority RB, Kendal at
     Hanover, (LOC)
      5.200%, 10/01/06                   830           835
      5.300%, 10/01/07                   625           629
   State Higher Education & Health
     Facilities Authority RB,
     Riverwoods at Exeter, Series B,
     LOC, Mandatory Put @ 100 (B)
      5.050%, 03/01/03                 3,200         3,296
                                                   -------
                                                     4,880
                                                   -------
NEW JERSEY -- 1.5%
   Church Street Corporation RB,
     Keansburg Elderly Housing, Series
     1994, HUD Section 8 Assistance
      5.000%, 03/01/01                   220           222
   Deptford Township, GO,
     Fire District # 1
      5.600%, 10/15/06                   190           202
      5.850%, 10/15/07                   200           217
   Economic Development Authority
     RB, National Westminster,
     Series H-2, AMT, (LOC)
      5.000%, 10/01/05                   690           701
   Education Facilities Authority RB,
     Caldwell College, Series A
      7.250%, 07/01/25                 1,195         1,258
   State Health Care Facility Finance
     Authority RB, Community
     Memorial Hospital, Series C
      8.000%, 07/01/14                   205           214
   State Health Care Facility Finance
     Authority RB, Hackensack
     Hospital, ETM
      8.750%, 07/01/09                   150           180
   State Highway Authority RB,
     Garden State Parkway, ETM
      6.500%, 01/01/11                   190           213
   State Housing & Mortgage RB,
     Presidential Plaza, FHA
      6.950%, 05/01/13                   640           690
   State Turnpike Authority RB, ETM
     10.375%, 01/01/03                 1,310         1,531
                                                   -------
                                                     5,428
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MUNICIPAL BOND FUND, CONTINUED
----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)         (000)
----------------------------------------------------------
NEW MEXICO -- 1.3%
   Albuquerque, Class B-2,
     CMO, FGIC (A)
      0.000%, 05/15/11                $3,624       $ 1,422
   Albuquerque, Residential Mortgage
     RB, Series A, ETM
      7.000%, 03/01/04                   625           689
   Bernalillo County, Multi-Family
     Housing RB, Sunchase
     Apartments, Series A,
     Mandatory Put @ 100, AXA (B)
      5.800%, 11/01/06                 1,500         1,592
   Roswell, Airport and Marina
     Improvement RB, AMT
      8.500%, 11/01/98                   140           141
   Santa Fe, Single Family Mortgage
     Authority RB, Series 1991
      8.450%, 12/01/11                   151           163
   State Mortgage RB, FHLMC,
     FNMA, GNMA
      5.500%, 07/01/17                   225           224
      5.600%, 07/01/28                   500           498
                                                   -------
                                                     4,729
                                                   -------
NEW YORK -- 7.0%
   Amherst, Industrial Development
     Agency RB, Multi Surface Rink
     Complex, (LOC)
      4.75%, 10/01/02                    210           211
      5.15%, 10/01/06                    360           361
   Capital District, Youth Center Lease
     RB, (LOC)
      6.000%, 02/01/17                   500           514
   Nassau County, General
     Improvement GO, Series X,
     AMBAC
      5.000%, 11/01/05                   500           514
      5.000%, 11/01/06                   500           511
   New York City, Housing Authority
     RB, Series A, AMBAC, HUD
      5.450%, 07/01/08                 1,655         1,727
   New York City, Industrial
     Development Agency RB,
     Series C, Mandatory Put @ 100,
     AMT, (LOC) (B)
      7.625%, 11/01/99                 2,965         3,025
   State Dormitory Authority RB,
     Long Island University,
     Asset Guaranty
      6.000%, 09/01/08                 3,450         3,713
   State Dormitory Authority RB,
     St Mary's Hospital, MBIA
      5.250%, 05/01/05                 1,335         1,377

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   State Medical Care Facilities Finance
     Agency RB, Hospital & Nursing
     Home, Series A, Partially
     Pre-Refunded @ 102, FHA (D)
      7.900%, 08/15/98                $   55       $    57
   State Mortgage Agency RB,
     AMT, FHA
      7.700%, 10/01/21                 3,390         3,576
   State Power Authority RB,
     Series C, ETM
      9.500%, 01/01/01                   410           437
   State Urban Development
     Authority RB, AMBAC
      5.625%, 01/01/07                 5,000         5,294
   Syracuse, Housing Authority RB,
     Loretto Rest Homes, FHA
      5.000%, 08/01/07                 2,400         2,412
   UFA Development Corporation,
     Mortgage RB, Loretto
     Utica Project, FHA
      5.150%, 07/01/03                 1,545         1,586
                                                   -------
                                                    25,315
                                                   -------
NORTH CAROLINA -- 0.2%
   Vance County, Industrial Facilities
     Authority RB, AMT, (LOC),
     Optional Put 9/1/98 @ 100
      4.700%, 09/01/00                   600           601
                                                   -------
OHIO -- 2.2%
   Cuyahoga County, Deaconess
     Hospital Project RB, ETM
      6.750%, 11/01/09                   444           490
   Cuyahoga County, Multi-Family
     Housing RB, Water Street
     Association, AMT, FHA, GNMA
      6.250%, 12/20/36                 1,300         1,368
   Lucas-Palmer, Housing
     Development Corporation RB,
     Palmer Gardens Section 8,
     Series A, FHA, MBIA
      5.900%, 07/01/07                   295           310
   Miami County, Hospital Facilities RB,
     Pre-Refunded @ 102, MBIA (D)
      6.625%, 05/01/99                    40            42
   Ohio Capital Corporation for
     Housing, Mortgage RB, Section 8
     Assistance, Project E, FHA, MBIA
      5.700%, 01/01/05                   450           469
   Pike County, Health Services RB
      6.750%, 07/01/17                 2,000         1,995
   State Building Authority RB, Toledo
     Government Office Building,
     Pre-Refunded @ 100 (D)
     10.125%, 04/01/03                   470           566

================================================================================

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   State Mortgage RB, FHA
      5.600%, 08/01/06                $  505       $   521
   State Pollution Control RB,
     General Motors
      6.500%, 03/01/06                   250           252
   State Water Development
     Authority RB, ETM
      9.375%, 12/01/10                   350           443
   Youngstown State University,
     General Receipt RB, Series A
      6.200%, 12/15/16                 1,580         1,623
                                                   -------
                                                     8,079
                                                   -------
OKLAHOMA -- 1.2%
   Cleveland County, Home Loan
     Authority RB, Single Family
     Mortgage, Series 1992
      8.375%, 08/01/12                 2,060         2,245
   Grand River, Dam Authority
     RB, ETM
      6.250%, 11/01/08                    70            74
   McAlester, Public Works
     Authority RB, FSA
      8.250%, 12/01/04                   125           152
      8.250%, 12/01/05                   750           928
      8.250%, 12/01/06                   185           232
   Payne County, Housing Finance
     Authority RB, Single Family
     Mortgage, Series A
      8.625%, 03/01/11                   385           411
   State Housing Finance Authority
     RB, AMT, GNMA
      7.997%, 08/01/18                    75            81
   Tulsa, Industrial Development
     Authority RB, Doctors Medical
     Center, Pre-Refunded @ 100 (D)
      6.625%, 10/01/03                   165           178
                                                   -------
                                                     4,301
                                                   -------
PENNSYLVANIA -- 11.3%
   Allegheny County, Greater Pittsburgh
     International Airport RB, Series C,
     Partially Pre-Refunded @ 102, ETM
     AMT, MBIA (D)
      8.250%, 01/01/98                   725           744
   Allegheny County, Industrial
     Development Authority RB,
     Integra Bank of Pittsburgh,
     AMT, (LOC)
      6.000%, 10/01/04                 1,000         1,003
   Allegheny County, Residential
     Finance Authority RB, GNMA
      6.500%, 11/01/14                   555           584

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   Allentown, Hospital Authority RB,
     Sacred Heart Hospital of
     Allentown, Series A
      6.200%, 11/15/03                $  700       $   736
   Bucks County, Industrial
     Development Authority RB,
     Women's Humane Society
      7.100%, 12/01/09                   600           600
   Bucks County, Saint Mary's
     Hospital Authority RB, ETM
      6.625%, 07/01/04                    75            81
   Chester County, Hospital Authority
     RB, Brandywine Hospital
      7.000%, 07/01/10                   450           457
   Dauphin County School Project,
     General Authority RB,
     WW15 Term, Mandatory
     Tender @ 100 (B)
      6.850%, 06/01/09                   700           753
   Delaware River, Port Authority
     RB, ETM, GO, (LOC)
      6.500%, 01/15/11                    15            17
   Delaware County, Housing
     RB, Dunwoody Village
      5.625%, 04/01/09                   170           174
   Erie, Higher Education
     RB, Mercyhurst College
      5.750%, 03/15/12                   120           122
      5.850%, 03/15/17                   435           443
   Falls Township, Hospital Authority
     RB, Delaware Valley Medical
     Center, FHA
      6.900%, 08/01/11                 3,820         4,178
   Fayette County, Hospital Authority
     RB, Uniontown Hospital,
     Connie Lee Insured
      5.200%, 06/15/04                   280           287
      5.400%, 06/15/06                 1,120         1,156
      5.450%, 06/15/07                   600           622
      5.550%, 06/15/08                 1,420         1,475
      5.650%, 06/15/09                 1,505         1,563
   Geisinger, Health Systems
     Authority RB
      7.375%, 07/01/02                   200           213
   Harrisburg, GO, ETM, MBIA
      9.750%, 04/15/99                    75            80
   Hazleton, School District GO,
     Series A, FGIC
      4.500%, 03/01/05                   150           149
      4.650%, 03/01/07                   615           608
      4.750%, 03/01/08                   850           840
      4.900%, 03/01/09                   895           886
      5.000%, 03/01/10                   735           728
      5.000%, 03/01/11                   585           575

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MUNICIPAL BOND FUND, CONTINUED
----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   Jefferson County, Municipal
     Authority RB, ETM, MBIA, GTD
      7.000%, 12/01/02                $   30       $    32
   Kennett Square, GO
      4.500%, 02/01/99                   400           402
   Kennett Square, Sewer Authority
     RB, FSA
      5.300%, 12/15/27                 2,565         2,555
   Lancaster, Sewer Authority
     RB, ETM
      6.000%, 04/01/12                     5             5
   Lehigh County, General Purpose
     RB, Muhlenberg Continuing Care,
     Mandatory Put @ 100, (LOC) (B)
      7.800%, 03/15/02                 2,320         2,465
   Lehigh County, Muhlenberg
     Hospital Center RB
      4.800%, 07/15/00                 1,685         1,698
   Manheim Township, School
     Authority RB, Series 1978,
     Pre-Refunded @ 100 (D)
      6.625%, 12/01/05                   465           522
   Monroeville, Hospital Authority RB,
     East Suburban Health Center,
     Pre-Refunded @ 100 (D)
      7.600%, 07/01/04                   600           677
   Montgomery County, Industrial
     Development Authority RB,
     BMHR Associate Project, LOC
      6.750%, 11/15/04                   250           260
   Montgomery County, Industrial
     Development Authority RB,
     Emergency Care Research
     Institute Project
      6.400%, 06/01/03                   535           559
   Morrisville, School District RB, GTD
      5.500%, 09/01/98                   100           101
   Philadelphia, Industrial
     Development Authority RB,
     Jeanes Physician's Office, Series A
      9.375%, 07/01/10                   930           944
   Philadelphia, Industrial
     Development Authority RB,
     National Board of Medical
     Examiners Project
      6.750%, 05/01/12                   550           596
   Philadelphia, St. Agnes Hospital
     RB, ETM
      6.750%, 08/15/01                   355           370
   Pittsburgh, Urban Redevelopment
     Authority RB, Series C, AMT,
     FNMA, GNMA
      5.950%, 10/01/29                   250           254

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   Pittsburgh, Urban Redevelopment
     Authority RB, Center Triangle,
     Private Placement Tax Increment,
     Series A, (LOC)
      5.125%, 06/01/00                $1,175       $ 1,188
   Pottsville, Hospital Authority RB,
     Pottsville Hospital & Warner Clinic
      7.250%, 07/01/24                   605           667
   Scranton & Lackawanna Counties,
     Health & Welfare Authority RB
      6.625%, 04/15/07                   285           289
   Somerset County, Hospital Authority
     RB, Asset Guaranty, Series 1997 B
      5.200%, 03/01/10                   605           605
      5.300%, 03/01/11                   145           145
   Southeastern Pennsylvania, Greene
     School District GO, ETM
      9.375%, 07/01/03                    10            12
   State Higher Education Facilities
     Authority RB, University of the
     Arts, Series 1997, Asset Guaranty
      4.750%, 03/15/05                   165           164
      4.850%, 03/15/06                   270           267
      5.100%, 03/15/09                   310           307
      5.200%, 03/15/10                   325           321
      5.250%, 03/15/11                   345           341
      5.300%, 03/15/12                   345           342
   State Higher Education Facilities
     Authority RB, Ursinus College
      5.000%, 01/01/02                   160           162
      5.100%, 01/01/03                   180           183
      5.200%, 01/01/04                   195           198
      5.300%, 01/01/05                   220           224
      5.400%, 01/01/06                   245           250
      5.850%, 01/01/17                 1,275         1,296
   State Housing Authority RB, Rental
     Housing, FNMA, FHA
      5.150%, 07/01/03                   400           413
   State Housing Authority RB, Single
     Family Mortgage, AMT
      7.000%, 10/01/05                   230           246
   Westtown Township, GO
      4.500%, 03/01/99                 1,500         1,506
   York, Housing RB
      6.875%, 11/01/09                 1,255         1,296
                                                   -------
                                                    40,936
                                                   -------
RHODE ISLAND -- 1.8%
   Central Falls, GO,
     Pre-Refunded @ 103 (D)
      9.250%, 11/15/00                   180           211
   State Housing & Mortgage Finance
     Corporation RB, Home Ownership,
     Series 3B, AMT
      8.050%, 04/01/22                 1,300         1,368

================================================================================

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   State Industrial Facilities RB, Crystal
     Thermoplastics Project, Series A,
     AMT, IRBA
      6.900%, 08/01/14                $  380       $   401
   State Turnpike & Bridge
     Authority RB
      5.350%, 12/01/17                 3,700         3,672
   West Warwick, GO, Series A,
     Asset Guaranty
      7.300%, 07/15/08                   910         1,048
                                                   -------
                                                     6,700
                                                   -------
SOUTH CAROLINA -- 1.3%
   State Housing Finance Authority RB,
     Multi-Family Housing,
     Bryton Point Apartments
     Mandatory Put @ 100, FNMA (B)
      5.700%, 06/01/05                 3,050         3,279
   State Housing Finance Authority RB,
     Multi-Family Housing, Runaway
     Bay Apartments
      5.500%, 12/01/05                 1,000         1,044
   State Housing Finance Authority
     RB, Multi-Family Housing,
     Westbury Place, FHA
      6.050%, 07/01/27                   475           490
                                                   -------
                                                     4,813
                                                   -------
SOUTH DAKOTA -- 0.3%
   State Housing Development
     Authority RB, Series B,
     HUD Section 8
      7.000%, 04/01/12                 1,000         1,073
                                                   -------
TENNESSEE -- 1.2%
   Greeneville, Health & Education
     Facility Board RB, Southern
     Advent Hospital, ETM
      8.700%, 10/01/09                   375           459
   Nashville & Davidson Counties,
     Metropolitan Government Health
     & Education Facilities Board RB,
     Welch Bend Apartments, Series A,
     Mandatory Put @ 100, FNMA (B)
      5.500%, 01/01/07                 2,130         2,210
   Nashville & Davidson Counties,
     Health & Education Board RB,
     CI Homes Project,
     Pre-Refunded @ 105 (D)
      9.000%, 10/01/07                   250           338
   Shelby County, Health & Housing
     Board RB, Asset Guaranty
      6.500%, 10/01/07                 1,325         1,416
                                                   -------
                                                     4,423
                                                   -------

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
TEXAS -- 6.8%
   Bell County, Health Facility
     Development Corporation RB,
     Central Texas Pooled Health,
     Investment Agreement Sun Life
     Series A, Mandatory Put @ 100 (B)
      4.750%, 10/01/98                $  100       $   101
   Bexar County, Housing Finance
     Corporation Residual Bond,
     Capital Appreciation (A)
      0.000%, 03/01/15                 1,765           569
   Brazos, Higher Education Authority
     RB, AMT, GTD
      6.500%, 06/01/04                   500           534
   Bryon, Higher Education Authority
     RB, Allen Academy, Series A
      6.500%, 12/01/06                   400           412
      7.300%, 12/01/16                 1,750         1,816
   Collin County, Housing Finance
     Corporation RB, Multi-Family
     Mortgage, Preston Bend
     Apartments Project, AXA
     Mandatory Put @ 100 (B)
      6.500%, 09/01/03                 1,000         1,035
   De Soto, Housing RB, Colonies
     Apartments Project,
     Mandatory Put @ 100, FNMA (B)
      5.125%, 10/01/07                 3,725         3,678
   Denison, Hospital Authority RB,
     Texoma Medical Center, ETM
      7.125%, 07/01/08                   145           165
   Duncanville, Hospital Development
     Authority RB, Methodist Hospital
     Project, ETM
      9.000%, 01/01/10                   700           858
   Grand Prairie, Multi-Family
     Mortgage RB, Sugar Creek
     Apartments, Project A
      6.000%, 02/01/05                   655           677
   Gregg County, Housing Finance
     Corporation RB, Summer Lake
     Project, Series A, AXA,
     Mandatory Put @ 100 (B)
      6.400%, 03/01/06                   500           531
   Gulf Coast, Pollution Control RB,
     Pre-Refunded @ 100 (D)
      6.500%, 08/01/03                   140           151
   Harris County, Housing Finance
     Corporation RB, Multi-Family
     Housing, Colonial House
     Apartments Project,
     Mandatory Put @ 100, (LOC) (B)
      5.600%, 09/01/99                   230           235

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MUNICIPAL BOND FUND, CONTINUED
----------------------------------------------------------
                                   FACE AMOUNT      VALUE
DESCRIPTION                           (000)         (000)
----------------------------------------------------------
   Harris County, Housing Finance
     RB, Series 1996, AMT, FSA
      5.700%, 06/01/06                $  280       $   290
   Houston, Port Authority RB,
     Airport and Marina Improvement
      5.750%, 05/01/02                   310           316
   Houston, Sewer System RB, ETM
      5.400%, 10/01/04                    50            53
      6.375%, 10/01/08                    85            97
   Houston, Housing Finance
     Corporation RB, Series 1996-A1
      8.000%, 06/01/14                 2,150         2,389
   Houston, Housing Finance
     Corporation RB,
     Series 1996-A2 (A)
      0.000%, 06/01/14                 1,830           542
   Northeast Hospital Authority
     RB, ETM
      8.000%, 07/01/08                   545           634
   Odessa, Single Family Mortgage
     RB, Series A, FNMA
      8.450%, 11/01/11                   289           313
   Panhandle Plains, Higher Education
     Authority RB, Series D, AMT, GTD
      5.100%, 09/01/03                   210           214
      5.250%, 03/01/05                   185           189
   Panhandle, Housing Finance
     Corporation RB, Single Family
     Mortgage, Series A, AMT, GNMA
      7.500%, 05/01/24                   440           465
   South Plains, Regional Housing
     Authority RB, Section 8 Assistance
     Project, Series A, HUD
      6.000%, 08/01/00                    50            51
      6.500%, 08/01/05                   325           335
      6.900%, 08/01/09                   500           518
   Southeast Hospital Financing Agency
     RB, Memorial Hospital System
     Project, ETM
      8.500%, 12/01/08                   380           462
      7.500%, 12/01/09                 1,030         1,191
   Tarrant County, Housing RB,
     Summit Project, Mandatory
     Put @ 100 (B), FNMA
      5.080%, 09/01/07                 2,000         2,008
   Texarkana, Housing Finance
     Corporation RB, Summerhill,
     Series A, GNMA
      5.550%, 01/20/07                   230           238
   Travis County, Housing Finance RB,
     Series 1996, AMT, FSA
      5.700%, 06/01/06                   955           990

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Webb County, Certificate of
     Participation, Asset Guaranty
      5.100%, 10/01/07                $  750       $   769
      5.200%, 10/01/08                   775           795
      5.300%, 10/01/09                   800           821
                                                   -------
                                                    24,442
                                                   -------
UTAH -- 1.6%
   Brigham City, Special Assessment
     Bond, District # 22
      9.000%, 08/01/04                   270           307
   Hilldale, Electric Bonds GO, AMT
      7.500%, 12/15/03                   455           497
   Provo, Housing Authority RB, Lookout
     Pointe Apartments, GNMA
      6.000%, 07/20/08                   665           708
   Salt Lake City, Industrial
     Development Authority RB,
     Hermes Associates Project, (LOC)
      5.900%, 09/01/99                   200           205
   State Housing Finance Agency RB,
     Single Family Mortgage, Issue
     F-1, AMBAC
      5.850%, 07/01/07                   925           992
   State Housing Finance Agency RB,
     Single Family Mortgage,
     Series B-2, AMT, FHA
      7.600%, 01/01/22                   215           228
   State Housing Finance Agency RB,
     Single Family Mortgage
      5.500%, 07/01/16                   420           419
   State Municipal Finance Corporation
     RB, Local Government
      7.300%, 12/01/03                   500           511
   State School District Finance
     Cooperative RB, Financing Pool,
     Mandatory Put @ 100, (LOC) (B)
      8.375%, 02/15/01                   535           551
   Weber County, Municipal Building
     Authority RB, Series 1994,
     Asset Guaranty
      6.750%, 12/15/04                 1,275         1,433
                                                   -------
                                                     5,851
                                                   -------
VIRGINIA -- 2.0%
   Alexandria, Redevelopment &
     Housing Authority RB,
     Multi-Family Housing, United
     Dominion-Parkwood Court,
     Mandatory Put @ 100, AMT (B)
      6.625%, 05/01/06                 2,990         3,147

================================================================================

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   King George County, Industrial
     Development Authority RB,
     King George County Elementary
     School Notes, Series A
      4.875%, 08/01/98                $  305       $   305
   Newport News, Industrial
     Development Authority RB,
     Mennonwood Communities,
     Series 1996, GNMA
      7.250%, 08/01/16                 1,185         1,302
   Richmond, Metro Authority
     Expressway RB, Partially
     Pre-Refunded @ 102,
     AMBAC (D), ETM
      7.000%, 10/15/00                 1,400         1,573
   State Housing Development
     Authority RB, Multi-Family
     Housing, Series D
      6.800%, 11/01/09                   800           865
                                                   -------
                                                     7,192
                                                   -------
WASHINGTON -- 2.2%
   King County, Housing Authority RB,
     Elderly Housing, Section 8
     Assisted, Series B
      7.000%, 08/01/03                   225           236
   King County, Housing Authority RB,
     Multi-Family Mortgage, Section 8
     Assisted Housing, Series A
      7.000%, 08/01/03                   750           801
   Seattle, Low Income Housing
     Assistance Authority RB,
     Kin On Project, Series A, GNMA
      7.400%, 11/20/36                 1,497         1,693
   State Health Care Facilities Authority
     RB, Sisters of Providence,
     Pre-Refunded @ 102 (D)
      7.875%, 10/01/99                   940         1,019
   State Housing Finance Commission
     RB, Series A, FNMA
      7.000%, 07/01/99                   125           127
   State Housing Finance Commission
     RB, Series B, FNMA, GNMA
      6.900%, 07/01/16                 3,720         3,948
                                                   -------
                                                     7,824
                                                   -------
WEST VIRGINIA -- 1.2%
   Beckley, Nursing Facility RB, Beckley
     Health Corporation, (LOC)
      5.550%, 09/01/08                   245           247
      5.700%, 09/01/09                   205           208

----------------------------------------------------------
                                    FACE AMOUNT     VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   Harrison County, Single Family
     Mortgage RB, Series B, CMO,
     AMBAC (A)
      0.000%, 10/20/10                $2,822       $ 1,136
   Marshall County, Capital
     Appreciation RB, MBIA (A)
      0.00%, 05/01/14                  3,000           870
   Mason County, First Mortgage RB,
     Point Pleasant Haven, (LOC)
      6.200%, 12/01/05                   850           891
   Mercer County, Single Family
     Housing Authority RB,
     ETM, FHA, VA
      7.250%, 08/01/10                   170           194
   Raleigh, Fayette, & Nicholas
     Counties, Single Family Mortgage
     RB, Series B, CMO, AMBAC (A)
      0.000%, 06/20/10                 2,167           832
                                                   -------
                                                     4,378
                                                   -------
WISCONSIN -- 1.8%
   Oshkosh, Hospital Facilities
     Authority RB, Mercy Medical
     Center, Pre-Refunded @ 100 (D)
      7.375%, 07/01/07                   160           180
   Pewaukee, Lake Country Industrial
     Development RB, AMT, (LOC)
      5.800%, 06/01/04                   105           109
      5.900%, 06/01/05                   110           115
      6.000%, 06/01/06                   140           146
   State Health & Education Facilities
     Authority RB, Viterbo College
     Project, (LOC)
      5.250%, 02/01/04                   115           116
      5.400%, 02/01/05                   100           101
      5.750%, 02/01/12                   525           530
      6.000%, 02/01/17                   540           554
   State Health & Education Facilities
     Authority RB, Sisters of
     Sorrowful Mother, MBIA
      5.200%, 08/15/08                 1,670         1,720
      5.300%, 08/15/09                 1,185         1,222
   State Health & Education Facilities
     Authority RB, Sisters of
     Sorrowful Mother, MBIA
      5.100%, 08/15/07                 1,135         1,168
   West Bend, GO
      6.400%, 02/01/05                   150           162
   Whitewater, Waterworks System RB
      7.500%, 07/01/16                   250           286
                                                   -------
                                                     6,409
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MUNICIPAL BOND FUND, CONTINUED
----------------------------------------------------------
                                   FACE AMOUNT/     VALUE
DESCRIPTION                        SHARES (000)     (000)
----------------------------------------------------------
WYOMING -- 0.5%
   City of Cheyenne, Federal Mineral
     Royalty RB, Second Lien
      6.200%, 06/01/09                $1,000      $  1,054
   Community Development Authority
     Housing RB, AMT
      5.700%, 12/01/07                   200           209
   Community Development Authority
     Housing RB, Series B, AMT
      8.125%, 06/01/21                   520           548
                                                  --------
                                                     1,811
                                                  --------
Total Municipal Bonds
   (Cost $342,037)                                 353,111
                                                  --------

TAX-EXEMPT ASSET-BACKED SECURITIES -- 1.2%
   Bridlewood Village Apartments,
     Participation Certificate,
     Class A, FHA 221
      5.600%, 09/01/21                 1,867         1,867
   FHA Insured Trust, Series 1996-1,
     Class A-2, Private Placement
      6.750%, 02/01/13                   606           605
   FHA Insured Trust, Series 1996-1,
     Class A-3, Private Placement
      7.000%, 02/01/22                 1,713         1,709
                                                  --------
Total Tax-Exempt
   Asset-Backed Securities
   (Cost $4,188)                                     4,181
                                                  --------

CASH EQUIVALENT -- 2.0%
   SEI Institutional Tax Free
   Portfolio                           7,190         7,190
                                                  --------
Total Cash Equivalent
   (Cost $7,190)                                     7,190
                                                  --------
Total Investments -- 100.8%
   (Cost $353,415)                                 364,482
                                                  --------
OTHER ASSETS AND LIABILITIES, NET-- (0.8%)          (2,829)
                                                  --------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization--$0.001
   par value) based on 32,497,587
   outstanding shares of beneficial interest       350,257
Capital shares of Service Shares
   (unlimited authorization--$0.001
   par value) based on 17,294
   outstanding shares of beneficial interest           191

----------------------------------------------------------

DESCRIPTION                                        (000)
----------------------------------------------------------
Undistributed net investment income               $     38
Accumulated net realized gain on investments           100
Net unrealized appreciation on investments          11,067
                                                  --------
Total Net Assets-- 100.0%                         $361,653
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share--Institutional Shares            $11.12
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share--Service Shares                  $11.11
                                                  ========

(A) ZERO COUPON SECURITY
(B) MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1997.
(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
AMT INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO COLLATERALIZED MORTGAGE OBLIGATION
ETM ESCROWED TO MATURITY
GO  GENERAL OBLIGATION
GTD GUARANTEED STUDENT LOANS
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR
    COMMERCIAL BANK.
RB  REVENUE BOND
VA  VETERANS ADMINISTRATION
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY  ASSET GUARANTY
AXA             AXA REINSURANCE
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FHLMC           FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA             FINANCIAL SECURITY ASSURANCE
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD             HOUSING & URBAN DEVELOPMENT
IRBA            IRBA GUARANTY
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================

FIXED INCOME FUND
----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
CORPORATE OBLIGATIONS -- 23.2%
   American United
     Life Insurance, 144A
      7.750%, 03/30/26               $ 9,050      $  9,095
   Associates N.A.
      6.700%, 05/29/01                11,830        12,052
   BankAmerica
      6.625%, 08/01/07                 4,039         4,029
   BankAmerica Institutional-B, 144A
      7.700%, 12/31/26                 8,800         8,921
   Bank of New York, 144A
      7.780%, 12/01/26                 4,360         4,420
   BFC Finance, GSA Lease
      7.375%, 12/01/17                 7,975         8,297
   Chrysler
      7.450%, 02/01/2097               1,325         1,378
   Constitution Capital, 144A
      9.150%, 04/15/27                   720           777
   Executive Risk Capital Trust
      8.675%, 02/01/27                 6,000         6,495
   Farmers Insurance Exchange, 144A
      8.625%, 05/01/24                 9,000        10,215
   Florida Property, 144A
      7.375%, 07/01/03                 5,435         5,693
   General Motors Acceptance Corp.
      7.125%, 05/01/01                18,000        18,540
   Drexel Burnham Lambert Trust,
     Series T, Class 3
     8.450%, 01/20/19                  2,016         2,066
   Heller Financial Fuji Bank
      6.440%, 10/06/02                15,000        15,094
   Hong Kong Shanghai Bank
      7.000%, 11/01/06                13,800        13,938
   Hong Kong Shanghai
     Bank America, 144A
      7.808%, 12/15/26                 8,325         8,023
   Jackson National
     Life Insurance, 144A
      8.150%, 03/15/27                13,000        14,143
   Jefferson Pilot Insurance, 144A
      8.140%, 01/15/46                 7,330         7,532
   Korea Development Bank
      7.000%, 07/15/99                 7,000         6,913
   Lehman Brothers,
     Mandatory Put @ 100 (B)
      7.500%, 08/01/03                 8,665         9,098
   Lehman Brothers
      8.750%, 03/15/05                 2,445         2,745
     11.625%, 05/15/05                 4,735         6,102
   Liberty Mutual Surplus, 144A
      8.200%, 05/04/07                 4,065         4,477
   Life Reinsurance
     Capital Tier I, 144A
      8.720%, 06/15/27                 5,290         5,575

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Merrill Lynch, MTN
      6.375%, 10/01/01               $ 9,280      $  9,303
   Ohio National Life Insurance, 144A
      8.500%, 05/15/26                 4,000         4,382
   Paine Webber
      6.750%, 02/01/06                10,400        10,426
   Prudential Funding, 144A
      6.750%, 09/15/23                 2,000         1,835
   Prudential Insurance, 144A
      6.875%, 04/15/03                 9,920        10,044
      7.650%, 07/01/07                10,000        10,638
   Republic of Marshall Islands
     Private Placement
      7.600%, 10/15/01                 6,808         6,910
   Union Central Life Insurance, 144A
      8.200%, 11/01/26                10,790        11,222
   World Financial Center,
     144A, Tower D
      6.950%, 09/01/13                 5,000         5,108
                                                  --------
Total Corporate Obligations
   (Cost $247,439)                                 255,486
                                                  --------

ASSET-BACKED SECURITIES -- 9.4%
   Banc One Credit Card Master Trust,
     Series 1995-A
      6.150%, 07/15/02                13,510        13,585
   Barnett Auto Trust, Series 1997-A,
     Class A4
      6.180%, 09/15/02                16,900        16,869
   Chase Manhattan Credit Card Trust,
     Series 1996-3, Class A
      7.040%, 02/15/05                 5,330         5,504
   Chemical Master Credit Card Trust,
     Series 1996-1, Class A
      5.550%, 09/15/03                13,980        13,829
   Chemical Master Credit Card
     Trust 1, Series 1996-3, Class A
      7.090%, 02/15/09                 8,905         9,411
   First Omni Bank Credit Card Master
     Trust, Series 1996-A, Class A
      6.650%, 09/15/03                14,855        15,189
   First USA Credit Card Master Trust,
     Series 1997-6, Class A
      6.420%, 03/17/05                 8,505         8,638
   Union Acceptance, Series 1997-C,
     Class A3
      6.490%, 01/10/05                20,000        20,104
                                                  --------
Total Asset-Backed Securities
   (Cost $102,191)                                 103,129
                                                  --------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

FIXED INCOME FUND, CONTINUED
----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS -- 27.4%
   Access Financial Manufactured
     Housing Contract Trust,
     Series 1995-1, Class A3
      7.100%, 05/15/21               $   660      $    683
   Access Financial Manufactured
     Housing Contract Trust,
     Series 1996-1, Class A4
      7.300%, 11/15/26                   300           313
   Associates Manufactured Housing,
     Series 1996-1, Class A4
      7.300%, 03/15/27                 2,460         2,574
   Associates Manufactured Housing,
     Series 1996-1, Class A5
      7.600%, 03/15/27                 4,200         4,495
   Associates Manufactured Housing,
     Series 1997-1, Class A5, 1997-2
      6.675%, 03/15/28                10,775        10,809
   BankAmerica Manufactured
     Housing Contract Series 1996-1,
     Class A4
      7.300%, 10/10/26                14,068        14,693
   Chase Mortgage Finance,
     Series 1994-B, Class A1
      6.750%, 02/25/25                 1,352         1,353
   Chase Mortgage Finance,
     Series 1994-G, Class A3
      6.750%, 04/25/25                11,396        11,394
   Countrywide Mortgage
     Backed Securities,
     Series 1994-C, Class A8
      6.500%, 03/25/24                 1,265         1,168
   First Boston Mortgage Securities,
     Series 1992-4, Class A4
      7.500%, 10/25/22                 2,236         2,257
   General Electric Capital Mortgage
     Services, Series 1993-14, Class A7
      6.500%, 11/25/23                 1,275         1,169
   General Electric Capital Mortgage
     Services, Series 1994-10,
     Class A10
      6.500%, 03/25/24                 2,745         2,696
   General Electric Capital Mortgage
     Services, Series 1994-18, Class A2
      7.000%, 08/25/24                   203           202
   General Electric Capital Mortgage
     Services, Series 1997-7, Class A7
      7.500%, 08/25/27                 4,051         4,157
   Green Tree Financial, Series 1994-6,
     Class A5
      8.250%, 01/15/20                 5,000         5,327
   Green Tree Financial, Series 1996-2,
     Class A4
      7.200%, 04/15/27                 7,000         7,279

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Green Tree Financial, Series 1996-2,
     Class B1
      7.550%, 04/15/27               $ 7,100      $  7,334
   Green Tree Financial, Series 1996-4,
     Class A6
      7.400%, 06/15/27                 4,750         4,989
   Green Tree Financial, Series 1996-5,
     Class A5
      7.450%, 07/15/27                 4,450         4,682
   Green Tree Financial, Series 1996-8,
     Class A6
      7.600%, 09/25/26                 3,900         4,171
   Green Tree Financial, Series 1997-3,
     Class B1
      7.510%, 07/15/28                 7,000         7,275
   Green Tree Financial, Series 1997-5,
     Class A6
      6.820%, 05/15/29                 9,000         9,153
   Green Tree Financial, Series 1997-6,
     Class B1
      7.170%, 01/15/29                10,800        11,041
   Green Tree Home Improvement
     Loan Trust, Series 1996-F,
     Class HEA3
      6.900%, 01/15/28                 5,350         5,498
   Green Tree Home Improvement
     Loan Trust, Series 1997-D,
     Class HEA3
      6.390%, 09/15/28                 5,000         5,021
   J.P. Morgan Commercial Mortgage
     Finance, Series 1996-C2, Class A
      6.470%, 11/25/27                   252           255
   J.P. Morgan Commercial Mortgage
     Finance, Series 1997-C5, Class A2
      7.069%, 09/15/29                17,025        17,673
   Merrill Lynch Mortgage Investors,
     Series 1990-C, Class B, 144A
      9.700%, 06/15/10                10,000        10,983
   Merrill Lynch Mortgage Investors,
     Series 1991-1, Class A
      7.650%, 01/15/12                 1,329         1,362
   Merrill Lynch Mortgage Investors,
     Series 1995-C1, Class A (C), 144A
      7.137%, 05/25/15                 6,476         6,654
   Merrill Lynch Mortgage Investors,
     Series 1996-C1, Class A1
      7.150%, 04/25/28                 9,688         9,970
   Midland Realty Acceptance,
     Series 1996-C1, Class A1
      7.315%, 04/25/03                 5,726         5,768
   Norwest Asset Securities,
     Series 1996-2, Class A6
      7.000%, 09/15/11                 9,000         9,112

================================================================================

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Norwest Asset Securities,
     Series 1997-14, Class A2
      6.750%, 10/25/27               $18,469      $ 18,864
   Oakwood Mortgage Investors,
     Series 1996-B, Class A3
      7.100%, 10/15/26                 3,530         3,636
   Oakwood Mortgage Investors,
     Series 1996-B, Class A4
      7.350%, 10/15/26                 5,400         5,673
   Paine Webber Mortgage Acceptance,
     Series 1995-M1, Class A, 144A
      6.700%, 01/15/07                20,000        20,372
   PNC Mortgage Securities,
     Series 1997-6, Class A2
      6.600%, 07/25/27                 4,300         4,338
   Prudential Home Mortgage
     Securities, Series 1993-1, Class A1
      7.500%, 02/25/23                 3,200         3,196
   Prudential Home Mortgage
     Securities, Series 1993-61,
     Class A1
      6.500%, 12/25/08                   961           960
   Prudential Home Mortgage
     Securities, Series 1994-12,
     Class A7
      6.050%, 04/25/24                 3,999         3,539
   Prudential Home Mortgage
     Securities, Series 1994-17,
     Class A5
      6.250%, 04/25/24                 5,700         5,320
   Residential Accredit Loans,
     Series 1996-QS2, Class A3
      7.050%, 03/25/19                 5,000         5,056
   Residential Accredit Loans,
     Series 1996-QS4, Class AI4
      7.500%, 08/25/26                 8,000         8,054
   Residential Asset Securitization
     Trust, Series 1996-A5, Class A3
      7.750%, 09/25/26                 6,000         6,059
   Residential Asset Securitization
     Trust, Series 1997-A4, Class A3
      7.250%, 06/25/27                13,391        13,551
   Residential Asset Securitization
     Trust, Series 1997-A6, Class A4
      7.250%, 09/25/12                 9,597         9,746
   Residential Funding Mortgage
     Securities I, Series 1992-S36,
     Class A2
      5.700%, 11/25/07                 1,010         1,006
   Sears Mortgage Securities,
     Series 1993-1, Class A6
      7.000%, 06/25/19                 1,432         1,439

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Vanderbilt Mortgage Finance,
     Series 1994-A, Class A1
      7.000%, 07/10/19               $   373      $    378
                                                  --------
Total Mortgage-Backed Obligations
   (Cost $295,487)                                 302,697
                                                  --------

TAXABLE MUNICIPAL BONDS -- 16.6%
   Abag, California, Non-Profit
     Corporate Financial Authority,
     Certificate of Participation,
     Convertible Series 1997B
      6.000%, 10/01/27                15,390        15,400
   Allegheny County, Pennsylvania
     RB (A), FHA  223F
      0.000%, 08/01/28                 9,555           956
   Atlanta, Georgia, Urban
     Redevelopment Finance
     Authority RB, FNMA (A)
      0.000%, 10/01/16                21,000         4,856
   Baltimore, Maryland, Mayor &
     City Council GO, FGIC
      8.100%, 10/15/10                 1,775         1,988
      8.700%, 10/15/15                 1,875         2,168
   Belmont, California,
     Redevelopment Agency
     Tax Allocation Bond, MBIA
      7.550%, 08/01/11                   895           910
   California State Housing Finance
     Agency RB, AMBAC
     7.900%, 08/01/07                  8,040         8,492
        8.240%, 02/01/14               1,475         1,556
   Cameron County, Texas, Housing
     Finance RB, CMO, Series 1990A,
     Class 1B, FGIC
     10.210%, 09/01/10                 1,663         1,743
   Cameron County, Texas, Housing
     Finance RB, CMO, Series 1990A,
     Class 1C, FGIC
     10.450%, 09/01/11                   945         1,082
   Chattahoochee Valley, Alabama,
     Water Supply RB, Asset Guaranty
      8.600%, 10/01/07                   200           225
   Connecticut State Health &
     Education RB, Nursing
     Home Program
      8.450%, 11/01/99                   675           700
   Connecticut State Health &
     Education RB, Sheridan
     Woods Center
      7.950%, 11/01/05                 1,755         1,867
      8.730%, 11/01/17                 1,150         1,292
   Dade County, Florida, Aviation
     RB, AMBAC
      8.650%, 10/01/03                 1,000         1,115

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

FIXED INCOME FUND, CONTINUED
----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Dade County, Florida, Housing
     Finance Agency RB, GNMA (C)
      5.600%, 04/01/27               $ 4,000      $  4,270
   Delaware State Housing Authority
     RB, AMBAC
      6.750%, 07/01/14                   955           959
   Dove Valley & Arapahoe Counties,
     Colorado GO, LOC
     Mandatory Put @ 100 (B)
      6.000%, 11/01/97                   700           700
   Erie County, New York, Industrial
     Development Authority RB,
     Journeys End Project (LOC)
      9.750%, 01/01/15                 1,800         1,843
   Fulton, Missouri, Imperial District
     Golf Course GO, MBIA
      7.500%, 07/01/07                 1,135         1,197
   Harrisburg, Pennsylvania, Resource
     Recovery Authority RB, MGG
      6.000%, 09/01/98                   110           110
      6.875%, 09/01/03                   515           505
      7.750%, 09/01/13                 3,145         3,200
   Harristown, Pennsylvania RB,
     Development Special Obligations,
     Private Placement, ETM
      6.150%, 02/01/16                 4,355         4,066
   Hofstra University, New York
     RB, MBIA
      7.700%, 07/01/15                 3,895         4,114
   Huntingdon, West Virginia, CMO
      9.050%, 01/15/12                 1,094         1,204
   Iowa State Financial
     Authority RB, GNMA
      7.125%, 10/20/15                 1,980         2,027
   Kanawha & Putnam Counties,
     West Virginia RB, AMBAC (A)
      0.000%, 12/01/16                 5,330         1,442
   La Follete Properties, Multi-Family
     Housing, Georgia Limited
     Partnership, La Follete Garden
     Apartment, Physical Bond,
     Private Placement
      9.600%, 12/01/08                   925           907
   Lake Mills, Iowa, Mercy Health
     Center First Mortgage RB,
     Series 1995, Private Placement
      7.450%, 11/01/99                   250           250
      7.600%, 11/01/00                   280           279
      7.600%, 11/01/01                   360           359
      7.750%, 11/01/02                   385           384
      7.850%, 11/01/03                   410           407
      7.850%, 11/01/04                   410           404
      7.900%, 11/01/05                   450           440
      8.000%, 11/01/06                   590           578
      8.000%, 11/01/07                   610           593

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Los Angeles County,
     California RB, LOC
      10.500%, 06/01/15              $   400      $    405
   Manatee County, Florida, Single
     Family Housing RB,
     FNMA, GNMA
      7.300%, 11/01/12                 1,325         1,395
   Michigan State, Beaumont Properties
     Incorporated RB, Series B,
     Pre-Refunded @ 101 (D)
     10.500%, 01/01/99                 3,000         3,176
   Mississippi State Home
     Residential RB, (A)
      0.000%, 12/01/08                   105            49
      0.000%, 12/01/12                 9,000         3,049
   Mississippi State Home RB, Single
     Family Mortgage, GNMA, FNMA
      7.750%, 07/01/24                 2,850         2,850
   Monroe County, New York,
     Nationwide Precision Products
     Facilities (LOC) (C)
      6.000%, 12/01/04                 1,895         1,895
   Montgomery, Alabama, Industrial
     Development Authority RB,
     Central National Bank Project,
     Variable Rate, LOC
      5.700%, 05/01/25                 3,705         3,705
   New Jersey State Economic
     Development Authority RB,
     State Contract
      7.100%, 09/15/02                 2,500         2,531
   New Jersey State Economic
     Development Authority
     RB (LOC) (C)
      5.750%, 10/01/15                 3,700         3,700
   New Mexico State Mortgage
     Financial Authority,
     Series 1997-C1
      7.430%, 07/01/29                 3,325         3,470
   New Orleans, Louisiana, Single
     Family Mortgage Authority
     RB, Series A, MBIA, (A)
      0.000%, 10/01/15                 5,780         1,315
   New York City GO,
     Pre-Refunded @ 103 (A) (D)
      0.000%, 08/01/01                    50            41
   New York City GO,
     Pre-Refunded @ 103 (D)
     10.000%, 08/01/01                   355           406
   New York City GO,
     Pre-Refunded @ 102 (A) (D)
      0.000%, 11/15/01                   260           208
   New York City GO,
     Pre-Refunded @ 102 (D)
     10.500%, 11/15/01                   615           716

================================================================================

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   New York City, Industrial
     Development Authority RB,
     Civic Facility, Series B, MBIA
      8.100%, 09/01/06               $ 1,735      $  1,917
   New York City, Mortgage Loan
     Trust 1996-A2, 144A
      6.750%, 06/25/11                 4,570         4,579
   New York City, Mortgage Loan
     Trust 1996-A3, 144A
      6.750%, 09/25/19                 9,250         9,084
   New York State Dormitory
     Authority RB, Hunts Point
     Multi-Service Center SONYMA
      5.625%, 07/01/22                 3,000         2,985
   New York State Housing Finance
     Authority RB, Series 1996-C, FHA
      8.110%, 11/15/38                 2,965         2,995
   North Greenbush, New York,
     Industrial Development
     Authority RB (C), LOC
      5.700%, 11/01/08                 6,350         6,350
   North Miami, Florida, Pension
     Funding Special Obligation, FSA
      6.850%, 07/01/05                   255           259
      7.000%, 01/01/08                   165           168
      7.000%, 07/01/08                   170           174
   Ohio State Capital For Housing
     RB, Georgetown Village Project,
     Series 1996-C, FHA
      7.625%, 07/01/22                 1,250         1,266
   Oklahoma City, Oklahoma, Airport
     Trust RB, Federal Aviation
     Authority, Senior Lien, Series 16
      9.875%, 07/01/12                 1,005         1,058
   Oklahoma City, Oklahoma, Airport
     Trust RB, Federal Bureau
     Prisons Project
      7.500%, 11/01/97                   450           450
      9.800%, 11/01/14                 2,650         3,087
   Oklahoma City, Oklahoma, Airport
     Trust RB, 17th Series
      8.300%, 10/01/12                 1,000         1,058
   Oklahoma County, Oklahoma,
     Home Finance Authority RB (A)
      0.000%, 07/01/12                 3,450         1,031
   Panhandle, Texas, Regional Housing
     Finance RB, Series 1996 (A)
      0.000%, 10/01/11                 1,460           546
   Pima & Maricopa Counties, Arizona,
     Industrial Development Authority
     RB, Series 1993B, FNMA
      6.500%, 01/01/06                   650           660

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Plymouth County, Massachusetts,
     Correctional Facility Certificate
     of Participation
      10.400%, 04/01/22              $ 5,100      $  5,731
   Rhode Island Port Authority
     Economic Development RB,
     Central Falls Detention Center,
     Series A
      8.200%, 01/15/08                 1,141         1,238
   Sand Creek, Idaho, Multi-Family
     Housing RB, Limited Partnership
      8.250%, 12/01/18                 3,575         3,535
   Sedgewick & Shawnee Counties,
     Kansas, Single Family Housing
     RB, GNMA
      8.375%, 06/01/18                11,240        12,041
   Sedgewick & Shawnee Counties,
     Kansas, Single Family Housing
     RB, Series A3, GNMA
      6.520%, 12/01/12                 6,710         6,794
   Southwestern Illinois Development
     Authority RB, Sports Facility
     Project, 144A
      9.200%, 02/01/13                 2,250         2,413
   Tarrant County, Texas, Housing
     Finance RB, Single Family
     Mortgage, MBIA
      6.650%, 07/15/16                   515           532
   Texas State Department of Housing
     & Community Affairs RB,
     Single Family Mortgage,
     Series 1994B
      9.500%, 03/01/16                 7,870         8,519
   Texas State Department of Housing
     & Community Affairs RB,
     Foundation, Asmara Project,
     Series B
      6.400%, 11/01/99                    75            75
   Utah State Housing Finance Agency
     RB, Series D-1
      9.850%, 07/01/10                   220           235
   York, Pennsylvania GO,
     Series A, FGIC
      6.250%, 02/01/05                 1,000           986
                                                  --------
Total Taxable Municipal Bonds
   (Cost $177,677)                                 183,265
                                                  --------

U.S. GOVERNMENT AGENCY
   MORTGAGE-BACKED OBLIGATIONS -- 15.8%
   Federal Home Loan Mortgage
     Corporation, Pool # 304016
      8.000%, 02/01/08                 5,243         5,431

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

FIXED INCOME FUND, CONTINUED
----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 70, Class C
      9.000%, 09/15/20               $   654      $    700
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1275, Class VB
      7.000%, 05/15/99                   579           583
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1324, Class VD
      7.000%, 06/15/05                   825           842
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1411, Class G
      6.500%, 07/15/18                 4,500         4,542
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1462, Class PT
      7.500%, 01/15/03                 5,000         5,122
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1496, Class KB
      6.500%, 05/15/08                 2,100         2,101
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1562, Class J
      7.000%, 05/15/10                 9,650         9,927
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1577, Class PG
      5.500%, 03/15/21                 1,900         1,862
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1604, Class G
      5.750%, 01/15/08                   500           495
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1622, Class G
      6.250%, 11/15/22                10,017         9,561
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1625, Class GB
      5.850%, 01/15/08                 2,200         2,184
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1633, Class PE
      5.750%, 10/15/17                 1,500         1,494
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1640, Class V
      6.500%, 12/15/98                   204           204

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1650, Class D
      5.400%, 04/15/24               $ 2,000      $  1,990
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1661, Class PG
      6.000%, 03/15/08                   250           249
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1667, Class PC
      5.500%, 06/15/04                 3,000         2,990
   Federal Home Loan Mortgage
     Corporation/Government
     National Mortgage Association,
     REMIC, Series 32, Class PD
      6.350%, 03/25/15                 2,000         2,001
   Federal National Mortgage
     Association, Pool # 303387
      8.000%, 07/01/02                 3,120         3,217
   Federal National Mortgage
     Association, REMIC,
     Series G92-39, Class Q
      7.000%, 03/25/01                 3,000         3,038
   Federal National Mortgage
     Association, REMIC,
     Series X-19C, Class G
      7.500%, 08/25/21                   720           737
   Federal National Mortgage
     Association, REMIC,
     Series 1989-74, Class J
      9.800%, 10/25/19                 2,035         2,214
   Federal National Mortgage
     Association, REMIC,
     Series 1989-79, Class D
      9.000%, 11/25/19                 1,350         1,471
   Federal National Mortgage
     Association, REMIC,
     Series 1991-137, Class E
      8.050%, 01/25/20                   521           521
   Federal National Mortgage
     Association, REMIC,
     Series 1992-43, Class E
      7.500%, 04/25/22                 3,420         3,476
   Federal National Mortgage
     Association, REMIC,
     Series 1992-100M
      8.500%, 06/25/05                 8,000         8,466
   Federal National Mortgage
     Association, REMIC,
     Series 1993-31, Class G
      7.000%, 01/25/03                 3,940         4,026

================================================================================

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Federal National Mortgage
     Association, REMIC,
     Series 1993-174, Class C
      5.750%, 12/25/03               $   743      $    740
   Federal National Mortgage
     Association, REMIC,
     Series 1993-174, Class EA
      6.150%, 10/25/07                 4,000         4,002
   Federal National Mortgage
     Association, REMIC,
     Series 1993-192, Class E
      5.950%, 11/25/07                 1,000           994
   Federal National Mortgage
     Association, REMIC,
     Series 1994-28, Class O
      6.500%, 03/25/24                 3,600         3,399
   Federal National Mortgage
     Association, REMIC,
      Series 1994-34, Class PD
      5.500%, 10/25/04                 1,000           994
   Federal National Mortgage
     Association, REMIC,
     Series 1994-92, Class DE
      7.500%, 07/25/07                 6,267         6,562
   Federal National Mortgage
     Association, REMIC,
     Series 1995-2, Class H
      8.500%, 06/25/10                18,200        19,839
   Federal National Mortgage
     Association, REMIC,
     Series 1996-12, Class C
      6.500%, 03/25/23                 6,575         6,455
   Federal National Mortgage
     Association, REMIC,
     Series 1996-23, Class D
      6.500%, 10/25/23                 2,650         2,601
   Federal National Mortgage
     Association, REMIC,
     Series 1996-40, Class D
      3.725%, 09/25/22                 1,000           858
   Federal National Mortgage
     Association, REMIC,
     Series 1997-13, Class CB
      7.000%, 09/18/03                 5,273         5,402
   Federal National Mortgage
     Association, REMIC,
     Series 1997-32A, Class PB
      6.500%, 03/25/15                13,759        13,868
   Federal National Mortgage
     Association, REMIC,
     Series 1997-40, Class PE
      6.750%, 07/18/19                 5,290         5,378

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Federal National Mortgage
     Association, REMIC,
     Series 1997-M2, Class B (C)
      7.350%, 02/17/08               $20,800    $   21,827
   Government National Mortgage
     Association, Pool # 413221
      8.250%, 05/15/10                 1,702         1,789
                                                ----------
Total U.S. Government Agency
   Mortgage-Backed Obligations
   (Cost $168,535)                                 174,152
                                                ----------

U.S. TREASURY OBLIGATIONS -- 6.0%
   U.S. Treasury Notes
      5.875%, 02/15/00                42,874        43,019
      5.875%, 11/15/05                 1,161         1,158
   U.S. Treasury Bonds
      6.750%, 08/15/26                20,440        21,925
      6.500%, 11/15/26                     8             8
                                                ----------
Total U.S. Treasury Obligations
   (Cost $65,431)                                   66,110
                                                ----------

REPURCHASE AGREEMENT -- 0.7%
   J.P. Morgan Securities
     5.650%, dated 10/31/97
     matures 11/03/97, repurchase
     price $7,877,674 (collateralized
     by FNMA, par value
     $8,048,000, due 11/12/97
     market value $8,032,089)          7,874         7,874
                                                ----------
Total Repurchase Agreement
   (Cost $7,874)                                     7,874
                                                ----------

Total Investments -- 99.1%
   (Cost $1,064,634)                             1,092,713
                                                ----------
OTHER ASSETS AND LIABILITIES, NET-- 0.9%            10,408
                                                ----------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization--
   $0.001 par value) based on
   102,564,735 outstanding shares
   of beneficial interest                        1,066,458
Undistributed net investment income                    292
Accumulated net realized gain
   on investments                                    8,292
Net unrealized appreciation
   on investments                                   28,079
                                                ----------
Total Net Assets-- 100.0%                       $1,103,121
                                                ==========

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

FIXED INCOME FUND, CONTINUED

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
Net Asset Value, Offering and
   Redemption Price Per Share --
   Institutional Shares                             $10.76
                                                ==========
(A) ZERO COUPON BOND
(B) MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON OCTOBER 31, 1997.
(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
CMO COLLATERALIZED MORTGAGE OBLIGATION
ETM ESCROWED TO MATURITY
GO  GENERAL OBLIGATION
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT ISSUED BY A MAJOR
    COMMERCIAL BANK.
MTN MEDIUM TERM NOTE
RB  REVENUE BOND
REMIC REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY  ASSET GUARANTY
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FHLMC           FEDERAL HOME LOAN MORTGAGE CORPORATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE
MGG             MUNICIPAL GOVERNMENT GUARANTEED

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SHORT-TERM
MUNICIPAL BOND FUND

MUNICIPAL BONDS -- 98.0%
ALABAMA -- 0.4%
   Birmingham, Baptist Medical
     Clinic RB, ETM
      8.125%, 07/01/99                $   45       $    47
   Hartselle, Medical Clinic Board
     Hospital RB, ETM
      6.250%, 10/01/02                    25            27
                                                   -------
                                                        74
                                                   -------
ARIZONA -- 0.4%
   Maricopa County, Hospital Revenue
     Authority RB, Phoenix Baptist
     Hospital & Medical Center, ETM
      7.125%, 10/01/02                    65            70
                                                   -------

----------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
----------------------------------------------------------
ARKANSAS -- 3.1%
   City of Rogers, Sales & Use Tax RB,
     Series 1996
      5.000%, 11/01/15                $  450      $    468
   Little Rock, Sewer RB
      4.300%, 02/01/99                    50            50
   Mississippi County, Hospital
     Authority RB, AMBAC, ETM
      7.250%, 11/01/02                    40            43
   Pulaski County, Akond Health
     Facility Hospital RB,
     Pre-Refunded @ 100, MBIA (D)
      9.750%, 09/01/99                    50            54
     10.000%, 09/01/99                     5             6
                                                   -------
                                                       621
                                                   -------
CALIFORNIA -- 3.6%
   Los Angeles, Housing
     Redevelopment Agency RB,
     Monterey Hills Redevelopment
     Project B
      5.500%, 12/01/05                    70            73
   San Diego, Mercy Hospital and
     Medical Center RB, ETM
      8.400%, 02/01/99                    65            69
   Santa Clara, Amberwood
     Apartments RB, FNMA
      4.750%, 10/01/07                   300           300
   State Housing Finance Agency (A)
      0.000%, 02/01/99                   120           112
      0.000%, 08/01/99                   180           163
                                                   -------
                                                       717
                                                   -------
COLORADO -- 4.0%
   Denver, Airport RB, AMT
      8.000%, 11/15/17                   100           102
   El Paso County, Capital Appreciation
     RB, Series C, AMT (A)
      0.000%, 07/10/14                 1,000           286
   Garfield, Pitkin, & Eagle Counties,
     School District GO, MBIA
      4.900%, 12/15/97                    25            25
   Lafayette, GO, AMBAC
      4.600%, 12/01/98                    25            25
   Logan County, Single Family
     Mortgage RB, Series A
      8.500%, 11/01/11                   255           269
   State Housing Finance Authority
     RB, Series E, AMT
      6.250%, 12/01/09                    80            82
                                                   -------
                                                       789
                                                   -------

================================================================================

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
CONNECTICUT -- 0.7%
   State Health & Education Facilities
     Authority RB, ETM
      7.250%, 07/01/04                $   75      $     83
   State Resource Recovery RB,
     Bridgeport Project A
      7.625%, 01/01/09                    55            57
                                                   -------
                                                       140
                                                   -------
DELAWARE -- 2.7%
   Dover, Water & Sewer RB,
     Series B, MBIA
      7.200%, 07/01/01                    20            20
   State Economic Development
     Authority RB
      4.600%, 05/01/98                   325           325
   State Economic Development
     Authority RB, Wilmington
     Friends School
      6.300%, 07/01/98                    45            45
      6.300%, 07/01/99                    50            51
   State Housing Authority RB, AMT
      6.900%, 12/01/97                    90            90
                                                   -------
                                                       531
                                                   -------
DISTRICT OF COLUMBIA -- 0.7%
   Housing Finance Agency RB,
     Single-Family Housing,
     Series E-2, AMT, GNMA
      7.100%, 12/01/98                   130           133
                                                   -------
FLORIDA -- 2.8%
   Dade County, Guaranteed
     Entitlement RB,
     Pre-Refunded @ 103, AMBAC (D)
      9.750%, 02/01/00                   415           463
   Lee County, Justice Center Complex
     RB, MBIA, ETM
     10.750%, 01/01/01                    20            22
   Orange County, Housing Authority
     RB, Series A, CMO, GNMA, AMT
      7.250%, 09/01/11                    75            81
                                                   -------
                                                       566
                                                   -------
GEORGIA -- 1.2%
   Crisp County, Industrial RB,
     Colonial Stores, ETM
     Pre-Refunded @ 100 (D)
      6.300%, 07/01/02                   224           242
                                                   -------
IDAHO -- 1.2%
   Idaho State Housing Agency
     RB, Series C1
      7.650%, 07/01/10                   235           247
                                                   -------

----------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
----------------------------------------------------------
ILLINOIS -- 3.7%
   Addison, Alton, Pekin, & Granite City,
     CMO Series 1989-B, FSA
      7.580%, 11/01/09                $  120      $    121
   Alton, Hospital RB, ETM
      6.600%, 09/01/01                    85            92
   Chicago, School Financial Authority
     GO, MBIA
      7.500%, 06/01/00                    65            66
   Macomb, Elderly Housing RB, HUD
      7.250%, 09/01/98                    15            15
   Saint Charles, Industrial RB,
     Covington County Project,
     Mandatory Put @ 100, (LOC) (B)
      5.500%, 09/01/98                   190           190
   Southwestern Illinois Development
     Authority RB, Solid Waste
     Recovery, AMT
      6.500%, 02/01/04                    90            97
   State Health Facility Authority RB,
     Pre-Refunded @ 100 (D)
      6.600%, 08/01/01                    45            47
   State Housing Development
     Authority
      5.250%, 08/01/00                    45            46
   State Toll & Highway RB,
     Pre-Refunded @ 100 (D)
      6.750%, 07/01/06                    50            55
                                                   -------
                                                       729
                                                   -------
INDIANA -- 1.0%
   Mishawaka-LaSalle, School
     District RB
      4.000%, 07/05/99                    50            50
   North Adams, Community
     Schools Certificate of
     Participation, MBIA
      4.700%, 07/15/99                    55            56
   Reid Memorial Hospital RB, ETM
      6.250%, 05/01/00                    95            99
                                                   -------
                                                       205
                                                   -------
IOWA -- 0.3%
   Clinton, Industrial Development RB
      5.500%, 08/01/98                    15            15
   State Certificate of Participation,
     AMBAC
      6.600%, 02/01/98                    50            50
                                                   -------
                                                        65
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

SHORT-TERM
MUNICIPAL BOND FUND, CONTINUED
----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
KANSAS -- 1.4%
   Saline County, Single Family
     Mortgage RB, Series A
      9.500%, 10/01/11                $   75       $    80
   Wichita, Hospital RB, MBIA, ETM
     10.000%, 04/01/02                   155           178
   Wichita, Public Building RB,
     Pre-Refunded @ 102 (D)
      8.375%, 10/01/98                    20            21
                                                   -------
                                                       279
                                                   -------
KENTUCKY -- 0.1%
   McCracken County, Hospital
     RB, ETM
      8.250%, 03/01/99                    25            26
                                                   -------
LOUISIANA -- 0.2%
   East Baton Rouge Parish, Hospital
     RB, Service District Number 2, ETM
      6.200%, 10/01/02                    30            31
                                                   -------
MASSACHUSETTS -- 3.5%
   Boston, City Hospital Project RB,
     Pre-Refunded @ 102 (D)
      7.650%, 08/15/00                   260           289
   State Health & Education RB,
     Pre-Refunded @ 102 (D)
      9.500%, 10/01/99                   100           111
   State Housing Finance Agency
     RB, Single Family Home Project,
     Series 8
      7.000%, 06/01/99                   180           185
   State Housing Finance Agency RB,
     Single Family Home Project,
     Series 21, AMT
      6.500%, 12/01/10                   105           112
                                                   -------
                                                       697
                                                   -------
MICHIGAN -- 1.2%
   Detroit, Sewage Disposal RB, ETM
      6.900%, 12/15/99                    85            88
   Kalamazoo, Hospital Finance
     Authority RB, ETM
      7.000%, 07/01/01                    70            74
   State Building Authority RB,
     Series 2, ETM, MBIA
      7.400%, 04/01/01                    75            79
                                                   -------
                                                       241
                                                   -------
MINNESOTA -- 0.4%
   St. Paul, Port Authority RB,
     Energy Park,
     Pre-Refunded @ 102 (D)
      8.000%, 12/01/98                    75            80
                                                   -------

----------------------------------------------------------
                                     FACE AMOUNT   VALUE
DESCRIPTION                             (000)      (000)
----------------------------------------------------------
MISSOURI -- 1.2%
   St. Louis, Airport RB, ETM
     12.000%, 07/01/99                $   35       $    39
     12.100%, 07/01/00                    95           114
     12.100%, 07/01/01                    30            38
   St. Louis County, Single Family
     Housing RB, AMBAC
      9.250%, 10/01/16                    50            55
                                                   -------
                                                       246
                                                   -------
MONTANA -- 0.3%
   Washington, School District
     RB, FGIC, ETM
      5.375%, 02/15/98                    50            50
                                                   -------
NEBRASKA -- 1.0%
   Buffalo County, Good Samaritan
     Hospital Project RB, ETM
      7.400%, 11/01/00                    35            36
   State Investment Finance Authority
     RB, AMT, GNMA
      7.500%, 03/15/15                   155           165
                                                   -------
                                                       201
                                                   -------
NEVADA -- 1.4%
   Henderson, Local Improvement RB
      6.700%, 04/01/00                    60            62
   Reno, Saint Mary's Hospital RB,
     Pre-Refunded @ 102, BIGI (D)
      7.750%, 01/01/00                    35            38
   Reno, Saint Mary's Hospital RB,
     Series C, Pre-Refunded @ 102,
     BIGI (D)
      7.750%, 01/01/00                    25            27
   State General Obligation
     # 18 & 19, ETM
      8.300%, 09/01/00                   100           111
   State Housing RB, Multi-Unit
     Housing Division, AMT, FNMA
      6.450%, 10/01/04                    35            37
                                                   -------
                                                       275
                                                   -------
NEW HAMPSHIRE -- 2.2%
   State Higher Education RB,
     Pre-Refunded @ 102 (D), LOC
      8.000%, 10/01/99                   100           109
   State Housing Finance Authority RB
      7.550%, 07/01/09                    55            57
   State Housing Finance Authority
     RB, Single-Family, Exchangeable
     Yearly, AMT, LOC
      6.125%, 01/01/18                   280           282
                                                   -------
                                                       448
                                                   -------

================================================================================

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
NEW JERSEY -- 4.3%
   Mercer County, State Justice
     Complex RB, ETM
      6.000%, 01/01/99                $   95       $    97
   State Turnpike Authority RB,
     MBIA, ETM
     10.375%, 01/01/03                    25            29
   State Turnpike Authority RB, ETM
     10.375%, 01/01/03                   625           731
                                                   -------
                                                       857
                                                   -------
NEW MEXICO -- 3.8%
   Albuquerque, CMO Class B-1, FSA
      7.650%, 08/15/07                   125           135
   Albuquerque, CMO Class B-2,
     FGIC (A)
      0.000%, 05/15/11                 1,323           519
   Sandoval County, Gross Receipts
     Tax RB, Intel
      6.000%, 11/01/98                   105           107
                                                   -------
                                                       761
                                                   -------
NEW YORK -- 0.9%
   New York City, GO,
     Pre-Refunded @ 101.50 (D)
      7.125%, 12/01/97                    25            25
   State Finance Agency RB,
     Medical Care Facilities, AMBAC
     Pre-Refunded @ 100 (D)
      8.500%, 12/01/97                    70            70
   State Housing Finance Agency
     RB, ETM
      7.375%, 11/01/98                    60            61
   State Housing Finance Agency
     RB, Hospital & Nursing
     Home, FHA
      6.700%, 08/15/01                    15            15
                                                   -------
                                                       171
                                                   -------
NORTH CAROLINA -- 0.5%
   Rockingham County, GO
      7.200%, 02/01/99                   100           101
                                                   -------
OHIO -- 6.9%
   Barberton, Hospital Improvement
     RB, ETM
      6.500%, 07/15/00                    75            78
   Clermont County, Hospital Facilities
     RB, ETM
      7.375%, 06/01/99                    25            26
   Hamilton, Hospital Facilities RB, ETM
      7.625%, 02/15/01                    35            39
   Lucas County, Riverside Hospital,
     ETM, Project RB
      6.950%, 08/01/04                    25            27

----------------------------------------------------------
                                    FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Miami County, Hospital Facilities
     RB, Pre-Refunded @ 102, MBIA (D)
      6.625%, 05/01/99                $   90       $    95
   Middletown, Hospital Improvements
     RB, ETM
      6.250%, 04/01/99                    25            25
   Montgomery County, Miami Valley
     Hospital Society RB, ETM
     10.125%, 01/01/00                    45            48
   State Housing Finance Agency RB,
     Single Family Mortgage, BIGI (C)
      5.750%, 04/01/16                   305           309
   State Housing Finance Agency RB,
     Single Family Mortgage,
     Series A, AMT, GNMA
      8.400%, 02/01/20                   630           652
   Stark County, Hospital RB, ETM
      6.875%, 12/01/06                    65            71
                                                   -------
                                                     1,370
                                                   -------
OKLAHOMA -- 2.3%
   Bryan County, Single Family
     Mortgage RB, Series A
      8.600%, 07/01/10                    95           100
   State Housing Finance Agency
     RB, Northpark and Meadowlane
     Project, Mandatory Put @
     100 (B), FNMA
      8.625%, 12/01/97                   100           100
   State Housing Finance Agency RB,
     Class A, AMT, GNMA
      7.997%, 08/01/18                    15            16
   State Industrial Authority RB,
     Baptist Medical Center, ETM
      7.000%, 07/01/03                    75            81
   Tulsa, Airport Improvement RB,
     ETM, FGIC (D)
      6.200%, 06/01/00                   160           165
                                                   -------
                                                       462
                                                   -------
OREGON -- 0.6%
   Metro Washington Park Zoo GO
      5.000%, 01/15/98                    25            25
   State GO, AMT
      7.100%, 01/01/02                   100           101
                                                   -------
                                                       126
                                                   -------
PENNSYLVANIA -- 17.6%
   Allegheny County, Industrial
     Development RB, Commercial
     Development Parkway Center,
     Mandatory Put @ 100 (B), LOC
      5.500%, 12/01/97                    15            15
   Beaver County, Hospital Authority
     RB,  St. Francis Hospital, ETM
      7.750%, 07/15/01                   160           172

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

SHORT-TERM
MUNICIPAL BOND FUND, CONTINUED
----------------------------------------------------------
                                   FACE AMOUNT     VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Beaver County, Housing Authority
     RB, MBIA
      7.875%, 07/01/99                $  235       $   235
   Bensalem Township, Water & Sewer
     Authority RB, ETM
      5.700%, 11/01/02                    25            27
   Butler, Sewer Authority RB, AMBAC
      7.100%, 07/01/98                   100           101
   Cambria County, GO, ETM
      8.250%, 06/01/00                    10            11
   Chartiers Valley, Industrial
     Development Authority RB,
     Mandatory Put @ 100, (LOC) (B)
      5.625%, 12/01/97                    30            30
   Chester County, Health & Education
     Authority RB, Series 1996 B, (LOC),
     Mandatory Put @ 100
      4.900%, 08/01/99                   300           304
   Chester County, Hospital Authority
     RB, ETM
      7.500%, 07/01/09                    10            12
   Chester County, Hospital Authority
     Special GO, ETM
      5.750%, 02/01/03                    10            10
   Chester Upland, School District
     Authority RB
      5.200%, 09/01/98                    25            25
   Delaware County, White Horse
     Village Project RB, ETM
      9.000%, 07/01/99                   100           105
   Doylestown, Doylestown Hospital
     RB, Series C, AMBAC, ETM
      6.700%, 07/01/98                    30            31
   East Pennsboro, GO, ETM
      6.000%, 03/01/02                   180           188
   Emmaus, General Authority RB,
     Mandatory Tender @ 100 (B), BIGI
      7.900%, 03/15/99                    75            79
   Emmaus, General Authority RB,
     Series F, BIGI, Mandatory
     Tender @ 100
      7.900%, 03/15/99                    60            63
   Erie County, Hospital Authority
     RB, Manchester Presbyterian
     Project, (LOC)
      7.500%, 09/15/06                    50            51
   Erie, Higher Education Building
     Authority RB, Mercyhurst College
      4.800%, 03/15/00                   225           226
   Harrisburg, Public Improvements
     GO, ETM, MBIA
      9.750%, 04/15/99                    35            37
   Interboro, School District Authority
     RB, ETM, MBIA
      6.400%, 09/01/01                    90            90

----------------------------------------------------------
                                   FACE AMOUNT     VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Kennedy Township, Public
      Improvements GO,
      Pre-Refunded @ 100, MBIA (D)
      7.850%, 03/03/98                $   25       $    25
   Lackawanna, Multi-Purpose Stadium
     RB, Pre-Refunded @ 103 (D)
      8.625%, 08/15/98                    45            48
   Montgomery County, Higher
     Education RB, ETM
      8.000%, 07/01/98                    10            10
   Northeastern Pennsylvania,
     Wilkes-Barre General Hospital RB,
     Pre-Refunded @ 102 (D)
      7.650%, 07/01/99                    75            81
   Pennsylvania State GO
     12.000%, 01/01/98                    35            35
      6.650%, 05/15/98                   115           115
      5.000%, 07/01/98                     5             5
      5.500%, 10/15/98                    80            80
   Pennsylvania State Highway GO
      5.000%, 07/01/98                    65            65
   Pennsylvania State Housing Finance
     Agency RB, Single Family
     Mortgage, Series 1992-33
      5.700%, 04/01/98                   135           136
   Philadelphia, Industrial
     Development Authority RB,
     Huff Paper Project, AMT
      6.100%, 12/15/97                    40            40
   Philadelphia, St. Agnes Hospital
     RB, ETM
      6.750%, 08/15/01                   240           250
   Pocono Mountain School District
     GO, MBIA, ETM
      9.100%, 03/01/02                    15            17
   Sayre Boro, Hospital Authority
     RB, ETM, AMBAC
      6.900%, 11/01/02                   115           123
   Uniontown Area School Authority
     RB, ETM
      6.300%, 10/01/02                    50            53
   Upper St. Clair Township, School
     Building Authority RB, ETM
      6.500%, 02/15/04                    10            11
   Valley View, Pennsylvania School
     Building Authority RB, ETM
      6.050%, 02/01/02                    55            57
   Wayne Pike, Joint School Authority
     RB, ETM, MBIA
      6.000%, 12/01/07                   515           544
                                                   -------
                                                     3,507
                                                   -------

================================================================================

----------------------------------------------------------
                                   FACE AMOUNT     VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
SOUTH CAROLINA -- 1.0%
   Charleston, Waterworks & Sewer
     RB, ETM
     10.125%, 01/01/02                $   90       $   103
   State Housing Authority RB, FHA
      6.250%, 07/01/98                   100           101
                                                   -------
                                                       204
                                                   -------
SOUTH DAKOTA -- 0.3%
   State Housing Development
     Authority RB
      5.600%, 05/01/01                    50            51
                                                   -------
TENNESSEE -- 8.0%
   Bristol, Health & Education
     Facilities RB, ETM
      6.900%, 01/01/07                    40            44
   Bristol, Industrial Development RB
      4.200%, 03/01/98                    70            70
   Fayetteville & Lincoln Counties,
     Industrial Development
     Board RB, LOC
      4.500%, 06/01/98                   330           330
      5.000%, 06/01/01                   340           343
   Mount Pleasant, Industrial
     Development Board RB, ETM
      7.375%, 03/01/00                   130           136
   Shelby County Health Educational
     & Housing Facility RB,
     Asset Guaranty
      6.000%, 10/01/02                   550           576
   State Housing Development
     Agency RB, AMT
      7.375%, 07/01/23                   100           106
                                                   -------
                                                     1,605
                                                   -------
TEXAS -- 9.7%
   Bell County, Health Facility
     Development Corporation RB,
     Investment Agreement Sun Life,
     Mandatory Put @ 100 (B)
      4.750%, 10/01/98                   100           101
   Coastal, Industrial Water Authority
     RB, MBIA, ETM
      7.200%, 12/15/08                    50            54
   Fort Worth, Housing Financial
     Mortgage Services Program RB,
     Series A, AMT, GNMA
      7.900%, 06/01/01                    55            58
   Grand Prairie, Housing
     RB, AMT, GNMA
      8.000%, 07/01/19                   205           213
   Harris County, Fresh Water Supply
     RB, MBIA
      6.900%, 03/01/99                   100           101
   Houston, Housing Finance
     Corporation RB, Series 1996-A1
      8.000%, 06/01/14                   600           667

----------------------------------------------------------
                                   FACE AMOUNT/    VALUE
DESCRIPTION                        SHARES (000)    (000)
----------------------------------------------------------
   North Central, Health Facility
     Development Corporation RB,
     Young Memorial Project
      5.000%, 02/15/98                $  360       $   360
   Southeast Texas Housing Finance
     Residual RB, Series B (A)
      0.000%, 12/01/16                 1,100           265
   South Plains, Regional Housing
     Authority RB, Series A, Section 8
     Assistance Project, HUD
      6.000%, 08/01/00                   115           117
                                                   -------
                                                     1,936
                                                   -------
VIRGINIA -- 0.3%
   State Housing RB
      6.125%, 11/01/09                    60            61
                                                   -------
WASHINGTON -- 0.3%
   Clark County, Public Utility RB,
     District 001, ETM
     10.250%, 01/01/99                    25            26
   State Public Power Supply RB,
     Nuclear Project # 2
     14.375%, 07/01/01                    20            24
                                                   -------
                                                        50
                                                   -------
WEST VIRGINIA -- 0.2%
   State Board of Regents
     RB, ETM, MBIA
      6.000%, 04/01/04                    45            47
                                                   -------
WISCONSIN -- 2.4%
   Milwaukee, Public Facility GO
      4.500%, 12/01/98                    25            25
   State Health Facilities Authority
     RB, MBIA
      9.125%, 07/01/05                   325           328
   State Housing & Economic
     Development Authority RB,
     Series B, AMT
      6.625%, 09/01/20                   130           132
                                                   -------
                                                       485
                                                   -------
WYOMING -- 0.2%
   State Community Development
     Authority RB, AMT
      8.000%, 06/01/08                    45            48
                                                   -------
Total Municipal Bonds
   (Cost $19,263)                                   19,545
                                                   -------

CASH EQUIVALENT -- 0.0%
   SEI Institutional Tax Free Portfolio    5             5
                                                   -------
Total Cash Equivalent
   (Cost $5)                                             5
                                                   -------
Total Investments -- 98.0%
   (Cost $19,268)                                   19,550
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

SHORT-TERM
MUNICIPAL BOND FUND, CONTINUED
----------------------------------------------------------
                                                   VALUE
DESCRIPTION                                        (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 2.0%          $   400
                                                   -------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization--
   $0.001 par value) based on 1,941,352
   outstanding shares of beneficial interest        19,675
Undistributed net investment income                      2
Accumulated net realized loss on investments            (9)
Net unrealized appreciation on investments             282
                                                   -------
Total Net Assets -- 100.0%                         $19,950
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares          $10.28
                                                   =======

(A) ZERO COUPON SECURITY.
(B) MANDATORY PUT/TENDER SECURITY. THE MANDATORY PUT/TENDER DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1997.
(D) PRE-REFUNDED SECURITY. THE PRE-REFUNDED DATE IS SHOWN AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
AMT INCOME FROM SECURITY MAY BE SUBJECT TO ALTERNATIVE MINIMUM TAX.
CMO COLLATERALIZED MORTGAGE OBLIGATION
ETM ESCROWED TO MATURITY
GO  GENERAL OBLIGATION
LOC SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A MAJOR
    COMMERCIAL BANK.
RB  REVENUE BOND
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.
AMBAC           AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
ASSET GUARANTY  ASSET GUARANTY
BIGI            BOND INVESTORS GUARANTY INSURANCE
FGIC            FINANCIAL GUARANTY INSURANCE COMPANY
FHA             FEDERAL HOUSING ADMINISTRATION
FNMA            FEDERAL NATIONAL MORTGAGE ASSOCIATION
FSA             FINANCIAL SECURITY ASSURANCE
GNMA            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
HUD             HOUSING & URBAN DEVELOPMENT
INTEL           INTEL GUARANTY
MBIA            MUNICIPAL BOND INVESTORS ASSURANCE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SHORT-TERM
FIXED INCOME FUND
----------------------------------------------------------
                                   FACE AMOUNT     VALUE
DESCRIPTION                           (000)        (000)
----------------------------------------------------------
ASSET-BACKED SECURITY -- 0.1%
   Premier Auto Trust,
     Tranche 1993-5, Class A2
      4.220%, 03/02/99                $   11       $    11
                                                   -------
Total Asset-Backed Security
   (Cost $11)                                           11
                                                   -------

MORTGAGE-BACKED OBLIGATIONS -- 14.0%
   First Boston Mortgage Securities,
     Series 1993-5, Class A3
      7.050%, 07/25/23                   420           419
   General Electric Capital Mortgage
     Services, Series 1994-18,
     Class A2, CMO
      7.000%, 08/25/24                    27            27
   Green Tree Financial,
     Series 1995-6, Class A3
      6.650%, 09/15/26                   170           172
   Green Tree Financial,
     Series 1996-2, Class A1
      6.100%, 04/15/27                   768           771
   Green Tree Financial,
     Series 1997-3, Class A2
      6.490%, 07/15/28                   250           254
   Green Tree Home Improvement
     Loan Trust, Series 1996-C,
     Class HIA2
      6.900%, 07/15/21                   200           203
   Merrill Lynch Mortgage Investors,
     Series 1990-F, Class A
      9.650%, 09/15/10                   492           516
   Merrill Lynch Mortgage Investors,
     Series 1993-A, Class A2
      6.100%, 02/15/20                    18            19
   Vanderbilt Mortgage Finance,
     Series 1994-A, Class A1
      7.000%, 07/10/19                    15            16
                                                   -------
Total Mortgage-Backed Obligations
   (Cost $2,379)                                     2,397
                                                   -------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.3%
   Federal Home Loan Bank, Variable
     Inflation Linked (C)
      3.150%, 02/14/98                   305           301
   Federal National Mortgage
     Association, Variable Inflation
     Linked (C)
      3.500%, 03/13/98                    95            94
                                                   -------
Total U.S. Government
   Agency Obligations
   (Cost $399)                                         395
                                                   -------

================================================================================

----------------------------------------------------------
                                   FACE AMOUNT     VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
   OBLIGATIONS -- 18.7%
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1094, Class J
      7.000%, 11/15/19                $  250       $   250
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1133, Class G
      7.000%, 02/15/20                    67            67
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1296, Class G (C)
      5.354%, 11/15/97                   712           704
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1306, Class G
      7.800%, 05/15/12                    10            11
   Federal Home Loan Mortgage
     Corporation, REMIC,
     Series 1464, Class BC
      6.100%, 04/15/14                    15            15
   Federal Home Loan Mortgage
     Corporation, REMIC, CMO
     Series 1763, Class C
      7.500%, 09/15/14                   184           186
   Federal Home Loan Mortgage
     Corporation/Government
     National Mortgage Association,
     REMIC, Series 32, Class PD
      6.350%, 03/25/15                 1,000         1,000
   Federal National Mortgage
     Association, REMIC,
     Series 1988-17, Class B
      9.400%, 10/25/17                   365           373
   Federal National Mortgage
     Association, REMIC,
     Series 1989-85, Class D
      7.600%, 05/25/18                     4             4
   Federal National Mortgage
     Association, REMIC,
     Series 1991-59, Class K
      8.000%, 05/25/16                    76            77
   Federal National Mortgage
     Association, REMIC,
     Series 1991-137, Class E
      8.050%, 01/25/20                     6             7
   Federal National Mortgage
     Association, REMIC,
     Series 1991-165, Class H
      7.500%, 04/25/20                     9             9

----------------------------------------------------------
                                   FACE AMOUNT    VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Federal National Mortgage
     Association, REMIC,
     Series 1993-194, Class PE
      5.350%, 09/25/02                $  500       $   497
                                                   -------
Total U.S. Government
   Mortgage-Backed Obligations
   (Cost $3,192)                                     3,200
                                                   -------

TAXABLE MUNICIPAL BONDS -- 55.1%
   Baltimore County, Maryland,
     Cross Creek Mortgage RB, GNMA
      7.000%, 01/20/00                    25            25
   Bell County Southern Health Care,
     Texas RB, (LOC) (C)
      6.050%, 11/06/97                   350           350
   Bryon, Texas, Higher Education
     Authority RB, Series B,
     Allen Academy
      6.500%, 12/01/99                    50            51
   Chemung County, New York,
     United Cerebral Palsy &
     Handicapped Children
     Association RB, FHA
      6.750%, 02/01/99                    55            56
   City of Morgantown, Kentucky
     RB, (LOC) (C)
      6.050%, 11/06/97                   200           200
   Cuyahoga County, Ohio,
     Mortgage RB, Maple Care,
     GNMA
      7.350%, 08/20/00                   280           287
   Denver, Colorado, City and
     County Housing RB, FHA
      6.750%, 05/01/01                    80            80
   Dove Valley, Arapahoe County,
     Colorado GO, Mandatory
     Put @ 100, (LOC) (B)
      6.000%, 11/01/97                   300           300
   Fairfax County, Virginia,
     Redevelopment and Housing
     Authority RB, GNMA
      7.875%, 09/20/99                    80            82
   Fifth Ave Housing, Gary Indiana,
     Development RB, FNMA
      8.100%, 01/01/03                    10            10
   Florida State, Housing Finance
     Authority RB, Windwood Oaks,
     Series R-2, AXA
      6.000%, 12/01/97                    10            10
   Florida State, Housing Finance
     Authority, Winwood Oaks,
     Series S-2
     6.650%, 06/01/01                    185           187

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

SHORT-TERM
FIXED INCOME FUND, CONTINUED
----------------------------------------------------------
                                   FACE AMOUNT     VALUE
DESCRIPTION                            (000)       (000)
----------------------------------------------------------
   Fresno, California, Housing
     RB, (C) (LOC)
      6.240%, 11/06/97                $  385       $   385
   Fresno, California, Housing
     RB, GNMA
      7.250%, 11/20/02                   355           370
   Greater Kentucky Housing
     Assistance RB, MBIA/FHA
      6.500%, 07/01/00                   500           507
      6.500%, 01/01/01                   225           229
      6.500%, 07/01/02                   195           199
   Independence, Michigan,
     Economic Development
     RB, FHA
      6.750%, 08/01/99                    95            97
   Indianola, Mississippi, Housing
     Development RB, Section 8
     Eastover Apartments,
     MBIA/FHA
      6.600%, 01/01/99                    55            55
   Kansas City, Kansas, Sewer
     RB, AMBAC
      8.375%, 05/01/01                   100           101
   Kansas City, Missouri, Industrial
     Development Authority RB,
     Hilltop Village Apartments,
     Series B, FNMA
      6.700%, 10/01/02                   165           167
   Kenton County, Kentucky,
     Industrial Development RB, FHA
      6.875%, 12/01/98                   115           116
   King County, Washington,
     Low Income Housing Authority
     RB, Fred Lind Manor, GNMA
      7.250%, 06/20/00                   100           102
   Lake Mills, Iowa, Lake Mills
     Investors Ltd, First Mortgage
     Bonds, Mercy Health Center,
     Private Placement, Series 1995
      7.050%, 11/01/97                   215           215
      7.150%, 11/01/98                   235           236
   Maricopa County, Arizona,
     Industrial Development
     Authority RB, Arcadia
     Apartments Project B, (LOC) (C)
      6.090%, 11/05/97                   200           200
   Maury County, Tennessee,
     Health & Education Facility
     RB, Southern Healthcare,
     (LOC) (C)
      6.050%, 11/06/97                   100           100

----------------------------------------------------------
                                   FACE AMOUNT      VALUE
DESCRIPTION                            (000)        (000)
----------------------------------------------------------
   Minneapolis, Minnesota, Single
     Family Mortgage RB, Home
     Ownership Program
      6.500%, 04/01/99                $  465       $   467
   Mississippi Home Corporation,
     Residential RB, Series 1993 B (A)
      0.000%, 12/01/08                   475           223
   Moline, Illinois, Housing
     Development Mortgage RB,
     Highland Manor, FNMA, FHA
      7.200%, 03/01/00                   145           148
   Moorhead, Mississippi, Housing
     Development RB, Section 8
     Moorhead Manor, Series A, MBIA
      6.600%, 07/01/98                    30            30
      6.600%, 07/01/99                    35            35
   Nebraska State Finance Authority
     RB, Amberwood Apartments,
     FNMA
      6.300%, 02/01/98                    45            45
   North Slope Boro, Alaska,
     Supplemental Interest Offering
     GO, MBIA (A)
      0.000%, 06/30/98                   485           470
   Oshkosh, Wisconsin GO
      5.900%, 12/01/99                    45            45
   Panorama Metro District, Colorado,
     Arapahoe County GO, Yearly
     Optional Put (LOC)
      5.800%, 12/01/19                   890           890
   Pittsburgh, Pennsylvania, Urban
     Redevelopment Authority Tax
     Allocation RB, AMBAC
      5.500%, 10/01/99                   205           203
   Prince Georges County, Maryland,
     Housing Timber Ridge RB, GNMA
      5.500%, 06/20/98                   110           110
      5.750%, 10/20/98                    20            20
   Rockford, Illinois, Mortgage RB,
     Faust Landmark Apartments,
     MBIA, FHA
      7.450%, 01/01/03                   440           459
   Rome, New York, Housing
     Development RB, Section 8,
     Series B, MBIA/FHA
      7.750%, 07/01/01                    15            15
   San Francisco, California,
     Redevelopment Agency RB,
     Series 1995-C, MBIA/FHA
      6.375%, 01/01/00                    55            55
   Shawnee, Kansas, Housing RB,
     Haverford West Apartments, FNMA
      6.750%, 06/01/02                   110           111

================================================================================

----------------------------------------------------------
                                   FACE AMOUNT/     VALUE
DESCRIPTION                        SHARES (000)     (000)
----------------------------------------------------------
   Shawnee, Kansas, Housing RB,
     Pinegate West Apartments,
     (LOC) (C)
      6.070%, 11/06/97                $  425       $   425
   Tarrant County, Texas, Housing
     Finance Corporation RB, FNMA
      6.550%, 09/01/02                   325           327
   Texas State Department of Housing
     & Community Affairs RB
      7.250%, 07/01/99                   205           208
      6.400%, 01/01/99                   165           166
   Wilmington, Delaware,
     Multi-Family Rent RB,
     Prestwyck Apartments,
     Series B, FHA
      6.625%, 11/01/03                   235           234
                                                   -------
Total Taxable Municipal Bonds
   (Cost $9,319)                                     9,403
                                                   -------

U.S. TREASURY OBLIGATION -- 10.3%
   U.S. Treasury Note
      6.125%, 05/15/98                 1,750         1,756
                                                   -------
Total U.S. Treasury Obligation
   (Cost $1,750)                                     1,756
                                                   -------

CASH EQUIVALENT -- 0.2%
   SEI Daily Income Trust
     Government II Fund                   35            35
                                                   -------
Total Cash Equivalent
   (Cost $35)                                           35
                                                   -------
Total Investments -- 100.7%
   (Cost $17,085)                                   17,197
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- (0.7%)           (114)
                                                   -------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001 par
   value) based on 1,698,409 outstanding
   shares of beneficial interest                    16,984
Distribution in excess of net investment
   income                                               (1)
Net realized loss on investments                       (12)
Net unrealized appreciation on investments             112
                                                   -------
Total Net Assets -- 100.0%                         $17,083
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares          $10.06
                                                   =======

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
(A)   ZERO COUPON SECURITY.
(B)   MANDATORY PUT SECURITY. THE MANDATORY PUT DATE IS SHOWN
      AS THE MATURITY DATE ON THE STATEMENT OF NET ASSETS.
(C) VARIABLE RATE SECURITY. THE RATE REPORTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT AS OF OCTOBER 31, 1997. THE MATURITY DATE SHOWN IS THE NEXT RESET DATE.
CMO   COLLATERALIZED MORTGAGE OBLIGATION
GO    GENERAL OBLIGATION
LOC   SECURITIES ARE HELD IN CONNECTION WITH A LETTER OF CREDIT BY A
      MAJOR COMMERCIAL BANK.
RB    REVENUE BOND
REMIC REAL ESTATE MORTGAGE INVESTMENT CONDUIT
THE FOLLOWING ORGANIZATIONS HAVE PROVIDED UNDERLYING CREDIT SUPPORT FOR THE SECURITIES AS DEFINED IN THE STATEMENT OF NET ASSETS.
AMBAC AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION
AXA   AXA REINSURANCE
FHA   FEDERAL HOUSING ADMINISTRATION
FNMA  FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
MBIA  MUNICIPAL BOND INVESTORS ASSURANCE
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

SMALLER COMPANIES FUND

COMMON STOCKS -- 94.6%
AIR TRANSPORTATION -- 0.6%
   ASA Holdings                        1,250       $    35
                                                   -------
ADVERTISING -- 0.2%
   Marketing Services Group Inc*       2,700            12
                                                   -------
CAPITAL GOODS -- 1.7%
   Credence Systems*                   2,400            71
   Innovative Valve Technology*          200             3
   Intest Corp*                        2,100            26
                                                   -------
                                                       100
                                                   -------
COMPUTERS & SERVICES -- 6.8%
   HMT Technology*                     2,800            47
   In Focus Systems*                   2,400            79
   Insight Enterprises*                1,500            59
   Intuit*                             1,400            46
   Micron Electronics*                 2,600            36
   Scansource Inc*                     1,200            24
   Symantec*                           4,500            98
                                                   -------
                                                       389
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

SMALLER COMPANIES FUND, CONTINUED
----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
CONSUMER -- 15.0%
   Damark International*               6,500       $    76
   Delia's*                            1,100            23
   DM Management*                        400             6
   Dreyer's Grand Ice Cream              300            12
   Factory Card Outlet*                2,700            20
   Filene's Basement*                  4,300            32
   Garden Ridge*                       6,135            82
   Genesco*                            1,110            14
   Micro Warehouse*                    4,900            73
   Mohawk Industries*                  2,600            80
   Petsmart*                          12,900            98
   Regal Cinemas*                      3,100            71
   Robert Mondavi, Class A*              700            36
   Service Merchandise*                4,400            18
   Viking Office Products*             4,300           103
   WestPoint Stevens*                  2,800           115
                                                   -------
                                                       859
                                                   -------
DRUGS -- 3.6%
   Pathogenesis*                       1,600            58
   Perrigo*                            4,300            66
   Sangstat Medical*                   2,700            84
                                                   -------
                                                       208
                                                   -------
ENERGY -- 12.1%
   BJ Services*                        1,400           119
   Devon Energy                        3,600           161
   Lomak Petroleum                     4,900            91
   Marine Drilling Company*            3,600           107
   Northeast Utilities*                3,700            42
   Seagull Energy*                     4,100           100
   United Meridian*                    2,100            71
                                                   -------
                                                       691
                                                   -------
ENTERTAINMENT -- 1.5%
   Bally Total Fitness Holding*        2,500            44
   Royal Caribbean Cruises               900            42
                                                   -------
                                                        86
                                                   -------
ENVIRONMENTAL SERVICES -- 1.7%
   Philip Services*                    5,498            96
                                                   -------
FINANCIAL SERVICES -- 11.2%
   Bank Plus*                          2,800            34
   Bank United, Class A                1,500            63
   Dime Bancorp                        5,900           142
   First Alliance*                     1,000            33
   Golden State Bancorp*               2,300            76
   Lennar                              3,700           150
   Long Island Bancorp                 1,000            44
   Triangle Pacific*                   3,050           100
                                                   -------
                                                       642
                                                   -------

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
HOUSEHOLD FURNITURE &
   FIXTURES -- 2.0%
   Furniture Brands International*     6,800       $   114
                                                   -------
LAW ENFORCEMENT PRODUCTS -- 0.3%
   Armor Holdings*                     1,700            19
                                                   -------
LEASING & RENTING -- 2.0%
   Rental Service*                     4,200           112
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 10.8%
   ATL Ultrasound*                     1,300            56
   Collagen                              600            12
   Cytyc                               1,300            31
   Health Payment Review*              1,700            41
   Hologic*                            3,100            79
   Lincare Holdings*                     900            48
   Mentor Corporation                  1,700            62
   QuadraMed*                          2,500            59
   Steris*                               800            32
   Trigon Healthcare*                  6,500           159
   Vivus*                              1,500            40
                                                   -------
                                                       619
                                                   -------
PROCESS INDUSTRIES -- 3.8%
   Bowater                             1,300            54
   NuCo2*                              3,150            41
   PH Glatfelter                       4,100            81
   Rayonier                            1,000            44
                                                   -------
                                                       220
                                                   -------
REAL ESTATE INVESTMENT TRUSTS -- 2.7%
   CCA Prison Realty Trust*            3,500           121
   Imperial Credit*                    2,000            33
                                                   -------
                                                       154
                                                   -------
SECURITY EQUIPMENT -- 1.5%
   Checkpoint Systems*                 5,270            84
                                                   -------
SERVICE -- 7.5%
   American Radio Systems*             2,245           109
   Equity International*               2,200            45
   Henry Schein*                       4,300           141
   Paging Network*                     2,500            31
   US Freightways                      3,300           107
                                                   -------
                                                       433
                                                   -------
TECHNOLOGY -- 7.3%
   Camco International                   700            51
   Cognex*                             1,200            32
   Envoy*                              2,300            64
   Kemet*                              2,800            62
   Micrel*                             3,000           108
   PCD*                                5,000           101
                                                   -------
                                                       418
                                                   -------
50

================================================================================

----------------------------------------------------------
                                    SHARES/FACE     VALUE
DESCRIPTION                        AMOUNT (000)     (000)
----------------------------------------------------------
TELEPHONES &
TELECOMMUNICATION -- 2.3%
   Comsat                              2,400       $    55
   Ortel*                              2,600            61
   Premisys Communications*              600            16
                                                   -------
                                                       132
                                                   -------
Total Common Stocks
   (Cost $4,576)                                     5,423
                                                   -------

COMMERCIAL PAPER -- 5.9%
   Northern Trust
      5.553%, 11/03/97                  $336           336
                                                   -------
Total Commercial Paper
   (Cost $336)                                         336
                                                   -------
Total Investments -- 100.5%
   (Cost $4,912)                                     5,759
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- (0.5%)            (29)
                                                   -------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization--$0.001
   par value) based on 388,847
   outstanding shares of beneficial interest         4,217
Capital shares of Service Shares
   (unlimited authorization--$0.001
   par value) based on 424 outstanding
   shares of beneficial interest                         6
Accumulated net realized gain on investments           660
Net unrealized appreciation on investments             847
                                                   -------
Total Net Assets -- 100.0%                         $ 5,730
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares          $14.72
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Service Shares                $14.71
                                                   =======

* NON-INCOME PRODUCING SECURITY.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


MICROCAP FUND
----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
COMMON STOCKS -- 98.7%
BROADCASTING, NEWSPAPERS &
   ADVERTISING -- 1.4%
   Marketing Services Group Inc*      10,100       $    47
                                                   -------
BUILDING & CONSTRUCTION -- 4.8%
   Engle Homes                         4,500            67
   Washington Homes Inc*              19,600            91
                                                   -------
                                                       158
                                                   -------
BUILDING & CONSTRUCTION
   SUPPLIES -- 1.5%
   DR Horton                           3,200            48
                                                   -------
CAPITAL GOODS -- 4.2%
   Brunswick Technologies Inc*         1,600            30
   Innovative Valve Technology*        2,500            44
   Intest Corp*                        5,200            64
                                                   -------
                                                       138
                                                   -------
COMMUNICATIONS EQUIPMENT -- 6.2%
   DM Management*                      2,400            36
   Globecomm Systems Inc*              7,100           122
   Optek Technology*                   2,500            45
                                                   -------
                                                       203
                                                   -------
COMPUTERS & SERVICES -- 2.4%
   Scansource Inc*                     4,000            79
                                                   -------
CONSUMER -- 5.3%
   Damark International*               4,600            53
   Delia's*                            3,100            64
   Garden Ridge*                       4,200            56
                                                   -------
                                                       173
                                                   -------
CONSUMER PRODUCTS -- 2.4%
   Rocky Shoes*                        4,500            78
                                                   -------
DRUGS -- 4.2%
   Arqule*                             1,600            34
   Scios Nova*                         3,800            31
   Supergen Inc*                       4,200            72
                                                   -------
                                                       137
                                                   -------
FINANCIAL SERVICES -- 4.3%
   Pennfed Financial Services          1,400            42
   R & G Financial, Class B            3,240            64
   Bankunited Financial*               2,700            35
                                                   -------
                                                       141
                                                   -------
HOTELS & LODGING -- 1.9%
   Suburban Lodges of America*         2,500            62
                                                   -------
MEDICAL PRODUCTS & SERVICES -- 8.1%
   Cholestech*                         2,000            27
   Monarch Dental*                     2,050            37
   New West Eyeworks*                  1,700            15
   Novametrix Med System*              7,000            57

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

MICROCAP FUND, CONTINUED
----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
   Sabratek*                           1,000       $    32
   Thermedics Detection*               2,700            28
   Wesley Jessen*                      2,400            70
                                                   -------
                                                       266
                                                   -------
MISCELLANEOUS BUSINESS
   SERVICES -- 5.9%
   Credit Management Solutions*        4,100            59
   Dendrite International*             3,300            64
   May & Speh*                         4,700            59
   QuadraMed*                            500            12
                                                   -------
                                                       194
                                                   -------
PETROLEUM & FUEL PRODUCTS -- 6.9%
   Basin Exploration*                  2,000            40
   Lomak Petroleum                     2,200            41
   Mallon Resources Corp*              7,100            75
   Virginia Gas                        9,000            72
                                                   -------
                                                       228
                                                   -------
PHOTOGRAPHIC EQUIPMENT &
   SUPPLIES -- 0.8%
   Circon*                             1,700            27
                                                   -------
PRINTING & PUBLISHING -- 1.1%
   IVI Publishing*                     9,200            36
                                                   -------
PROCESS INDUSTRIES -- 1.5%
   NuCo2*                              3,800            49
                                                   -------
PROFESSIONAL SERVICES -- 3.9%
   Corporatefamily Solutions Stock*    3,900            58
   Hagler Bailly*                      3,400            69
                                                   -------
                                                       127
                                                   -------
REAL ESTATE -- 0.5%
   Lasalle Partners*                     500            18
                                                   -------
RETAIL -- 2.5%
   Marks Bros. Jewelers*               2,300            37
   Total Entertainment Restaurant*     6,600            46
                                                   -------
                                                        83
                                                   -------
SEMI-CONDUCTORS/INSTRUMENTS -- 2.5%
   Stoneridge*                         5,000            81
                                                   -------
SERVICE -- 6.2%
   Lodgenet Entertainment*             3,300            45
   Saga Communications
     Incorporated, Class A*            2,725            55
   Smithway Motor Express,
     Class A*                          1,700            23
   World Access*                       3,000            80
                                                   -------
                                                       203
                                                   -------
SPECIALTY CONSTRUCTION -- 5.2%
   Hospitality Worldwide Services*     5,000            58
   Transcoastal Marine Services*         600            15
   Willbros Group Inc*                 5,000            98
                                                   -------
                                                       171
                                                   -------

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
SPECIALTY MACHINERY -- 1.7%
   International Comfort Products*     7,600       $    57
                                                   -------
TECHNOLOGY -- 5.5%
   AFC Cable Systems*                  1,500            43
   Channell Commercial*                  800            10
   Datum Inc*                          1,300            27
   Micrel*                             1,700            61
   PCD*                                2,000            41
                                                   -------
                                                       182
                                                   -------
TELEPHONES &
   TELECOMMUNICATION -- 3.9%
   American Communications*            5,900            66
   Ortel*                              2,700            63
                                                   -------
                                                       129
                                                   -------
WHOLESALE -- 3.9%
   Insight Enterprises*                2,200            86
   Intelligent Electronics*            8,000            43
                                                   -------
                                                       129
                                                   -------
Total Common Stocks
   (Cost $2,840)                                     3,244
                                                   -------
Total Investments -- 98.7%
   (Cost $2,840)                                     3,244
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%               42
                                                   -------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001 par
   value) based on 259,613 outstanding shares
   of beneficial interest                            2,739
Capital shares of Service Shares
   (unlimited authorization --
   $0.001 par value) based on 761
   outstanding shares of beneficial interest            10
Accumulated net realized gain on investments           133
Net unrealized appreciation on investments             404
                                                   -------
Total Net Assets -- 100.0%                         $ 3,286
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares         $ 12.62
                                                   =======
 Net Asset Value, Offering and Redemption
   Price Per Share -- Service Shares               $ 12.62
                                                   =======
 * NON-INCOME PRODUCING SECURITY.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

================================================================================

INTERNATIONAL
EQUITY FUND
----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
FOREIGN COMMON STOCKS -- 94.2%
AUSTRALIA -- 1.9%
   Boral                              12,500       $    33
   Mayne Nickless                      7,500            34
   Westpac Banking                     5,000            29
                                                   -------
                                                        96
                                                   -------
DENMARK -- 0.9%
   Novo Nordisk, Series B                420            46
                                                   -------
FRANCE -- 8.9%
   Accor                                 200            37
   Alcatel Alsthom                       300            36
   Cetelem                               275            31
   Credit Commerce France                800            45
   SGS Thomson Micro Electronics         700            50
   Synthelabo                            420            49
   Total Compaigne, Series B           1,050           117
   Usinor Sacilor                      2,100            35
   Valeo                                 600            40
                                                   -------
                                                       440
                                                   -------
GERMANY -- 3.2%
   Adidas                                450            66
   SGL Carbon                            350            50
   Volkswagen                             70            42
                                                   -------
                                                       158
                                                   -------
HONG KONG -- 3.1%
   Cheung Kong Holdings                5,000            35
   China Light & Power                 2,000            11
   Dao Heng Bank Group                 2,000             5
   Hang Seng Bank                      2,100            18
   Hong Kong Land ADR                  6,000            14
   Hong Kong Telecommunications        6,800            13
   Hutchison Whampoa                   6,000            42
   New World Development               3,000            11
   Wharf Holdings                      3,000             6
                                                   -------
                                                       155
                                                   -------
ITALY -- 1.7%
   Telecom Italia Mobile SPA          11,800            44
   Telecom Italia SPA                 10,000            40
                                                   -------
                                                        84
                                                   -------
JAPAN -- 22.7%
   Bank of Tokyo-Mitsubishi            2,000            26
   Bridgestone                         2,000            43
   Canon                               2,000            49
   DDI                                     8            27
   Familymart                            800            35
   H.I.S.                              1,000            32
   Hitachi                             6,000            46
   Ito Yokado                          1,000            50
   Kawasaki Heavy Industries          11,000            26

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
   Mabuchi Motor                         900       $    50
   Matsushita Electric                 2,000            34
   Minebea                             5,000            50
   Mitsubishi                          2,000            17
   Mitsubishi Estate                   5,000            63
   Mitsubishi Materials                7,000            20
   Nippon Telegraph & Telephone            4            34
   NKK                                23,000            32
   Nomura Securities                   1,000            12
   NSK                                 6,000            25
   Sankyo                              3,000            99
   Secom                               1,000            65
   Shin Etsu Chemical                  3,000            73
   Sony                                  600            50
   Sony Music Entertainment            1,000            35
   Sumitomo Electric                   3,000            40
   Suzuki Motor                        3,000            32
   Tokio Marine & Fire Insurance       6,000            60
                                                   -------
                                                     1,125
                                                   -------
MALAYSIA -- 0.4%
   Tenaga Nasional Berhad              9,000            19
                                                   -------
NETHERLANDS -- 10.0%
   Aegon                               1,741           137
   Ahold                               1,300            33
   Akzo Nobel                            200            35
   ASM Lithography                       900            65
   Getronics                           1,200            40
   Gucci                                 720            27
   IHC Caland                            600            37
   Phillips Electronics                1,100            86
   Wolters Kluwer                        300            37
                                                   -------
                                                       497
                                                   -------
SINGAPORE -- 0.9%
   City Developments                   2,000             8
   DBS Land                            3,000             5
   Overseas Chinese Banking Foreign    3,360            19
   Parkway Holdings                    2,000             5
   Singapore International
     Airlines `F'                      1,000             7
                                                   -------
                                                        44
                                                   -------
SPAIN -- 3.3%
   Acerinox SA                           420            63
   Banco Popular Espana                  800            47
   Telefonica de Espana                1,900            52
                                                   -------
                                                       162
                                                   -------
SWEDEN -- 7.9%
   Ericsson LM, Series B               2,800           123
   Hennes & Mauritz                    1,050            43
   Mo Och Domsjo                       1,000            27
   Nordbanken                          1,400            44

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

INTERNATIONAL
EQUITY FUND, CONTINUED
----------------------------------------------------------

                                      SHARES/       VALUE
DESCRIPTION                      FACE AMOUNT (000)  (000)
----------------------------------------------------------
   Scania AB, Series A                 1,245       $    29
   Securitas AB, Series B              1,600            43
   Skandia Forrestry                   1,000            47
   SSAB, Series A                      2,000            34
                                                   -------
                                                       390
                                                   -------
SWITZERLAND -- 6.8%
   ABB - Asea Brown Boveri Group          30            39
   Clariant                               50            38
   CS Holdings                           300            42
   Novartis, Registered                   89           140
   Roche Holdings                          4            35
   Zurich Insurance                      110            45
                                                   -------
                                                       339
                                                   -------
UNITED KINGDOM -- 22.5%
   Abbey National                      3,700            59
   Barclays Bank                       2,800            70
   Blue Circle Industries              9,500            56
   British Airways                    12,500           122
   British Biotech*                    8,000            14
   British Telecommunications          7,200            55
   General Electric                   18,100           116
   Glaxo Wellcome                      5,000           107
   Grand Metropolitan                  5,500            50
   Kingfisher                          4,800            69
   Lasmo                               7,400            34
   National Power                     11,000            92
   Rolls Royce                        24,000            86
   Securicor                          17,000            77
   Shell Transportation & Trading     11,350            80
   Standard Chartered Bank             2,667            29
                                                   -------
                                                     1,116
                                                   -------
Total Foreign Common Stocks
   (Cost $4,458)                                     4,671
                                                   -------

FOREIGN PREFERRED STOCK -- 1.7%
GERMANY -- 1.7%
   SAP*                                  275            82
                                                   -------
Total Foreign Preferred Stock
   (Cost $45)                                           82
                                                   -------

DEMAND DEPOSIT -- 2.4%
UNITED STATES -- 2.4%
   Northern Trust
     3.400%, 11/03/97                 $  119           119
                                                   -------
Total Demand Deposit
   (Cost $119)                                         119
                                                   -------
Total Investments -- 98.3%
   (Cost $4,622)                                     4,872
                                                   -------
OTHER ASSETS AND LIABILITIES, NET-- 1.7%                82
                                                   -------

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization --
   $0.001 par value) based on 426,432
   outstanding shares of beneficial interest       $ 4,470
Undistributed net investment income                     59
Accumulated net realized gain on investments           164
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other assets
   and liabilities in foreign currency                  11
Net unrealized appreciation on investments             250
                                                   -------
Total Net Assets -- 100.0%                         $ 4,954
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares         $ 11.62
                                                   =======

* NON-INCOME PRODUCING SECURITY.
ADR     AMERICAN DEPOSITORY RECEIPT
F       FOREIGN SHARES
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EUROPEAN
EQUITY FUND

FOREIGN COMMON STOCKS -- 92.9%
DENMARK -- 1.2%
   Novo Nordisk, Series B              4,500       $   488
                                                   -------
FINLAND -- 2.7%
   Pohjola                            15,278           585
   UPM-Kymmene                        20,860           466
                                                   -------
                                                     1,051
                                                   -------
FRANCE -- 11.4%
   Alcatel Alsthom                     3,500           423
   Cap Gemini Sogeti                   5,000           397
   Carrefour                             330           172
   Cetelem                             3,100           344
   Cie de Saint Gobain                 2,855           410
   Elf Aquitaine                       4,000           495
   Grand Optical-Photoservice          1,300           209
   Lagardere Groupe                   15,000           432
   Michelin, Series B                  5,167           265
   SGS-Thomson Microelectronics*       4,500           320
   Total, Series B                     5,500           611
   Usinor Sacilor                     24,500           405
                                                   -------
                                                     4,483
                                                   -------

================================================================================

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
GERMANY -- 5.3%
   Bayerische Motoren Werke              520       $   378
   Hoechst                             8,330           320
   SGL Carbon                          2,500           357
   Siemens                             5,000           311
   VEBA                                6,500           366
   Volkswagen                            600           357
                                                   -------
                                                     2,089
                                                   -------
ITALY -- 4.8%
   Credito Italiano                  185,000           494
   ENI SPA                            52,000           293
   Pirelli                            60,000           152
   Telecom Italia Mobile SPA         150,000           557
   Telecom Italia SPA                 60,000           377
                                                   -------
                                                     1,873
                                                   -------
NETHERLANDS -- 10.1%
   Aegon                               7,117           561
   Ahold                              24,106           617
   Akzo Nobel                          3,500           617
   ASM Lithography                     4,200           305
   Getronics                           9,000           297
   ING Groep                          10,262           431
   Koninklijke PTT Nederland           7,805           298
   Phillips Electronics                3,500           274
   Polygram                           10,000           569
                                                   -------
                                                     3,969
                                                   -------
NORWAY -- 1.5%
   Norske Skogindustrier ASA          12,000           379
   Unitor Ship Services               12,500           198
                                                   -------
                                                       577
                                                   -------
SPAIN -- 4.9%
   Banco Bilbao Vizcaya               19,500           522
   Banco Popular                       8,800           520
   Endesa - Empresa Nacional
     de Electricidad                  22,000           414
   Telefonica de Espana               16,500           450
                                                   -------
                                                     1,906
                                                   -------
SWEDEN -- 9.5%
   Assa Abloy, Series B               20,900           478
   Astra AB, Series A                 12,000           194
   Astra AB, Series B                 13,333           207
   Ericsson LM, Series B              17,000           750
   Granges*                           32,000           524
   Mo Och Domsjo                      14,800           402
   Scania AB, Series A                16,000           387
   Securitas, Series B                 8,800           235

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
   Sparbanken Sverige AB, Series A     9,500       $   216
   SSAB, Series A                     20,000           341
                                                   -------
                                                     3,734
                                                   -------
SWITZERLAND -- 6.6%
   ABB - Asea Brown Boveri Group         300           391
   Compagnie Financiere Richemont AG     118           142
   Novartis                              580           910
   Roche Holdings                         75           660
   Winterthur                            500           510
                                                   -------
                                                     2,613
                                                   -------
UNITED KINGDOM -- 34.9%
   Abbey National                     23,000           366
   Albright & Wilson                  22,500            61
   Associated British Foods           31,000           250
   Barclays Bank                      17,000           426
   Bass                               12,500           174
   BBA Group                          49,318           333
   BG                                 42,550           187
   BICC                               23,090            64
   Blue Circle Industries             51,000           300
   British Aerospace                  14,722           391
   British Airways                    33,000           322
   British Biotech*                   18,460            32
   British Telecommunications         89,900           683
   BTR                                63,000           213
   Commercial Union                   18,562           262
   De La Rue                          11,400            81
   Emap                               12,000           172
   General Cable*                     55,500           114
   General Electric                   52,000           332
   Glaxo Wellcome                     43,500           933
   Granada Group                      19,500           269
   Grand Metropolitan                 16,000           144
   Guinness                           25,000           224
   Hammerson                          43,000           349
   HSBC Holdings                       7,224           180
   J Sainsbury                        15,611           130
   Kingfisher                         21,000           302
   Lasmo                              89,000           411
   Morrison Supermarket               32,760           108
   National Power                     29,000           242
   Next                               28,000           334
   Northern Rock*                     28,000           226
   Prudential                         35,000           374
   Rank Group                         54,000           302
   Redland                            51,500           296
   Reuters                            19,000           206
   Rolls Royce                        56,500           203
   Royal Sun Alliance                 44,605           428
   Securicor                          51,845           234
   Sedgwick Group                     81,520           172

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

EUROPEAN
EQUITY FUND, CONTINUED
----------------------------------------------------------
                                      SHARES/       VALUE
DESCRIPTION                      FACE AMOUNT (000)  (000)
----------------------------------------------------------
   Shell Transportation & Trading    130,000       $   922
   Smithkline Beecham                 33,000           313
   Smiths Industries                  11,500           167
   Standard Chartered Bank             8,528            93
   Tate & Lyle                        28,000           214
   Tomkins                            63,000           324
   United News & Media                21,000           264
   Vendome                            31,200           190
   Vodafone Group                     39,000           213
   Wolseley                           25,000           208
                                                   -------
                                                    13,738
                                                   -------
Total Foreign Common Stocks
   (Cost $30,649)                                   36,521
                                                   -------

FOREIGN PREFERRED STOCK -- 1.2%
FINLAND -- 1.2%
   Nokia AB, Series A                  5,500           482
                                                   -------
Total Foreign Preferred Stock
   (Cost $377)                                         482
                                                   -------

DEMAND DEPOSIT -- 4.1%
UNITED STATES -- 4.1%
   Northern Trust
     3.400%, 11/03/97                $ 1,604         1,604
                                                   -------
Total Demand Deposit
   (Cost $1,604)                                     1,604
                                                   -------
Total Investments -- 98.2%
   (Cost $32,630)                                   38,607
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 1.8%              723
                                                   -------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization --
   $0.001 par value) based on 3,070,932
   outstanding shares of beneficial interest        29,888
Undistributed net investment income                    713
Accumulated net realized gain on investments         2,749
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other assets
   and liabilities in foreign currency                   3
Net unrealized appreciation on investments           5,977
                                                   -------
Total Net Assets -- 100.0%                         $39,330
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares         $ 12.81
                                                   =======

*NON-INCOME PRODUCING SECURITY
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

IINTERNATIONAL SMALL
CAP EQUITY FUND
----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
FOREIGN COMMON STOCKS AND WARRANTS -- 88.1%
AUSTRALIA -- 2.2%
   Adelaide Brighton                 225,526       $   248
   McPherson's                       223,203           314
   Novus  Petroleum                  100,000           327
   Savage Resources                  523,277           302
   Savage Resources Warrants*         21,548             1
                                                   -------
                                                     1,192
                                                   -------
AUSTRIA -- 1.1%
   Wolford                             7,846           570
                                                   -------
DENMARK -- 1.2%
   William Demant Holdings            13,845           647
                                                   -------
FINLAND -- 1.1%
   Cultor Oy, Series 1                 6,345           344
   Cultor Oy, Series 2                 5,000           266
                                                   -------
                                                       610
                                                   -------
FRANCE -- 8.3%
   Altran Technologies SA              1,773           473
   Brioche Pasquier                    4,211           459
   Deveaux SA                          4,781           473
   Fininfo                             3,712           451
   Genset ADR*                        35,179           669
   Grand Optical-Photoservice          3,529           569
   Imetal                              4,000           430
   Manutan                             8,118           563
   Stedim                              3,700           329
                                                   -------
                                                     4,416
                                                   -------
GERMANY -- 1.0%
   Cewe Color Holding                  2,248           523
                                                   -------
HONG KONG -- 3.1%
   Chen Hsong Holdings               316,000           123
   Gold Peak Industries            1,059,000           644
   HKR International                 605,660           400
   Hong Kong Aircraft Engineering    128,000           329
   Wing Hang Bank                     56,600           146
                                                   -------
                                                     1,642
                                                   -------
INDONESIA -- 0.2%
   Bank Panin Indonesia Warrants*     47,142             1
   Fastfood Indonesia `F'             31,000            34
   Tigaraksa Satria `F'               48,000            44
   Wicaksana Overseas `F'            134,400            21
                                                   -------
                                                       100
                                                   -------
ITALY -- 5.2%
   Gewiss                             36,570           714
   Industrie Natuzzi SPA ADR          37,400           837
   Saes Getters                       18,761           336

56


----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
   Saes Getters Di Risp               28,557       $   301
   Simint  SPA*                       80,275           603
                                                   -------
                                                     2,791
                                                   -------
JAPAN -- 20.7%
   Aderans                            12,000           323
   Aiwa                               15,000           335
   Chubu Sekiwa Real Estate           26,700           211
   Circle K Japan                     11,800           603
   Dainippon Screen                   33,000           268
   Disco Corporation                   6,000           193
   Fuji Machine Manufacturing         22,000           645
   Fujimi                              6,000           331
   H.I.S.                              5,000           162
   Ibiden                             59,000           981
   Kaneshita Construction             24,000           161
   Kanto Seino Transportation         15,000           317
   Meitec                             13,500           399
   Ministop                           12,300           357
   Misumi                             10,400           169
   Mitsui High Tec                    28,000           632
   Mitsumi Electric                   17,000           334
   NGK Spark Plug Co.                 33,000           230
   Nichii Gakkan                       8,000           326
   Nidec                                 700            28
   Nitto Kohki                         8,000           143
   OSG                                67,000           390
   Otsuka Kagu                         4,900           322
   Ricoh Elemex                       15,000           122
   Shimamura                          11,000           297
   Shinko Electric                    15,000           623
   Sumitomo Bakelite                  60,000           417
   Sumitomo Sitix                     34,000           605
   Sumitomo Sp Metals                 34,000           651
   Tsudakoma                          19,000            63
   World                               7,000           259
   Yasunaga                           18,000           150
                                                   -------
                                                    11,047
                                                   -------
MALAYSIA -- 0.3%
   MBM Resources                      90,000            48
   Road Builder                       48,000            56
   United Plantations Berhad          37,000            51
                                                   -------
                                                       155
                                                   -------
NETHERLANDS -- 6.4%
   Aalberts Industries                20,194           530
   ASM Lithography Holding NV         11,750           854
   Baan*                              18,184         1,288
   IHC Caland                         11,989           738
                                                   -------
                                                     3,410
                                                   -------

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
NORWAY -- 3.2%
   Ekornes ASA                        58,000       $   529
   NCL Holdings*                      82,000           313
   Tomra Systems                      33,425           858
                                                   -------
                                                     1,700
                                                   -------
SINGAPORE -- 1.1%
   GP Batteries International         80,000           234
   Venture Manufacturing             109,000           374
                                                   -------
                                                       608
                                                   -------
SPAIN -- 2.4%
   Azkoyen SA                          6,114           673
   Baron de Ley*                      30,770           582
                                                   -------
                                                     1,255
                                                   -------
SWEDEN -- 2.5%
   Assa Abloy, Series B               37,665           861
   Cardo                              18,358           498
                                                   -------
                                                     1,359
                                                   -------
SWITZERLAND -- 6.2%
   Ares Serono, Series B                 313           593
   Kardex                              1,785           476
   Kudelski                               96           363
   Selecta-Gruppe*                     3,819           535
   SIG Schweizerische Industrie          200           539
   Sairgroup                             424           569
   Valora Holdings                     1,165           250
                                                   -------
                                                     3,325
                                                   -------
THAILAND -- 0.1%
   Serm Suk `F' (1)                    5,640            52
                                                   -------
UNITED KINGDOM -- 21.8%
   Allied Colloids                    63,618           108
   Argos                              25,865           274
   Arriva                             79,553           475
   Assocociated British Ports         37,416           178
   Azlan Group                        12,487            14
   Azlan Group Rights                 24,974            10
   BBA Group                          83,486           563
   Bunzl                              98,218           409
   Capita Group                       67,729           350
   Capital Shopping                   37,936           276
   Charter                            15,091           213
   Compass Group                      27,861           297
   Daily Mail & General Trust,
     Series A                         13,966           401
   Devro International                95,252           591
   Fairey Group                       35,443           366
   Forth Ports                        36,831           405

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

INTERNATIONAL SMALL
CAP EQUITY FUND, CONTINUED
----------------------------------------------------------
                                      SHARES/       VALUE
DESCRIPTION                      FACE AMOUNT (000)  (000)
----------------------------------------------------------
   General Cable*                     94,065       $   193
   Glynwed International              43,497           180
   Henlys                             35,646           254
   Hepworth                           43,872           174
   Ibstock                           384,113           340
   Laird Group                        49,109           352
   London Clubs                       76,749           400
   MFI Furniture                     115,125           232
   Mirror Group                      106,050           351
   Nycomed Amersham                    6,903           266
   Pillar Property Investment        125,946           552
   Rotork                             83,297           402
   Scapa Group                        50,415           201
   Securicor                          72,330           327
   SIG                               103,374           484
   Smith (David S) Holdings           24,270            93
   Spirax-Sarco Engineering           32,479           371
   Stagecoach Holdings                47,205           577
   Trinity Holdings                   62,430           333
   United News & Media                14,742           185
   UPF Group                          15,082            18
   Vitec Group                        21,838           236
   Vosper Thornycroft                 15,219           207
                                                   -------
                                                    11,658
                                                   -------
Total Foreign Common Stocks
   and Warrants
   (Cost $45,736)                                   47,060
                                                   -------

FOREIGN PREFERRED STOCKS -- 3.6%
GERMANY -- 3.6%
   Boss (Hugo)                           790         1,001
   Marschollek Lauten                  2,507           576
   Rhoen Klinikum                      3,574           339
                                                   -------
                                                     1,916
                                                   -------
Total Foreign Preferred Stocks
   (Cost $1,427)                                     1,916
                                                   -------

FOREIGN CONVERTIBLE BOND -- 0.4%
JAPAN -- 0.4%
   Nippon Densan
      1.000%, 09/30/03                 JY200           224
                                                   -------
Total Foreign Convertible Bond
   (Cost $197)                                         224
                                                   -------

----------------------------------------------------------
                                FACE AMOUNT (000)/  VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
DEMAND DEPOSIT -- 6.7%
UNITED STATES -- 6.7%
   Northern Trust
      3.400%, 11/03/97                $3,572       $ 3,572
                                                   -------
Total Demand Deposit
   (Cost $3,572)                                     3,572
                                                   -------
Total Investments -- 98.8%
   (Cost $50,932)                                   52,772
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 1.2%              623
                                                   -------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001
   par value) based on 6,060,094
   outstanding shares of beneficial interest        58,069
Undistributed net investment income                    577
Accumulated net realized loss
   on investments                                   (7,105)
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other
   assets and liabilities in foreign currency           14
Net unrealized appreciation on investments           1,840
                                                   -------
Total Net Assets -- 100.0%                         $53,395
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares         $  8.81
                                                   =======

*NON-INCOME PRODUCING SECURITY
ADR     AMERICAN DEPOSITORY RECEIPT
F       FOREIGN SHARES
JY      JAPANESE YEN
PC      PARTICIPATING CERTIFICATE
(1) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EUROPEAN SMALL
CAP EQUITY FUND

FOREIGN COMMON STOCKS -- 90.9%
AUSTRIA -- 1.4%
   AMS Austria Mikros                    600       $    39
   Wolford                             1,378           100
                                                   -------
                                                       139
                                                   -------
DENMARK -- 1.9%
   William Demant Holdings             3,880           181
                                                   -------
58

================================================================================

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
FINLAND -- 2.2%
   Cultor Oy, Series 1                 2,900       $   157
   Cultor Oy, Series 2                   990            53
                                                   -------
                                                       210
                                                   -------
FRANCE -- 9.0%
   Altran Technologies SA                175            47
   Brioche Pasquier                      961           105
   CIPE France                         2,550            64
   Deveaux SA                            676            67
   Fininfo                               332            40
   Genset ADR*                         6,800           129
   Grandoptical Photo Service          1,155           186
   Imetal                                733            79
   Manutan                             1,860           129
   Stedim                                275            24
                                                   -------
                                                       870
                                                   -------
GERMANY -- 4.1%
   Boewe Systec AG                     3,509           104
   Cewe Color Holding                    624           145
   Eff-Eff Fritz Fuss                  1,170            40
   Rhoen Klinikum*                     1,172           111
                                                   -------
                                                       400
                                                   -------
ITALY -- 8.3%
   Gewiss                              8,890           174
   Industria Machine                  17,000            80
   Industrie Natuzzi SPA ADR          10,418           233
   Saes Getters                        6,350           114
   Saes Getters Di Risp                5,500            58
   Simint SPA*                        18,200           137
                                                   -------
                                                       796
                                                   -------
NETHERLANDS -- 9.7%
   Aalberts Industries                 9,721           255
   ASM Lithography Holding NV          1,980           144
   Baan*                               3,220           228
   Gucci                               1,095            40
   IHC Caland                          2,885           177
   Koninklijke Van Ommeren             2,533            91
                                                   -------
                                                       935
                                                   -------
NORWAY -- 4.2%
   Ekornes ASA                        11,230           102
   NCL Holdings*                      18,750            72
   Sensonor ASA*                       5,846            30
   Tomra Systems ASA                   7,796           200
                                                   -------
                                                       404
                                                   -------

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
SPAIN -- 3.5%
   Azkoyen SA                          1,870       $   206
   Baron de Ley*                       6,900           130
                                                   -------
                                                       336
                                                   -------
SWEDEN -- 6.1%
   Assa Abloy, Series B                7,880           180
   Cardo                               5,407           147
   Hoganas AB, Series B                3,240           120
   Kalmar                              7,590           133
                                                   -------
                                                       580
                                                   -------
SWITZERLAND -- 7.6%
   Ares Serono, Series B                  67           127
   Kardex                                330            88
   Kudelski                               24            91
   Selecta-Gruppe*                       845           118
   SIG Schweizerisch Industrie            41           111
   Sairgroup                              91           122
   Valora Holdings                       362            78
                                                   -------
                                                       735
                                                   -------
UNITED KINGDOM -- 32.9%
   Allied Colloids                    35,456            60
   Argos                               9,354            99
   Arriva                             17,357           104
   BBA Group                          16,752           113
   Bradford Properties                14,229            70
   Bunzl                              40,869           170
   Capita Group                       19,649           102
   Capital Shopping                   14,197           103
   Charter                             5,925            83
   Compass Group                       7,750            83
   Daily Mail & General Trust,
     Series A                          3,420            98
   Dennis Group                       14,478            77
   Devro International                19,855           123
   Fairey Group                        9,652           100
   Forth Ports                         8,053            89
   General Cable*                     56,600           116
   Glynwed International              14,616            61
   Henlys                             10,545            75
   Hepworth                           17,539            69
   Ibstock                           108,333            96
   Laird Group                        23,603           169
   London Clubs                       16,547            86
   MFI Furniture                      26,698            54
   Mirror Group                       37,560           124
   Nycomed Amersham                    1,461            56
   Pillar Property Investment         30,205           132
   Scapa Group                        22,061            88
   Securicor                          25,581           116
   SIG                                23,055           108
   Smith (David S) Holdings            6,658            25
   Spirax-Sarco Engineering            8,436            96

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

EUROPEAN SMALL
CAP EQUITY FUND, CONTINUED
----------------------------------------------------------
                                      SHARES/       VALUE
DESCRIPTION                      FACE AMOUNT (000)  (000)
----------------------------------------------------------
   Stagecoach Holdings                 9,446       $   116
   UPF Group                           4,109             5
   Vitec Group                         5,295            57
   Vosper Thornycroft                  3,867            53
                                                   -------
                                                     3,176
                                                   -------
Total Foreign Common Stocks
   (Cost $7,427)                                     8,762
                                                   -------

FOREIGN PREFERRED STOCKS -- 4.7%
GERMANY -- 4.7%
   Boss (Hugo)                           167           212
   Jil Sander                            140            61
   Marschollek Lauten                    792           182
                                                   -------
                                                       455
                                                   -------
Total Foreign Preferred Stocks
   (Cost $315)                                         455
                                                   -------

DEMAND DEPOSIT -- 3.4%
UNITED STATES -- 3.4%
   Northern Trust
     3.400%, 11/03/97                   $331           331
                                                   -------
Total Demand Deposit
   (Cost $331)                                         331
                                                   -------

Total Investments -- 99.0%
   (Cost $8,073)                                     9,548
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 1.0%               93
                                                   -------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001
   par value) based on 817,277
   outstanding shares of beneficial interest         8,213
Undistributed net investment income                     41
Accumulated net realized loss
   on investments                                      (90)
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other
   assets and liabilities in foreign currency            2
Net unrealized appreciation on investments           1,475
                                                   -------
Total Net Assets -- 100.0%                         $ 9,641
                                                   =======
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares         $ 11.80
                                                   =======

*NON-INCOME PRODUCING SECURITY
ADR     AMERICAN DEPOSITORY RECEIPT
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

EMERGING MARKETS
EQUITY FUND
----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
FOREIGN COMMON STOCKS -- 86.0%
ARGENTINA -- 5.3%
   Banco Galicia ADR                  22,200       $   538
   Disco ADR*                         11,200           454
   Perez Companc B                   171,600         1,071
   Quilmes ADR                        50,300           622
   Siderar A                          95,000           469
   Telecom Argentina ADR              46,700         1,182
   YPF ADR                            21,300           682
                                                   -------
                                                     5,018
                                                   -------
BOTSWANA -- 0.0%
   Kgolo Ya Sechaba                  395,000            42
                                                   -------
BRAZIL -- 7.4%
   Eletrobras                      1,716,400           724
   Elevadores Atlas                   34,000           530
   Light                                   2            --
   Makro ADR                          18,000           180
   Telebras ADR                       37,300         3,786
   Unibanco GDR*                      34,000           926
   Vale Rio Doce ADR                  46,100           836
                                                   -------
                                                     6,982
                                                   -------
CANADA -- 0.9%
   Atacama Minerals*                 696,700           811
                                                   -------
CHILE -- 3.9%
   CCU ADR                            25,100           612
   CTC ADR                            25,700           713
   Embotella Andina ADR  A            25,100           602
   Enersis ADR                        34,300         1,132
   Quinenco ADR*                      43,000           629
                                                   -------
                                                     3,688
                                                   -------
COLOMBIA -- 1.2%
   Cadenalco ADR                      76,300           720
   Suramericana                       19,186           427
                                                   -------
                                                     1,147
                                                   -------
CZECH REPUBLIC -- 0.1%
   Elektrarny Opatovice                  580            74
   Zivnobanka Investicni Fond          4,060            51
                                                   -------
                                                       125
                                                   -------
GREECE -- 1.8%
   Alpha Credit Bank                   5,100           337
   Attica Enterprises                 30,300           320
   Ergo Bank                           8,378           500
   Goody's                            16,660           266
   Titan Cement Company                6,160           301
                                                   -------
                                                     1,724
                                                   -------
60

================================================================================

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
HONG KONG -- 2.7%
   China Telecom*                     80,000        $  128
   China Travel International
     Investment                    1,665,000           684
   Citic Pacific                     250,000         1,197
   Shanghai Industrial Holdings       79,000           352
   Union Bank of Hong Kong           133,000           167
                                                   -------
                                                     2,528
                                                   -------
HUNGARY -- 2.4%
   North American Business
     Industries*                      19,700           535
   OTP Bank                           23,053           735
   Richter Gedeon                      6,860           632
   Zagrebacka Banka GDR               11,970           382
                                                   -------
                                                     2,284
                                                   -------
INDIA -- 8.1%
   Asea Brown Boveri                  18,333           322
   Bajaj Auto                         26,325           419
   Bharat Heavy Electricals           61,000           630
   BSES Limited                       57,000           286
   East India Hotels                  24,000           258
   Hindalco Industries                21,500           561
   Hindustan Lever                    21,000           743
   Hindustan Petroleum                50,000           657
   ITC Limited                        50,000           773
   Mahindra & Mahindra                21,000           209
   Oriental Bank of Commerce             200            --
   Ranbaxy Laboratories                  100             2
   Reliance Industries               330,000         1,711
   State Bank of India                71,000           514
   Sterlite Industries                12,000            59
   Tata Engineering &
     Locomotive Co.*                  50,000           438
                                                   -------
                                                     7,582
                                                   -------
INDONESIA -- 2.6%
   Aneka Tambang*                    517,000           202
   Bank Dagang Nasional
     Indonesia `F'                 1,670,000           233
   Bank Panin Indonesia `F' (3)      590,994           135
   Bank Panin Indonesia Warrants*     84,426             2
   Bimantara Citra                   208,500           192
   Citra Marga Nusaphala Persada   2,536,000           724
   Indah Kiat Pulp & Paper                56            --
   Indah Kiat Pulp & Paper Warrants*       8            --
   Kalbe Farma                       626,000           384
   Telekomunikasi Indonesia          534,000           498
   Tempo Scan Pacific                 62,500            45
                                                   -------
                                                     2,415
                                                   -------
ISRAEL -- 1.6%
   Bank Leumi Le-Israel              376,000           577

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
   Blue Square Chain Investments
     & Properties*                    70,000       $   642
   Tadiran  ADR                        7,500           283
                                                   -------
                                                     1,502
                                                   -------
MALAYSIA -- 4.9%
   Amway                              60,000           119
   Berjaya Sports Toto               250,000           683
   Edaran Otomobil Nasional           55,000           173
   IOI Corp.                         500,000           427
   Lingkaran Trans Kota*             250,000           240
   Magnum                            450,000           353
   Malayan Banking                    80,000           310
   Malaysian Assurance Alliance       57,000           103
   Malaysian Resources               148,000            88
   Rothmans of Pall Mall              50,000           402
   Sime Darby                        250,000           360
   Telekom Malaysia                  150,000           390
   Tenaga Nasional                   250,000           541
   United Engineers                  160,000           380
                                                   -------
                                                     4,569
                                                   -------
MEXICO -- 15.3%
   Alfa, Series A                     87,000           642
   Cemex, Series B*                  114,900           505
   Corporacion Geo SA ADR*             8,750           190
   Corporacion Geo SA GDS*            31,350           666
   Desc ADR                           11,400           386
   Femsa, Series B                   183,100         1,299
   Grupo Carso ADR                    65,000           796
   Grupo Financiero Bancomer,
     Series B*                     2,694,000         1,313
   Grupo Industrial Bimbo,
     Series A                        114,400           864
   Grupo Mexico, Series B            206,100           804
   Grupo Modelo, Series C            156,800         1,184
   Kimberly Clark, Series A          228,900         1,011
   Panamco Beverage, Class A          55,800         1,730
   Sigma Alimentos, Series B          68,700           945
   Telefonos de Mexico  ADR, Series L 48,700         2,106
                                                   -------
                                                    14,441
                                                   -------
PAKISTAN -- 0.8%
   Engro Chemicals                    15,000            46
   Hub Power GDR*                     14,000           469
   Hub Power*                         26,000            34
   Muslim Commercial Bank*           123,000           126
   Pakistan State Oil*                 7,500            79
   Pakistan Telecom A                 28,000            23
                                                   -------
                                                       777
                                                   -------
PERU -- 1.5%
   Alicorp SA, Class T*              422,113           438
   Banco Wiese ADR                    49,300           274
   Telefonica de Peru ADR             34,300           677
                                                   -------
                                                     1,389
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

EMERGING MARKETS
EQUITY FUND, CONTINUED
----------------------------------------------------------
                                                    VALUE
DESCRIPTION                          SHARES         (000)
----------------------------------------------------------
PHILIPPINES -- 0.6%
   Belle Corporation*              1,866,000       $   171
   Belle  Corporation Warrants*      213,800            --
   Manila Electric - B                 9,360            29
   Philippine Long Distance            7,500           188
   SM Prime Holdings                 783,000           139
                                                   -------
                                                       527
                                                   -------
POLAND -- 1.5%
   Bank Przemyslowo-Handlowy           8,420           438
   Bank Rozwoju Eksportu               8,500           154
   Bydgoska Fabryka Kabli*            32,500           266
   Debica                              9,100           241
   Elektrim Spolka Akeyjna            32,000           302
                                                   -------
                                                     1,401
                                                   -------
PORTUGAL -- 1.6%
   Jeronimo Martins & Filho            5,599           366
   Portugal Telecom                    9,860           405
   Semapa                             16,800           388
   Soares Da Costa*                    7,900            61
   Telecel  Comunicacaoes Pessoais*    3,010           272
   TVI - Televisao Independente* (3)  31,680            --
                                                   -------
                                                     1,492
                                                   -------
SOUTH AFRICA -- 9.9%
   ABSA                              108,700           644
   AECI                               71,600           309
   Anglo American Gold Investment     12,700           565
   Anglovaal - N Shares               23,500           357
   Barlow                             60,000           605
   Cadbury Schweppes                 254,800           464
   CG Smith Foods                     29,050           417
   De Beers Centenary Linked Units    33,850           808
   Ellerine Holdings                  30,201           229
   Fedsure Holdings                   88,000           951
   Illovo Sugar                      182,600           345
   Metropolitan Life                 354,000           758
   Nampak                            165,500           516
   New Clicks Holdings               278,756           365
   Rembrandt Group                    96,000           788
   Sasol                              81,000           977
   South African Druggists            35,700           224
                                                   -------
                                                     9,322
                                                   -------
SOUTH KOREA -- 1.8%
   Daewoo Heavy Industries            43,000           251
   Hyundai Engineering
     & Construction*                       4            --
   Korea Chemical                      1,750            62
   Korea Electric Power               19,883           284
   LG Electronics                      4,775            65
   Pohang Iron & Steel                11,246           502
   Samsung Electronics                 9,739           384

----------------------------------------------------------
                                                    VALUE
DESCRIPTION                           SHARES        (000)
----------------------------------------------------------
   Samsung Electronics GDR*             249        $     5
   Yukong                             11,000           149
                                                   -------
                                                     1,702
                                                   -------
TAIWAN -- 4.1%
   Acer GDR                           80,680           530
   Advanced Semiconductor
     Engineering GDR*                 68,000           969
   Asia Cement GDR                    39,185           414
   Asustek Computer GDR*              58,240           712
   China Steel GDR*                   35,025           524
   President Enterprises GDR*         47,436           498
   Taiwan Semiconductor ADR*          10,000           198
                                                   -------
                                                     3,845
                                                   -------
THAILAND -- 1.5%
   Bangkok Bank `F'                   31,000           106
   Bec World PLC `F'                  55,400           278
   Cogeneration Public `F'* (3)       70,000            71
   Electricity Generating `F'        233,000           381
   PTT Exploration `F'                58,300           583
                                                   -------
                                                     1,419
                                                   -------
TURKEY -- 2.2%
   Ardem                           1,750,000           203
   Ford Otomotive Sanayii            294,000           257
   Hurriyet Gazetesi               2,240,000           266
   Tansas                            805,000           342
   Turk Siemens                    1,750,000           177
   Turkiye Garanti Bankasi         4,600,000           238
   Vakif Finansal Kiralama         8,270,000           126
   Yapi Ve Kredi Bankasi          14,500,000           443
                                                   -------
                                                     2,052
                                                   -------
UNITED STATES -- 1.0%
   Mauritius Fund*                    64,000           568
   Oryx Fund*                         17,000           332
                                                   -------
                                                       900
                                                   -------
VENEZUELA -- 1.0%
   CANTV - ADR                        22,550           987
                                                   -------
ZIMBABWE -- 0.3%
   Meikles Africa                    124,000           248
                                                   -------
Total Foreign Common Stocks
   (Cost $91,238)                                   80,919
                                                   -------

FOREIGN PREFERRED STOCKS -- 7.9%
BRAZIL -- 7.9%
   Cemig                          26,318,900         1,050
   Copel B                        86,900,000         1,072

================================================================================

----------------------------------------------------------
                                      SHARES/       VALUE
DESCRIPTION                    FACE AMOUNT (000)(1) (000)
----------------------------------------------------------
   Duratex                        16,000,000       $   871
   Eletrobras B                    1,716,400           747
   Petrobras                       8,281,700         1,540
   Telerj                          9,648,692           919
   Telesp                          2,480,000           648
   Weg                               850,000           578
                                                   -------
                                                     7,425
                                                   -------
Total Foreign Preferred Stocks
   (Cost $7,341)                                     7,425
                                                   -------

FOREIGN CONVERTIBLE BONDS -- 3.1%
TAIWAN -- 3.1%
   Delta Electronics
      0.500%, 03/06/04               $    48            52
   Far East Department Stores
      3.000%, 07/06/01               $   545           530
   Nan Ya Plastic*
      1.750%, 07/19/01               $ 1,038         1,130
   United Micro Electric*
      0.250%, 05/16/04               $   695           755
   Yang Ming Marine
      2.000%, 10/06/01               $   428           475
                                                   -------
                                                     2,942
                                                   -------
Total Foreign Convertible Bonds
   (Cost $3,475)                                     2,942
                                                   -------

DEMAND DEPOSIT -- 4.1%
UNITED STATES -- 4.1%
   Northern Trust
      3.400%, 11/03/97                $3,857         3,857
                                                   -------
Total Demand Deposit
   (Cost $3,857)                                     3,857
                                                   -------
Total Investments -- 101.1%
   (Cost $105,911)                                  95,143
                                                   -------
OTHER ASSETS AND LIABILITIES, NET-- (1.1%)          (1,042)
                                                   -------

----------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT (000)(1)    (000)
----------------------------------------------------------
NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization -- $0.001
   par value) based on 12,241,062
   outstanding shares of beneficial interest      $101,155
Accumulated net investment loss                       (213)
Accumulated net realized gain
   on investments                                    3,963
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other
   assets and liabilities in foreign currency           23
Net unrealized depreciation on investments (2)     (10,827)
                                                   -------
Total Net Assets -- 100.0%                        $ 94,101
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares          $ 7.69
                                                  ========

*NON-INCOME PRODUCING SECURITY
ADR     AMERICAN DEPOSITORY RECEIPT
F       FOREIGN SHARES
GDR     GLOBAL DEPOSITORY RECEIPT
GDS     GLOBAL DEPOSITORY SHARES
(1)     IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2)     NET OF $59(000) ACCRUED FOREIGN WITHHOLDING TAXES.
(3) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GLOBAL FIXED
INCOME FUND

FOREIGN GOVERNMENT BONDS -- 58.0%
AUSTRALIA -- 4.7%
   Government of Austrailia
      9.750%, 03/15/02                $3,110       $ 2,539
      9.000%, 09/15/04                $2,220         1,839
                                                   -------
                                                     4,378
                                                   -------
CANADA -- 13.3%
   Government of Canada
      7.000%, 09/01/01                 5,000         3,794
      8.750%, 12/01/05                 7,100         6,129
   Province of British Columbia
      9.000%, 06/21/04                 2,700         2,305
                                                   -------
                                                    12,228
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

GLOBAL FIXED
INCOME FUND, CONTINUED
----------------------------------------------------------

                                        FACE        VALUE
DESCRIPTION                       AMOUNT (000)(1)   (000)
----------------------------------------------------------
DENMARK -- 11.5%
   Kingdom of Denmark
      9.000%, 11/15/00                12,000       $ 2,054
      7.000%, 12/15/04                16,400         2,670
      8.000%, 03/15/06 (2)            34,000         5,852
                                                   -------
                                                    10,576
                                                   -------
ITALY -- 9.1%
   Government of Italy
     10.000%, 08/01/03             3,900,000         2,737
      7.750%, 11/01/06 (2)         8,600,000         5,631
                                                   -------
                                                     8,368
                                                   -------
JAPAN -- 4.2%
   Export-Import Bank of Japan
      2.875%, 07/28/05               280,000         2,528
   Japanese Development Bank
      6.500%, 09/20/01               135,000         1,355
                                                   -------
                                                     3,883
                                                   -------
SPAIN -- 5.8%
   Government of Spain
      8.800%, 04/30/06               660,000         5,388
                                                   -------
SWEDEN -- 4.7%
   Kingdom of Sweden
      6.000%, 02/09/05 (2)            33,200         4,379
                                                   -------
UNITED KINGDOM -- 3.9%
   United Kingdom Treasury
      7.500%, 12/07/06                 2,000         3,562
                                                   -------
UNITED STATES -- 0.8%
   International Bank for
     Reconstruction & Development
      9.750%, 01/23/16                   530           706
                                                   -------
Total Foreign Bonds
   (Cost $52,657)                                   53,468
                                                   -------

CORPORATE OBLIGATIONS -- 4.8%
UNITED STATES -- 2.9%
   General Electric Capital
      8.125%, 02/23/07                 2,370         2,635
UNITED KINGDOM -- 1.9%
   UBS - Union Bank of Switzerland
      8.000%, 01/08/07                 1,000         1,763
                                                   -------
Total Corporate Obligations
   (Cost 44,228)                                     4,398
                                                   -------

----------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT (000)(1)    (000)
----------------------------------------------------------
ASSET BACKED -- 5.6%
UNITED STATES -- 5.6%
   Citibank Credit Card Master
     Trust I 1997-7 Class A
      6.350%, 08/15/02                 3,000       $ 3,019
   Premier Auto Trust
     Series: 1996-4 Class A3
      6.200%, 11/06/00                 2,100         2,109
                                                   -------
Total Asset Backed
   (Cost $5,122)                                     5,128
                                                   -------

U.S. TREASURY OBLIGATIONS -- 28.0%
   U.S. Treasury Bonds
      8.500%, 02/15/20                 2,100         2,665
      7.125%, 02/15/23                 2,830         3,144
   U.S. Treasury Notes
      6.750%, 06/30/99                 3,750         3,815
      7.125%, 09/30/99 (2)             1,930         1,981
      6.250%, 01/31/02 (2)             4,500         4,575
      6.500%, 08/15/05                 3,300         3,419
      6.875%, 05/15/06                 2,300         2,444
      7.000%, 07/15/06                 1,100         1,178
      6.500%, 10/15/06                 2,500         2,596
                                                   -------
Total U.S. Treasury Obligations
   (Cost $24,771)                                   25,817
                                                   -------

FOREIGN CURRENCY OPTION -- 0.0%
   German Deutschemark Put*
     Strike 1.8793, 02/09/98           9,800            13
                                                   -------
Total Foreign Currency Option
   (Cost $140)                                          13
                                                   -------

DEMAND DEPOSIT -- 0.5%
UNITED STATES -- 0.5%
   Northern Trust
      3.400%, 11/03/97                   454           454
                                                   -------
Total Demand Deposit
   (Cost $454)                                         454
                                                   -------
Total Investments -- 96.9%
   (Cost $87,372)                                   89,278
                                                   -------
OTHER ASSETS AND LIABILITIES, NET -- 3.1%            2,902
                                                   -------
64

================================================================================

----------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT (000)(1)    (000)
----------------------------------------------------------
NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization --
   $0.001 par value) based on 8,500,871
   outstanding shares of beneficial interest      $ 85,618
Undistributed net investment income                  2,086
Accumulated net realized gain
   on investments                                    2,048
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other
   assets and liabilities in foreign currency          522
Net unrealized appreciation on investments           1,906
                                                  --------
Total Net Assets -- 100.0%                        $ 92,180
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares        $  10.84
                                                  ========

*NON-INCOME PRODUCING SECURITY
(1)     IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITIES SEGREGATED TO COLLATERALIZE FORWARD EXCHANGE CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $22,417,783.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

INTERNATIONAL FIXED
INCOME FUND

FOREIGN BONDS -- 95.9%
AUSTRALIA -- 4.7%
   Government of Australia
      9.750%, 03/15/02                 1,120       $   914
   Government of Australia  ACGB
      9.000%, 09/15/04                   480           398
                                                   -------
                                                     1,312
                                                   -------
CANADA -- 22.4%
   Government of Canada
      6.500%, 06/01/04                 1,700         1,290
   Province of Alberta
      6.375%, 06/04/04                 1,570         1,184
   Province of British Columbia
      9.000%, 06/21/04                 1,370         1,167
   Province of Ontario
      7.500%, 01/19/06                 1,600         1,252
   Province of Manitoba
      5.750%, 06/02/08                 1,900         1,355
                                                   -------
                                                     6,248
                                                   -------

----------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT(000)(1)     (000)
----------------------------------------------------------
DENMARK -- 19.2%
   Kingdom of Denmark
      9.000%, 11/15/00                 5,100       $   873
      8.000%, 05/15/03                 8,500         1,445
      7.000%, 12/15/04                 8,700         1,417
      8.000%, 03/15/06 (2)             9,400         1,618
                                                   -------
                                                     5,353
                                                   -------
FRANCE -- 4.5%
   Government of France
      7.500%, 04/25/05              EC 1,000         1,273
                                                   -------
ITALY -- 14.3%
   Government of Italy
     12.000%, 05/01/02 (2)         1,485,000         1,084
      7.750%, 11/01/06 (2)         3,130,000         2,049
   Westlb Curac
      8.650%, 08/07/03             1,300,000           866
                                                   -------
                                                     3,999
                                                   -------
JAPAN -- 9.3%
   European Investment Bank
      3.000%, 09/20/06               120,000         1,095
   Export-Import Bank
      4.375%, 10/01/03                83,000           804
   International Bank for
     Reconstruction & Development
      5.250%, 03/20/02 (2)            70,000           684
                                                   -------
                                                     2,583
                                                   -------
SPAIN -- 5.7%
   Government of Spain
      8.800%, 04/30/06               195,000         1,592
                                                   -------
SWEDEN -- 4.8%
   Kingdom of Sweden
      6.000%, 02/09/05                10,200         1,345
                                                   -------
UNITED KINGDOM -- 8.6%
   British Telecom PLC
      7.125%, 09/15/03                   255           432
   UBS - Union Bank of Switzerland
      8.000%, 01/08/07                   670         1,181
   United Kingdom Treasury
      7.500%, 12/07/06                   440           784
                                                   -------
                                                     2,397
                                                   -------
UNITED STATES -- 2.4%
   FNMA
      2.000%, 12/20/99             JY 20,000           171
      2.125%, 10/09/07             JY 60,000           508
                                                   -------
                                                       679
                                                   -------
Total Foreign Bonds
   (Cost $26,524)                                   26,781
                                                   -------

STATEMENT OF NET ASSETS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

INTERNATIONAL FIXED
INCOME FUND, CONTINUED
----------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT(000)(1)     (000)
----------------------------------------------------------
DEMAND DEPOSIT -- 0.8%
UNITED STATES -- 0.8%
   Northern Trust
     3.400%, 11/03/97                    222      $    222
                                                  --------
Total Demand Deposit
   (Cost $222)                                         222
                                                  --------

FOREIGN CURRENCY OPTION -- 0.0%
   German Deutschemark Put
     Strike 1.8793, 02/09/98*          2,100             3
                                                  --------
Total Foreign Currency Option
   (Cost $30)                                            3
                                                  --------
Total Investments -- 96.7%
   (Cost $26,776)                                   27,006
                                                  --------
OTHER ASSETS AND LIABILITIES, NET -- 3.3%              931
                                                  --------

NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization --
   $0.001 par value) based on 2,751,031
   outstanding shares of beneficial interest        26,804
Undistributed net investment income                    526
Accumulated net realized gain
   on investments                                      263
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other
   assets and liabilities in foreign currency          114
Net unrealized appreciation on investments             230
                                                  --------
Total Net Assets -- 100.0%                        $ 27,937
                                                  ========
 Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares        $  10.16
                                                  ========

*NON-INCOME PRODUCING SECURITY.
EC       EUROPEAN CURRENCY UNIT
JY       JAPANESE YEN
(1) IN LOCAL CURRENCY UNLESS OTHERWISE INDICATED.
(2) SECURITIES SEGREGATED TO COLLATERIZE FORWARD EXCHANGE CONTRACTS WITH AN AGGREGATE MARKET VALUE OF $5,435,695.
THE  ACCOMPANYING  NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


EMERGING MARKETS
DEBT FUND
----------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT(000)(1)     (000)
----------------------------------------------------------
FOREIGN BONDS -- 68.4%
ARGENTINA -- 11.0%
   Government of Argentina
     11.375%, 01/30/17                 8,750       $ 8,341
      5.500%, 03/31/23                17,500        12,334
                                                   -------
                                                    20,675
                                                   -------
BRAZIL -- 16.8%
   Government of Brazil
      4.500%, 04/15/14                 8,754         6,269
      5.250%, 04/15/24                 1,000           650
     10.125%, 05/15/27                10,555         8,291
   Government of Brazil FRN
      6.813%, 01/01/01                 3,297         3,028
      6.688%, 04/15/06                 8,820         6,880
      6.750%, 04/15/12                 2,800         2,100
   Government of Brazil MYDFA
      6.688%, 09/15/07                 3,293         2,519
   Petroleo Brazil FRN
     10.000%, 10/17/06                 2,000         2,030
                                                   -------
                                                    31,767
                                                   -------
BULGARIA -- 4.6%
   Government of Bulgaria FRB
      2.281%, 07/28/12                 3,400         1,802
   Government of Bulgaria FRN
      6.688%, 07/28/24                 9,800         6,811
                                                   -------
                                                     8,613
                                                   -------
ECUADOR -- 4.4%
   Government of Ecuador PDI
      3.250%, 02/27/15                13,698         8,168
                                                   -------
MACEDONIA -- 1.5%
   Macedonia FRN
      3.500%, 07/02/12                 4,959         2,877
                                                   -------
MEXICO -- 6.9%
   Government of Mexico
     11.500%, 05/15/26                 7,250         7,830
   Petroleos Mexicanos
      9.000%, 06/01/07                 5,150         5,050
                                                   -------
                                                    12,880
                                                   -------
NIGERIA -- 4.4%
   Government of Nigeria
      6.250%, 11/15/20                   500           320
   Nigerian Promissory Note
      8.000%, 01/05/10                17,000         7,990
                                                   -------
                                                     8,310
                                                   -------
66

================================================================================

----------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT(000)(1)     (000)
----------------------------------------------------------
PANAMA -- 4.6%
   Government of Panama FRB
      3.750%, 07/17/14                 8,000      $  5,570
   Government of Panama PDI
      4.000%, 07/17/16                 4,141         3,082
                                                  --------
                                                     8,652
                                                  --------
PERU -- 3.7%
   Republic of Peru FRB
      3.250%, 03/07/17                 5,000         2,506
   Republic of Peru PDI
      4.000%, 03/07/17                 7,700         4,350
                                                  --------
                                                     6,856
                                                  --------
SOUTH AFRICA -- 2.1%
   Republic of South Africa
     13.500%, 09/15/15             SA 20,000         3,860
                                                  --------
TURKEY -- 4.4%
Turkey Treasury Bill
    106.206%, 05/27/98        TL 427,000,000         1,443
    112.715%, 07/29/98      TL 1,200,000,000         3,541
    113.900%, 08/05/98        TL 378,000,000         1,097
    113.851%, 08/12/98        TL 754,750,000         2,165
                                                  --------
                                                     8,246
                                                  --------
VENEZUELA -- 4.0%
   Government of Venezuela
      9.250%, 09/15/27                 4,774         3,841
   Government of Venezuela
     FRB,  Series A
      6.750%, 03/31/07                   452           385
   Government of Venezuela
     FRB,  Series B
      6.750%, 03/31/07                   678           578
   Government of Venezuela
     FRB, Series W-B
      6.750%, 03/31/20                 2,500         2,187
   Government of Venezuela FRN
      6.750%, 12/18/07                   500           433
   Government of Venezuela Warrants
      0.000%, 04/15/20 (4)                17            --
                                                  --------
                                                     7,424
                                                  --------
Total Foreign Bonds
   (Cost $147,589)                                 128,328
                                                  --------

LOAN PARTICIPATION -- 13.0%
RUSSIA -- 13.0%
   Russian Loan Agreement (2)
     (Participation: J.P. Morgan) (3)
                                      28,800        24,480
                                                  --------
Total Loan Participation
   (Cost $26,784)                                   24,480
                                                  --------

----------------------------------------------------------
                                       FACE         VALUE
DESCRIPTION                      AMOUNT(000)(1)     (000)
----------------------------------------------------------
DEMAND DEPOSIT -- 19.0%
UNITED STATES -- 19.0%
   Northern Trust
      3.400%, 11/03/97                35,577      $ 35,577
                                                  --------
Total Demand Deposit
   (Cost $35,577)                                   35,577
                                                  --------
Total Investments -- 100.4%
   (Cost $209,950)                                 188,385
                                                  --------
OTHER ASSETS AND LIABILITIES, NET-- (0.4%)            (798)
                                                  --------
NET ASSETS:
Capital shares of Institutional Shares
   (unlimited authorization --
   $0.001 par value) based on 15,680,935
   outstanding shares of beneficial interest       175,954
Capital shares of Service Shares
   (unlimited authorization --
   $0.001 par value) based on 11,125
   outstanding shares of beneficial interest           145
Undistributed net investment income                  9,190
Accumulated net realized gain
   on investments                                   23,917
Net unrealized appreciation on forward
   foreign currency contracts, foreign
   currency, and translation of other
   assets and liabilities in foreign currency          (54)
Net unrealized appreciation on investments         (21,565)
                                                  --------
Total Net Assets -- 100.0%                        $187,587
                                                  ========

Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Shares        $  11.95
                                                  ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Service Shares              $  11.95
                                                  ========
FRB        FLOATING RATE BOND
FRN        FLOATING RATE NOTE
MYDFA      MULTI-YEAR DEPOSIT FINANCE AGREEMENT
PDI        PAST DUE INCOME
SA         SOUTH AFRICAN RAND
TL         TURKISH LIRA
(1)        IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(2)        NON-INCOME PRODUCING SECURITY. SECURITY IS IN DEFAULT.
(3) PARTICIPATIONS WERE ACQUIRED THROUGH FINANCIAL INSTITUTIONS INDICATED PARENTHETICALLY. SEE NOTE 6.
(4) SECURITY FAIR VALUED USING METHODS DETERMINED IN GOOD FAITH BY THE VALUATION COMMITTEE OF THE BOARD OF TRUSTEES.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS (000)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEAR/PERIOD ENDED OCTOBER 31, 1997

                                         ---------    -------   ----------   ----------   ---------   --------   -------------
                                                                SHORT-TERM   SHORT-TERM
                                         MUNICIPAL     FIXED     MUNICIPAL     FIXED       SMALLER               INTERNATIONAL
                                            BOND      INCOME        BOND       INCOME     COMPANIES   MICROCAP      EQUITY
                                            FUND       FUND         FUND        FUND        FUND      FUND (1)       FUND
                                         ---------    -------   ----------   ----------   ---------   --------   -------------
INVESTMENT INCOME:
   Interest                               $16,856     $63,274      $  916       $833        $   34       $ 21      $   13
   Dividends                                   --          --          --         --            13          3          88
   Less: Foreign taxes withheld                --          --          --         --            --         --          (8)
                                          -------     -------      ------       ----        ------       ----      ------
   Total Investment Income                 16,856      63,274         916        833            47         24          93
                                          -------     -------      ------       ----        ------       ----      ------
EXPENSES:
   Investment advisory fees                 1,177       3,589          64         53            49         31          35
   Less: Waiver of investment
     advisory fees                           (199)       (417)        (64)       (53)          (49)       (31)        (35)
   Administration fees                        296         902          60         60            60         23          60
   Custodian fees                              17          53           3          2             1          1          17
   Transfer agent fees                         23          39          13         13            15         13          12
   Professional fees                           75         233           5          4             1          1           1
   Registration & filing fees                 102         310           7          6             1          1           2
   Printing fees                               35         107           2          2             1         --           1
   Servicing plan fee (2)                      --          --          --         --            --         --          --
   Trustee fees                                19          58           1          1            --         --          --
   Pricing fees                                31          13          10          2             1         --          10
   Other expenses                              11          32          --          1            --          1           1
                                          -------     -------      ------       ----        ------       ----      ------
   Total expenses                           1,587       4,919         101         91            80         40         104
   Less: Reimbursement from Advisor            --          --         (15)       (21)          (19)        (6)        (59)
                                          -------     -------      ------       ----        ------       ----      ------
   Total Net Expenses                       1,587       4,919          86         70            61         34          45
                                          -------     -------      ------       ----        ------       ----      ------
NET INVESTMENT INCOME (LOSS)               15,269      58,355         830        763           (14)       (10)         48
                                          -------     -------      ------       ----        ------       ----      ------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                    112       9,128          (9)        15           692        143         165
     Option transactions                       --          --          --         --            --         --          --
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions             --          --          --         --            --         --          16
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency           --          --          --         --            --         --          11
   Net change in unrealized appreciation
     (depreciation) on investments          6,264      15,437         242        105           347        404         (43)
                                          -------     -------      ------       ----        ------       ----      ------
   NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $21,645     $82,920      $1,063       $883        $1,025       $537      $  197
                                          =======     =======      ======       ====        ======       ====      ======

                                            --------    ------------  ---------     --------    -------  -------------  ----------
                                                       INTERNATIONAL  EUROPEAN      EMERGING    GLOBAL   INTERNATIONAL   EMERGING
                                            EUROPEAN     SMALL CAP    SMALL CAP     MARKETS      FIXED       FIXED        MARKETS
                                             EQUITY        EQUITY       EQUITY       EQUITY     INCOME      INCOME          DEBT
                                              FUND          FUND         FUND         FUND       FUND        FUND           FUND
                                            --------    ------------  ---------     --------    -------  -------------  ----------
INVESTMENT INCOME:
   Interest                                 $   48        $    82       $  13       $     66     $7,042     $ 1,328       $ 12,045
   Dividends                                   840          1,312         197          1,963         --          --             --
   Less: Foreign taxes withheld                (64)          (129)        (22)          (114)        --          (7)            --
                                            ------        -------       -----       --------     ------     -------       --------
   Total Investment Income                     824          1,265         188          1,915      7,042       1,321         12,045
                                            ------        -------       -----       --------     ------     -------       --------
EXPENSES:
   Investment advisory fees                    221            899         103            992        591         117          1,612
   Less: Waiver of investment
     advisory fees                             (84)          (104)        (89)          (187)      (147)        (95)          (213)
   Administration fees                          39             91          64            100        119          60            139
   Custodian fees                               56            157          20            212        102          27            193
   Transfer agent fees                          13             16          12             15         16          13             16
   Professional fees                             9             17           2             22         25           5             34
   Registration & filing fees                   11             15           3             30         22           8             46
   Printing fees                                 4             10           1             11         13           3             17
   Servicing plan fee (2)                       --             --          --             --         --          --             --
   Trustee fees                                  2              6           1              6          8           2              9
   Pricing fees                                 12             13          11             13         15          11             13
   Other expenses                                1              4          --             26          4           1              6
                                            ------        -------       -----       --------     ------     -------       --------
   Total expenses                              284          1,124         128          1,240        768         152          1,872
   Less: Reimbursement from Advisor             --             --          --             --         --          --             --
                                            ------        -------       -----       --------     ------     -------       --------
   Total Net Expenses                          284          1,124         128          1,240        768         152          1,872
                                            ------        -------       -----       --------     ------     -------       --------
NET INVESTMENT INCOME (LOSS)                   540            141          60            675      6,274       1,169         10,173
                                            ------        -------       -----       --------     ------     -------       --------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS:
   Net realized gain (loss) on investments:
     Security transactions                   2,749         (6,005)        (84)         4,348      1,909         246         24,233
     Option transactions                        --             --          --             --        142          21             --
   Net realized gain (loss) on forward
     foreign currency contracts and
     foreign currency transactions             213            427         (23)        (1,113)    (3,599)       (685)           157
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency            (2)            13           2            (16)     1,375         265            (49)
   Net change in unrealized appreciation
     (depreciation) on investments           2,252         (2,990)       (125)       (15,042)*   (2,915)       (643)       (28,717)
                                            ------        -------       -----       --------     ------     -------       --------
   NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                          $5,752        $(8,414)      $(170)      $(11,148)    $3,186     $   373       $  5,797
                                            ======        =======       =====       ========     ======     =======       ========

(1) MICROCAP FUND COMMENCED OPERATIONS ON 12/18/96.
(2) APPLICABLE TO SERVICE SHARES ONLY.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
*NET OF $16(000) INCREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET UNREALIZED
 CAPITAL GAINS.


68-69

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIODS ENDED OCTOBER 31,

                                               --------------      --------------      --------------      --------------
                                                                                        SHORT-TERM          SHORT-TERM
                                                 MUNICIPAL            FIXED             MUNICIPAL              FIXED
                                                    BOND              INCOME               BOND               INCOME
                                                    FUND               FUND                FUND                FUND
                                               --------------      --------------      --------------      --------------
                                               1997      1996      1997      1996      1997      1996      1997      1996
                                               ----      ----      ----      ----      ----      ----      ----      ----
OPERATIONS:
   Net investment income (loss)             $ 15,269  $ 12,800  $   58,355 $ 39,299   $  830   $  252    $   763   $  384
   Net realized gain (loss) from
     security and option transactions            112     3,750       9,128     (617)      (9)      21         15      (27)
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions            --        --          --       --       --       --         --       --
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency              --        --          --       --       --       --         --       --
   Net change in unrealized appreciation
     (depreciation) on investments             6,264      (969)     15,437      702      242       15        105       --
                                            --------  --------  ---------- --------  -------   ------    -------   ------
   Net increase (decrease) in net assets
     from operations                          21,645    15,581      82,920   39,384    1,063      288        883      357
                                            --------  --------  ---------- --------  -------   ------    -------   ------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Institutional shares                    (15,243)  (12,782)    (58,276) (39,300)    (828)    (252)      (764)    (384)
     Service shares                               (1)       --          --       --       --       --         --       --
   Net realized gains:
     Institutional shares                     (2,204)       --          --   (3,091)     (21)     (15)        --
     Service shares                               --        --          --       --       --       --         --       --
                                            --------  --------  ---------- --------  -------   ------    -------   ------
     Total Distributions                     (17,448)  (12,782)    (58,276) (42,391)    (849)    (267)      (764)    (384)
                                            --------  --------  ---------- --------  -------   ------    -------   ------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
   Proceeds from shares issued               145,890    63,066     397,158  406,477   21,637    7,467     14,973    9,087
   Shares issued in lieu of cash
     distributions                            13,868    10,998      47,532   40,193      727      219        331      331
   Cost of shares repurchased                (54,645)  (45,769)   (124,216)(179,881) (11,760)  (2,299)    (5,091)  (6,780)
                                            --------  --------  ---------- --------  -------   ------    -------   ------
   Increase (decrease) in net assets from
     institutional share transactions        105,113    28,295     320,474  266,789   10,604    5,387     10,213    2,638
                                            --------  --------  ---------- --------  -------   ------    -------   ------
SERVICE SHARES:
   Proceeds from shares issued                   197        --          --       --       --       --         --       --
   Shares issued in lieu of cash
     distributions                                --        --          --       --       --       --         --       --
   Cost of shares repurchased                     (6)       --          --       --       --       --         --       --
                                            --------  --------  ---------- --------  -------   ------    -------   ------
   Increase (decrease) in net assets from
     service share transactions                  191        --          --       --       --       --         --       --
                                            --------  --------  ---------- --------  -------   ------    -------   ------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS              105,304    28,295     320,474  266,789   10,604    5,387     10,213    2,638
                                            --------  --------  ---------- --------  -------   ------    -------   ------
   Net increase (decrease) in net assets     109,501    31,094     345,118  263,782   10,818    5,408     10,332    2,611
                                            --------  --------  ---------- --------  -------   ------    -------   ------
NET ASSETS:
     Beginning of period                     252,152   221,058     758,003  494,221    9,132    3,724      6,751    4,140
                                            --------  --------  ---------- --------  -------   ------    -------   ------
     End of period                          $361,653  $252,152  $1,103,121 $758,003  $19,950   $9,132    $17,083   $6,751
                                            ========  ========  ========== ========  =======   ======    =======   ======
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
   Shares issued                              13,267     5,794      37,690   39,016    2,127      740      1,499      908
   Shares issued in lieu of cash
     distributions                             1,263     1,008       4,510    3,842       71       22         33       33
   Shares repurchased                         (4,980)   (4,200)    (11,781) (17,233)  (1,158)    (228)      (509)    (679)
                                            --------  --------  ---------- --------  -------   ------    -------   ------
   Increase (decrease) in capital shares
     from institutional share transactions     9,550     2,602      30,419   25,625    1,040      534      1,023      262
                                            --------  --------  ---------- --------  -------   ------    -------   ------
SERVICE SHARES:
   Shares issued                                  18        --          --       --       --       --         --       --
   Shares issued in lieu of cash
     distributions                                --        --          --       --       --       --         --       --
   Shares repurchased                             (1)       --          --       --       --       --         --       --
                                            --------  --------  ---------- --------  -------   ------    -------   ------
   Increase (decrease) in capital shares
     from service share transactions              17        --          --       --       --       --         --       --
                                            --------  --------  ---------- --------  -------   ------    -------   ------
     Net increase (decrease) in
        capital shares                         9,567     2,602      30,419   25,625    1,040      534      1,023      262
                                            ========  ========  ========== ========  =======   ======    =======   ======

                                               -----------------   --------------    --------------         ---------------

                                                    SMALLER                           INTERNATIONAL              EUROPEAN
                                                   COMPANIES          MICROCAP           EQUITY                  EQUITY
                                                     FUND             FUND (1)            FUND                  FUND (2)
                                               -----------------   --------------    --------------         ---------------
                                               1997         1996        1997         1997      1996       1997         1996
                                               ----         ----        ----         ----      ----       ----         ----
OPERATIONS:
   Net investment income (loss)              $  (14)      $   (8)     $  (10)      $   48   $    19     $   540     $   (12)
   Net realized gain (loss) from
     security transactions                      692          351         143          165       162       2,749         206
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions           --           --          --           16        30         213          31
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency             --           --          --           11        (9)         (2)          5
   Net change in unrealized appreciation
     (depreciation) on investments              347          364         404          (43)      158       2,252         775
                                             ------       ------      ------       ------   -------     -------     -------
   Net increase (decrease) in net assets
     from operations                          1,025          707         537          197       360       5,752       1,005
                                             ------       ------      ------       ------   -------     -------     -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Institutional shares                        --           (9)         --          (44)     (108)        (59)         --
     Service shares                              --           --          --           --        --          --          --
   Net realized gains:
     Institutional shares                      (354)          --          --         (157)       --        (206)         --
     Service shares                              --           --          --           --        --          --          --
                                             ------       ------      ------       ------   -------     -------     -------
     Total Distributions                       (354)          (9)         --         (201)     (108)       (265)         --
                                             ------       ------      ------       ------   -------     -------     -------
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
   Proceeds from shares issued                  955          783       2,924        1,630       325      15,743      16,896
   Shares issued in lieu of cash
     distributions                              353            9          --          201       108         265          --
   Cost of shares repurchased                  (370)         (13)       (185)        (296)       --         (67)         --
                                             ------       ------      ------       ------   -------     -------     -------
   Increase (decrease) in net assets from
     institutional share transactions           938          779       2,739        1,535       433      15,941      16,896
                                             ------       ------      ------       ------   -------     -------     -------
SERVICE SHARES:
   Proceeds from shares issued                    6           --          15           --        --          --          --
   Shares issued in lieu of cash
     distributions                               --           --          --           --        --          --          --
   Cost of shares repurchased                    --                       (5)          --        --          --          --
                                             ------       ------      ------       ------   -------     -------     -------
   Increase (decrease) in net assets from
     service share transactions                   6           --          10           --        --          --          --
                                             ------       ------      ------       ------   -------     -------     -------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                 944          779       2,749        1,535       433      15,941      16,896
                                             ------       ------      ------       ------   -------     -------     -------
   Net increase (decrease) in net assets      1,615        1,477       3,286        1,531       685      21,428      17,901
                                             ------       ------      ------       ------   -------     -------     -------
NET ASSETS:
     Beginning of period                      4,115        2,638          --        3,423     2,738      17,902           1
                                             ------       ------      ------       ------   -------     -------     -------
     End of period                           $5,730       $4,115      $3,286       $4,954   $ 3,423     $39,330     $17,902
                                             ======       ======      ======       ======   =======     =======     =======
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
   Shares issued                                 74           64         275          144        28       1,363       1,690
   Shares issued in lieu of cash
     distributions                               28            1          --           17        10          23          --
   Shares repurchased                           (27)          (1)        (15)         (23)       --          (5)         --
                                             ------       ------      ------       ------   -------     -------     -------
   Increase (decrease) in capital shares
     from institutional share transactions       75           64         260          138        38       1,381       1,690
                                             ------       ------      ------       ------   -------     -------     -------
SERVICE SHARES:
   Shares issued                                 --           --           1           --        --          --          --
   Shares issued in lieu of cash
     distributions                               --           --          --           --        --          --          --
   Shares repurchased                            --           --          --           --        --          --          --
                                             ------       ------      ------       ------   -------     -------     -------
   Increase (decrease) in capital shares
     from service share transactions             --           --           1           --        --          --          --
                                             ------       ------      ------       ------   -------     -------     -------
     Net increase (decrease) in
        capital shares                           75           64         261          138        38       1,381       1,690
                                             ======       ======      ======       ======   =======     =======     =======

                                                  -----------------       -------------       --------------
                                                    INTERNATIONAL           EUROPEAN             EMERGING
                                                      SMALL CAP             SMALL CAP             MARKETS
                                                       EQUITY                EQUITY               EQUITY
                                                        FUND                  FUND                 FUND
                                                  -----------------       -------------       --------------
                                                  1997       1996         1997     1996       1997      1996
                                                  ----       ----         ----     ----       ----      ----
OPERATIONS:
   Net investment income (loss)                $    141   $    399      $   60   $  100    $    675   $   627
   Net realized gain (loss) from
     security transactions                       (6,005)     2,740         (84)     295       4,348     2,393
   Net realized gain (loss) on forward
     foreign currency contracts
     and foreign currency transactions              427      1,161         (23)      33      (1,113)     (584)
   Net change in unrealized appreciation
     (depreciation) on forward foreign
     currency contracts, foreign currency,
     and translation of other assets and
     liabilities in foreign currency                 13       (169)          2       21         (16)       54
   Net change in unrealized appreciation
     (depreciation) on investments               (2,990)     3,160        (125)     521     (15,042)*   7,045**
                                               --------   --------      ------   ------    --------   -------
   Net increase (decrease) in net assets
     from operations                             (8,414)     7,291        (170)     970     (11,148)    9,535
                                               --------   --------      ------   ------    --------   -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Institutional shares                        (1,326)      (479)       (147)     (99)        (53)     (332)
     Service shares                                             --          --                   --        --
   Net realized gains:
     Institutional shares                            --         --        (301)     (30)     (2,255)   (1,017)
     Service shares                                  --         --          --       --          --        --
                                               --------   --------      ------   ------    --------   -------
     Total Distributions                         (1,326)      (479)       (448)    (129)     (2,308)   (1,349)

CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
   Proceeds from shares issued                    4,190     52,024         660      518      67,367    33,310
   Shares issued in lieu of cash
     distributions                                1,253        458         448      129       2,308     1,350
   Cost of shares repurchased                   (49,017)   (43,502)       (705)    (968)    (50,397)  (47,855)
                                               --------   --------      ------   ------    --------   -------
   Increase (decrease) in net assets from
     institutional share transactions           (43,574)     8,980         403     (321)     19,278   (13,195)
                                               --------   --------      ------   ------    --------   -------
SERVICE SHARES:
   Proceeds from shares issued                       --         --          --       --          --        --
   Shares issued in lieu of cash
     distributions                                   --         --          --       --          --        --
   Cost of shares repurchased                        --         --          --       --          --        --
                                               --------   --------      ------   ------    --------   -------
   Increase (decrease) in net assets from
     service share transactions                      --         --          --       --          --        --
                                               --------   --------      ------   ------    --------   -------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS                 (43,574)     8,980         403     (321)     19,278   (13,195)
                                               --------   --------      ------   ------    --------   -------
   Net increase (decrease) in net assets        (53,314)    15,792        (215)     520       5,822    (5,009)
                                               --------   --------      ------   ------    --------   -------
NET ASSETS:
     Beginning of period                        106,709     90,917       9,856    9,336      88,279    93,288
                                               --------   --------      ------   ------    --------   -------
     End of period                             $ 53,395   $106,709      $9,641   $9,856    $ 94,101   $88,279
                                               ========   ========      ======   ======    ========   =======
CAPITAL SHARE TRANSACTIONS:
INSTITUTIONAL SHARES:
   Shares issued                                    456      5,092          53       43       7,353     3,766
   Shares issued in lieu of cash
     distributions                                  130         47          37       12         265       165
   Shares repurchased                            (5,236)    (4,102)        (59)     (78)     (5,414)   (5,393)
                                               --------   --------      ------   ------    --------   -------
   Increase (decrease) in capital shares
     from institutional share transactions       (4,650)     1,037          31      (23)      2,204    (1,462)
                                               --------   --------      ------   ------    --------   -------
SERVICE SHARES:
   Shares issued                                     --         --          --       --          --        --
   Shares issued in lieu of cash
     distributions                                   --         --          --       --          --        --
   Shares repurchased                                --         --          --       --          --        --
                                               --------   --------      ------   ------    --------   -------
   Increase (decrease) in capital shares
     from service share transactions                 --         --          --       --          --        --
                                               --------   --------      ------   ------    --------   -------
     Net increase (decrease) in
        capital shares                           (4,650)     1,037          31      (23)      2,204    (1,462)
                                               ========   ========      ======   ======    ========   =======

(1) MICROCAP FUND  COMMENCED  OPERATIONS ON 12/18/96.
(2) EUROPEAN EQUITY FUND COMMENCED  OPERATIONS ON 09/03/96.
 * NET OF $16,000 INCREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET CAPITAL GAINS.
** NET OF $43,000 INCREASE IN ACCRUED FOREIGN WITHHOLDING TAXES ON NET CAPITAL
   GAINS.

AMOUNTS  DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

70-71

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIODS ENDED OCTOBER 31,

                                                          -------------------     ----------------     -----------------
                                                                GLOBAL             INTERNATIONAL           EMERGING
                                                                 FIXED                 FIXED                MARKETS
                                                                INCOME                INCOME                 DEBT
                                                                 FUND                  FUND                  FUND
                                                          -------------------     ----------------     -----------------
                                                            1997      1996         1997     1996        1997      1996
                                                          --------- ---------     -------  -------     -------   -------
OPERATIONS:
   Net investment income                                  $  6,274  $  8,155    $ 1,169    $ 1,593    $ 10,173  $  7,665
   Net realized gain (loss) from security and option
     transactions                                            2,051     3,388        267      1,093      24,233    10,414
   Net realized gain (loss) on forward foreign currency
     contracts and foreign currency transactions            (3,599)   (2,158)      (685)      (153)        157       (53)
   Net change in unrealized appreciation (depreciation) on
     forward foreign currency contracts, foreign
     currency, and translation of other assets and
     liabilities in foreign currency                         1,375      (391)       265       (203)        (49)       57
   Net change in unrealized appreciation
     (depreciation) on investments                          (2,915)      209       (643)      (354)    (28,717)    7,275
                                                          --------  --------    -------    -------    --------  --------
   Net increase (decrease) in net assets from operations     3,186     9,203        373      1,976       5,797    25,358
                                                          --------  --------    -------    -------    --------  --------
DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
   Institutional shares                                     (5,886)   (5,023)    (1,179)    (1,587)     (7,732)   (6,316)
   Service shares                                               --        --         --         --          --        --
NET REALIZED GAINS:
   Institutional shares                                     (3,253)     (946)    (1,069)      (283)     (9,044)       --
   Service shares                                               --        --         --         --          --        --
                                                          --------  --------    -------    -------    --------  --------
     Total Distributions                                    (9,139)   (5,969)    (2,248)    (1,870)    (16,776)   (6,316)
                                                          --------  --------    -------    -------    --------  --------
CAPITAL SHARE TRANSACTIONS (1):
INSTITUTIONAL SHARES:
   Proceeds from shares issued                               9,513    55,202     10,502      7,725     230,139    67,563
   Shares issued in lieu of cash distributions               8,013     5,007      2,079      1,681      16,515     6,316
   Cost of shares repurchased                              (69,310)  (52,863)    (3,924)   (15,960)   (150,664)  (74,928)
                                                          --------  --------    -------    -------    --------  --------
Increase (decrease) in net assets from
     Institutional share transactions                      (51,784)    7,346      8,657     (6,554)     95,990    (1,049)
                                                          --------  --------    -------    -------    --------  --------
SERVICE SHARES:
   Proceeds from shares issued                                  --        --         --         --         145        --
   Shares issued in lieu of cash distributions                  --        --         --         --          --        --
   Cost of shares repurchased                                   --        --         --         --          --        --
                                                          --------  --------    -------    -------    --------  --------
Increase (decrease) in net assets from
   service share transactions                                   --       --         --         --          145        --
                                                          --------  --------    -------    -------    --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS                              (51,784)    7,346      8,657     (6,554)     96,135    (1,049)
                                                          --------  --------    -------    -------    --------  --------
   Net increase (decrease) in net assets                   (57,737)   10,580      6,782     (6,448)     85,156    17,993
                                                          --------  --------    -------    -------    --------  --------
NET ASSETS:
     Beginning of period                                   149,917   139,337     21,155     27,603     102,431    84,438
                                                          --------  --------    -------    -------    --------  --------
     End of period                                        $ 92,180  $149,917    $27,937    $21,155    $187,587  $102,431
                                                          ========  ========    =======    =======    ========  ========
CAPITAL SHARE TRANSACTIONS:
   INSTITUTIONAL SHARES:
     Shares issued                                             907     5,070      1,061        719      18,219     5,922
     Shares issued in lieu of cash distributions               757       463        205        155       1,455       587
     Shares repurchased                                     (6,481)   (4,891)      (385)    (1,436)    (11,661)   (6,847)
                                                          --------  --------    -------    -------    --------  --------
     Increase (decrease) in capital shares
       from institutional share transactions                (4,817)      642        881       (562)      8,013      (338)
                                                          --------  --------    -------    -------    --------  --------
   SERVICE SHARES:
     Shares issued                                              --        --         --         --          11        --
     Shares issued in lieu of cash distributions                --        --         --         --          --        --
     Shares repurchased                                         --        --         --         --          --        --
                                                          --------  --------    -------    -------    --------  --------
   Increase (decrease) in capital shares from
     service share transactions                                 --        --         --         --          11        --
                                                          --------  --------    -------    -------    --------  --------
     Net increase (decrease) in capital shares              (4,817)      642        881       (562)      8,024      (338)
                                                          ========  ========    =======    =======    ========  ========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIODS ENDED OCTOBER 31,

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                      NET                       DISTRIBUTIONS
          NET ASSET       NET      REALIZED     DISTRIBUTIONS       FROM                                              RATIO OF
            VALUE     INVESTMENT      AND          FROM NET       REALIZED   NET ASSET                NET ASSETS      EXPENSES
          BEGINNING     INCOME/    UNREALIZED    INVESTMENT       CAPITAL    VALUE END    TOTAL         END OF       TO AVERAGE
          OF PERIOD     (LOSS)   GAINS (LOSSES)     INCOME          GAINS    OF PERIOD    RETURN     PERIOD (000)    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
--------------------
MUNICIPAL BOND FUND:
--------------------
 Institutional Shares
    1997    $10.99      $0.57        $ 0.22        $(0.57)         $(0.09)    $11.12     7.49%         $361,461         0.54%
    1996     10.86       0.60          0.13         (0.60)             --      10.99     6.90           252,152         0.55
    1995     10.37       0.61          0.49         (0.61)             --      10.86    10.90           221,058         0.54
    1994     11.36       0.60         (0.61)        (0.60)          (0.38)     10.37    (0.15)          165,677         0.54
    1993     10.56       0.67          0.84         (0.67)          (0.04)     11.36    14.68           148,022         0.55
    1992(1)  10.00       0.60          0.56         (0.60)             --      10.56    13.42            94,700         0.55
 Service Shares
    1997(2) $11.11      $0.14        $   --        $(0.14)         $   --     $11.11     1.22%(DAGGER) $    192         0.79%
------------------
FIXED INCOME FUND:
------------------
 Institutional Shares
    1997    $10.51      $0.68         $0.25        $(0.68)         $   --     $10.76     9.22%       $1,103,121         0.55%
    1996     10.62       0.68         (0.04)        (0.68)          (0.07)     10.51     6.27           758,003         0.55
    1995      9.93       0.70          0.69         (0.70)             --      10.62    14.53           494,221         0.54
    1994     10.95       0.64         (0.91)        (0.64)          (0.11)      9.93    (2.58)          239,556         0.54
    1993      9.92       0.64          1.03         (0.64)             --      10.95    17.28           147,917         0.55
    1992(3)  10.00       0.06         (0.08)        (0.06)             --       9.92    (1.61)           25,528         0.55
-------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-------------------------------
 Institutional Shares
    1997    $10.13      $0.52         $0.16        $(0.52)         $(0.01)    $10.28     6.93%          $19,950         0.53%
    1996     10.13       0.54          0.04         (0.54)          (0.04)     10.13     5.90             9,132         0.53
    1995(4)  10.00       0.30          0.13         (0.30)             --      10.13     4.39(DAGGER)     3,724         0.52
-----------------------------
SHORT-TERM FIXED INCOME FUND:
-----------------------------
 Institutional Shares
    1997    $10.00      $0.58        $ 0.06        $(0.58)         $   --     $10.06     6.61%          $17,083         0.53%
    1996     10.01       0.60         (0.01)        (0.60)             --      10.00     6.09             6,751         0.53
    1995(5)  10.00       0.37          0.01         (0.37)             --      10.01     3.82(DAGGER)     4,140         0.52
------------------------
SMALLER COMPANIES FUND:
------------------------
 Institutional Shares
    1997    $13.10     $(0.03)        $2.87        $   --          $(1.22)    $14.72    23.29%           $5,724         1.25%
    1996     10.55      (0.02)         2.61         (0.04)             --      13.10    24.58             4,115         1.25
    1995(6)  10.00       0.03          0.52            --              --      10.55     5.50(DAGGER)     2,638         1.25
 Service Shares
    1997(7) $13.77     $(0.03)        $0.97        $   --          $   --     $14.71     7.45%(DAGGER) $      6         1.50%
--------------
MICROCAP FUND:
--------------
 Institutional Shares
    1997(8) $10.00     $(0.04)        $2.66        $   --          $   --     $12.62    26.20%(DAGGER)   $3,276         1.63%
 Service Shares
    1997(9) $12.12     $(0.02)        $0.52        $   --          $   --     $12.62     3.87%(DAGGER) $     10         1.74%
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------
 Institutional Shares
    1997    $11.88      $0.16         $0.28        $(0.15)         $(0.55)    $11.62     3.78%           $4,954         0.90%
    1996     10.95       0.11          1.25         (0.43)             --      11.88    12.70             3,423         0.90
    1995(10) 10.00       0.08          0.87            --              --      10.95     9.50(DAGGER)     2,738         0.90

                                                           RATIO OF
                                          RATIO OF      NET INVESTMENT
                          RATIO OF        EXPENSES      INCOME/(LOSS)
                             NET         TO AVERAGE      TO AVERAGE
                         INVESTMENT      NET ASSETS       NET ASSETS
                        INCOME/(LOSS)   (EXCLUDING       (EXCLUDING       PORTFOLIO      AVERAGE
                         TO AVERAGE       EXPENSE          EXPENSE         TURNOVER    COMMISSION
                         NET ASSETS     LIMITATIONS)     LIMITATIONS)        RATE          RATE*
-------------------------------------------------------------------------------------------------
--------------------
MUNICIPAL BOND FUND:
--------------------
 Institutional Shares
    1997                    5.19%           0.61%            5.12%            67%           N/A
    1996                    5.50            0.61             5.44             66             --
    1995                    5.75            0.62             5.67             63             --
    1994                    5.60            0.67             5.47             94             --
    1993                    5.94            0.75             5.74            160             --
    1992(1)                 6.31            0.79             6.07            143             --
 Service Shares
    1997(2)                 4.95%           0.85%            4.89%            67%           N/A
------------------
FIXED INCOME FUND:
------------------
 Institutional Shares
    1997                    6.50%           0.60%            6.45%           178%           N/A
    1996                    6.52            0.61             6.46            176             --
    1995                    6.81            0.63             6.72            182             --
    1994                    6.22            0.66             6.10            251             --
    1993                    6.01            0.72             5.84            196             --
    1992(3)                 5.24            1.66             4.13            148             --
-------------------------------
SHORT-TERM MUNICIPAL BOND FUND:
-------------------------------
 Institutional Shares
    1997                    5.14%           1.02%            4.65%            95%           N/A
    1996                    5.34            1.58             4.29            129             --
    1995(4)                 4.60            2.16             2.96             62             --
-----------------------------
SHORT-TERM FIXED INCOME FUND:
-----------------------------
 Institutional Shares
    1997                    5.77%           1.09%            5.21%           186%           N/A
    1996                    6.00            1.29             5.24            124             --
    1995(5)                 5.86            2.84             3.54             90             --
-----------------------
SMALLER COMPANIES FUND:
-----------------------
 Institutional Shares
    1997                   (0.29)%          2.63%           (1.67)%          122%       $0.0552
    1996                   (0.23)           2.55            (1.53)           141         0.0560
    1995(6)                 0.94            2.28            (0.09)            23             --
 Service Shares
    1997(7                 (0.77)%          2.79%           (2.06)%          122%       $0.0552
--------------
MICROCAP FUND:
--------------
 Institutional Shares
    1997(8)                (0.49)%          3.39%           (2.25)%          272%       $0.0634
 Service Shares
    1997(9)                (1.15)%          3.52%           (2.93)%          272%       $0.0634
--------------------------
INTERNATIONAL EQUITY FUND:
--------------------------
 Institutional Shares
    1997                    0.97%           2.79%           (0.92)%           55%       $0.0325
    1996                    0.72            3.59            (1.97)            39         0.0221
    1995(10)                1.55            2.73            (0.28)            19             --

(DAGGER) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/13/91. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) MUNICIPAL BOND FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/31/97 ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/18/92. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) SHORT-TERM MUNICIPAL BOND FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/6/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) SHORT-TERM FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/13/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(6) SMALLER COMPANIES FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 6/30/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(7) SMALLER COMPANIES FUND SERVICE SHARES COMMENCED OPERATIONS ON 7/14/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(8) MICROCAP FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 12/18/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(9)  MICROCAP FUND SERVICE SHARES COMMENCED OPERATIONS ON 8/22/97. ALL
     RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(10) INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 5/15/95. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
* AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER 9/ 1/95.
    AMOUNTS  DESIGNATED  AS "--" ARE  EITHER $0 OR HAVE BEEN  ROUNDED TO $0.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- FOR THE YEARS/PERIODS ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                                      NET                       DISTRIBUTIONS
          NET ASSET       NET      REALIZED     DISTRIBUTIONS       FROM                                                RATIO OF
            VALUE     INVESTMENT      AND          FROM NET       REALIZED   NET ASSET                  NET ASSETS      EXPENSES
          BEGINNING     INCOME/    UNREALIZED    INVESTMENT       CAPITAL    VALUE END    TOTAL           END OF       TO AVERAGE
          OF PERIOD     (LOSS)   GAINS (LOSSES)     INCOME          GAINS    OF PERIOD    RETURN       PERIOD (000)    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
----------------------
EUROPEAN EQUITY FUND:
----------------------
 Institutional Shares
    1997    $10.60      $0.25        $2.11         $(0.03)        $(0.12)     $12.81     22.48%          $39,330          0.90%
    1996(1)  10.00         --         0.60             --             --       10.60      6.00(DAGGER)    17,902          0.90
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------
 Institutional Shares
    1997    $ 9.96      $0.10       $(1.12)        $(0.13)        $   --      $ 8.81    (10.40)%         $53,395          1.25%
    1996      9.40       0.03         0.57          (0.04)            --        9.96      6.43           106,709          1.25
    1995     10.35       0.03        (0.72)         (0.04)         (0.22)       9.40     (6.67)           90,917          1.25
    1994(2)  10.00       0.02         0.33             --             --       10.35      3.50(DAGGER)    68,798          1.25
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------
 Institutional Shares
    1997    $12.54      $0.04       $(0.22)        $(0.18)        $(0.38)     $11.80     (1.47)%          $9,641          1.25%
    1996     11.55       0.12         1.03          (0.12)         (0.04)      12.54     10.06             9,856          1.25
    1995(3)  10.00       0.12         1.44          (0.01)            --       11.55     15.66(DAGGER)     9,336          1.25
------------------------------
EMERGING MARKETS EQUITY FUND:
------------------------------
 Institutional Shares
    1997    $ 8.80     $(0.03)      $(0.85)        $(0.01)        $(0.22)     $ 7.69    (10.31)%         $94,101          1.25%
    1996      8.11       0.06         0.75          (0.03)         (0.09)       8.80     10.02            88,279          1.25
    1995     11.00       0.04        (2.29)         (0.02)         (0.62)       8.11    (21.00)           93,288          1.25
    1994(4)  10.00      (0.01)        1.01             --             --       11.00     10.00(DAGGER)    56,892          1.36
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------
 Institutional Shares
    1997    $11.26      $0.35        $0.01         $(0.50)        $(0.28)     $10.84      3.34%          $92,180          0.65%
    1996     10.99       0.59         0.12          (0.37)         (0.07)      11.26      6.60           149,917          0.75
    1995      9.85       0.35         0.99          (0.20)            --       10.99     13.88           139,337          0.78
    1994(5)  10.00       0.25        (0.40)            --             --        9.85     (1.50)(DAGGER)   53,915          0.85
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------
 Institutional Shares
    1997    $11.30      $0.20      $ (0.11)        $(0.64)        $(0.59)     $10.16      0.82%          $27,937          0.65%
    1996     11.34       0.86        (0.12)         (0.66)         (0.12)      11.30      6.82            21,155          0.75
    1995      9.94       0.42         1.03          (0.05)            --       11.34     14.66            27,603          0.78
    1994(6)  10.00       0.29        (0.35)            --             --        9.94     (0.60)(DAGGER)   15,238          0.85
---------------------------
EMERGING MARKETS DEBT FUND:
---------------------------
 Institutional Shares
    1997    $13.36      $1.05       $ 0.40         $(1.32)        $(1.54)     $11.95     12.03%         $187,455          1.32%
    1996     10.55       1.21         2.60          (1.00)            --       13.36     38.42           102,431          1.50
    1995     10.19       0.65        (0.17)         (0.11)         (0.01)      10.55      4.85            84,438          1.79
    1994(7)  10.00       0.13         0.06             --             --       10.19      1.90(DAGGER)    16,248          1.90
 Service Shares
    1997(8) $13.61      $0.03       $(1.69)        $   --         $   --      $11.95    (12.20)%(DAGGER)$    132          1.50%

                                               RATIO OF
                              RATIO OF      NET INVESTMENT
              RATIO OF        EXPENSES      INCOME/(LOSS)
                 NET         TO AVERAGE      TO AVERAGE
             INVESTMENT      NET ASSETS       NET ASSETS
            INCOME/(LOSS)   (EXCLUDING       (EXCLUDING       PORTFOLIO      AVERAGE
             TO AVERAGE       EXPENSE          EXPENSE         TURNOVER    COMMISSION
             NET ASSETS     LIMITATIONS)     LIMITATIONS)        RATE          RATE*
------------------------------------------------------------------------------------
---------------------
EUROPEAN EQUITY FUND:
---------------------
 Institutional Shares
    1997        1.71%           1.17%             1.44%            45%       $0.0381
    1996(1)    (0.41)           1.40             (0.91)             5         0.0324
------------------------------------
INTERNATIONAL SMALL CAP EQUITY FUND:
------------------------------------
 Institutional Shares
    1997        0.16%           1.37%             0.04%            59%       $0.0074
    1996        0.35            1.38              0.22             47         0.0170
    1995        0.41            1.48              0.18             62             --
    1994(2)     0.34            1.67             (0.08)            41             --
-------------------------------
EUROPEAN SMALL CAP EQUITY FUND:
-------------------------------
 Institutional Shares
    1997        0.58%           2.12%            (0.29)%           44%       $0.0656
    1996        0.96            2.50             (0.29)            49         0.0327
    1995(3)     1.25            2.24              0.26             34             --
-----------------------------
EMERGING MARKETS EQUITY FUND:
-----------------------------
 Institutional Shares
    1997        0.68%           1.44%             0.49%            94%       $0.0006
    1996        0.63            1.52              0.36             69         0.0003
    1995        0.44            1.55              0.14             49             --
    1994(4)    (0.12)           1.79             (0.55)            45             --
-------------------------
GLOBAL FIXED INCOME FUND:
-------------------------
 Institutional Shares
    1997        5.30%           0.77%             5.18%           179%           N/A
    1996        5.39            0.79              5.35            223             --
    1995        5.61            0.87              5.52            147             --
    1994(5)     5.71            1.28              5.28            173             --
--------------------------------
INTERNATIONAL FIXED INCOME FUND:
--------------------------------
 Institutional Shares
    1997        5.00%           1.06%             4.59%           174%           N/A
    1996        5.41            1.03              5.13            235             --
    1995        5.51            1.15              5.14            187             --
    1994(6)     5.66            1.42              5.09            130             --
---------------------------
EMERGING MARKETS DEBT FUND:
---------------------------
 Institutional Shares
    1997        7.15%           1.47%             7.00%           472%           N/A
    1996       10.15            1.92              9.73            227             --
    1995       10.97            2.05             10.71            266             --
    1994(7)     7.04            2.60              6.34             52             --
 Service Shares
    1997(8)    18.65%           1.71%            18.44%           472%           N/A

(DAGGER)RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(1) EUROPEAN EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/3/96. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(2) INTERNATIONAL SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/3/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(3) EUROPEAN SMALL CAP EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 11/1/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(4) EMERGING MARKETS EQUITY FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 2/2/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(5) GLOBAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 1/3/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(6) INTERNATIONAL FIXED INCOME FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 3/15/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(7) EMERGING MARKETS DEBT FUND INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 8/4/94. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
(8) EMERGING MARKETS DEBT FUND SERVICE SHARES COMMENCED OPERATIONS ON 10/23/97. ALL RATIOS FOR THE PERIOD HAVE BEEN ANNUALIZED.
* AVERAGE COMMISSION RATE PAID PER SHARE FOR SECURITY PURCHASES AND SALES DURING THE PERIOD. PRESENTATION OF THE RATE IS ONLY REQUIRED FOR FISCAL YEARS BEGINNING AFTER 9/1/95.
AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

74

NOTES TO FINANCIAL STATEMENTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

1. ORGANIZATION
Morgan Grenfell Investment Trust (the "Trust") was organized as a Delaware business trust on September 13, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of eighteen investment portfolios: Morgan Grenfell Municipal Bond Fund, Morgan Grenfell Fixed Income Fund, Morgan Grenfell Short-Term Municipal Bond Fund, Morgan Grenfell Short-Term Fixed Income Fund, Morgan Grenfell Large Cap Growth Fund, Morgan Grenfell Smaller Companies Fund and Morgan Grenfell Microcap Fund (collectively the "Domestic Funds"); Morgan Grenfell International Equity Fund, Morgan Grenfell European Equity Fund, Morgan Grenfell Global Equity Fund, Morgan Grenfell Pacific Basin Equity Fund, Morgan Grenfell International Small Cap Equity Fund, Morgan Grenfell European Small Cap Equity Fund, Morgan Grenfell Japanese Small Cap Equity Fund, Morgan Grenfell Emerging Markets Equity Fund, Morgan Grenfell Global Fixed Income Fund, Morgan Grenfell International Fixed Income Fund and Morgan Grenfell Emerging Markets Debt Fund (collectively the "International Funds"). The Domestic Funds and International Funds are hereafter referred to collectively as the "Funds". At October 31, 1997, the Large Cap Growth Fund, Global Equity Fund, Pacific Basin Equity Fund and Japanese Small Cap Equity Fund had not yet commenced operations. The Funds' prospectuses provide a description of each Fund's investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires Trust management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds.
     SECURITY VALUATION--Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Certain debt and fixed income investments owned by the Funds are valued at prices supplied by independent pricing agents selected by Morgan Grenfell Capital Management, Inc. and Morgan Grenfell Investment Services Limited (the "Advisors"), which prices reflect broker-dealer supplied valuations. Short-term investments are valued at amortized cost which approximates market value. Other securities for which market quotations are not readily available or securities whose market quotations do not, in the opinion of the applicable Advisor, reflect market value are valued at fair value using methods determined in good faith by the valuation committee of the Board of Trustees.
     INCOME TAXES--It is the intention of each Fund to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is considered necessary.
     The International Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Funds accrue such taxes when the related income is earned.
     NET ASSET VALUE PER SHARE--The net asset value per share is calculated on a daily basis by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of the Fund.
     CLASSES--Class-specific expenses, such as service plan fees, are borne by that class. Income, expenses and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

================================================================================
MORGAN GRENFELL  INVESTMENT TRUST -- OCTOBER 31, 1997

         REPURCHASE AGREEMENTS--Securities pledged as collateral for repurchase agreements are held by the custodian banks until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Trust require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty.
     The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker's custodian bank until maturity of the repurchase agreement. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default.
     If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     FOREIGN CURRENCY TRANSLATION--The books and records of the International Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and
(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     The International Funds do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. The International Funds do isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations pursuant to the Federal income tax regulations. Such amounts are categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.
     The International Funds report gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for Federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS--The International Funds enter into forward foreign currency contracts as hedges against portfolio positions as well as for non-hedging purposes. The aggregate principal amounts of the contracts are not recorded as the Funds do not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. The Funds realize gains or losses at the time forward contracts are extinguished, except that gains or losses on certain open contracts are required to be recognized for U.S. Federal income tax purposes at the close of the Fund's taxable year and are generally treated as ordinary income or loss for such purposes.
     FOREIGN CURRENCY OPTIONS--The premium paid by a Fund for the purchase of an option is included in the Fund's Statement of Net Assets as an investment and subsequently marked to market to reflect the current market value of the option. For an option held by a Fund on the stipulated expiration date, the Fund realizes a loss. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the purchased option. If the Fund exercises a purchased put option, it realizes a gain or loss from the sale of the underlying investment and proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the underlying investment which the Fund purchases upon exercise will be increased by the premium originally paid. Certain foreign currency options may be required to be marked-to-market for Federal income tax purposes at the close of a Fund's taxable year, giving rise to a gain or loss that may, depending upon whether certain elections are made, be capital or ordinary in character.

================================================================================
MORGAN  GRENFELL  INVESTMENT TRUST -- OCTOBER 31, 1996

     DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital in the period that the difference arises.
     Accordingly, the following permanent differences primarily attributable to realized foreign exchange gains and losses, have been reclassified from accumulated net realized gain (loss) on foreign currency transactions to undistributed net investment income:
                                                    (000)
                                                    -----
     International Equity Fund                   $    16
     European Equity Fund                            213
     International Small Cap Equity Fund             427
     European Small Cap Equity Fund                  (23)
     Emerging Markets Equity Fund                 (1,113)
     Global Fixed Income Fund                     (3,599)
     International Fixed Income Fund                (685)
     Emerging Markets Debt Fund                      157

     These reclassifications have no effect on net asset value per share.
     EXPENSES--Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net assets. Morgan Grenfell Capital Management, Inc. absorbed all expenses of organizing the Trust.
     OTHER--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining net realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of original issue discounts and purchase premiums during the respective holding period. Original issue discounts and purchase premiums on securities held by the Funds are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date and interest income is recognized using the accrual method.

3. ADMINISTRATION, INVESTMENT ADVISORY, DISTRIBUTION AND SERVICE AGREEMENTS
     The Trust has entered into an administration agreement with SEI Financial Management Corporation (the "Administrator"), pursuant to which the Administrator receives an annual fee based on the aggregate average daily net assets of all the Funds as follows: 0.12% up to $1 billion; 0.08% from $1 billion to $1.5 billion; 0.06% from $1.5 billion to $2.5 billion; and 0.04% in excess of $2.5 billion. Each Fund pays the Administrator a minimum annual fee of $60,000 (after a one-year phase in period).
     The Administrator generally assists in all matters relating to the administration of the Funds, including the coordination and monitoring of any third parties furnishing services to the Funds, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions.
     Under advisory agreements with the Trust, Morgan Grenfell Capital Management, Inc. serves as the Advisor for the Domestic Funds and Morgan Grenfell Investment Services Limited serves as the Advisor for the International Funds (collectively referred to as "Advisors"). For these services, the Advisors are entitled to a monthly fee at an annual rate of each Fund's average daily net assets as follows:

    Municipal Bond Fund                            0.40%
    Fixed Income Fund                              0.40%
    Short-Term Municipal Bond Fund                 0.40%
    Short-Term Fixed Income Fund                   0.40%
    Smaller Companies Fund                         1.00%
    Microcap Fund                                  1.50%
    International Equity Fund                      0.70%
    European Equity Fund                           0.70%
    International Small Cap Equity Fund            1.00%

NOTES TO FINANCIAL STATEMENTS
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

    European Small Cap Equity Fund                 1.00%
    Emerging Markets Equity Fund                   1.00%
    Global Fixed Income Fund                       0.50%
    International Fixed Income Fund                0.50%
    Emerging Markets Debt Fund                     1.00%(1)

(1) 1.50% PRIOR TO MARCH 1, 1997.

     The Advisors have voluntarily agreed to reduce their advisory fees and/or reimburse each Fund to the extent necessary to limit the Fund's operating expenses to a specified percentage of its average net assets as follows:

                                      Institutional       Service
                                          Shares           Shares
                                      -------------       --------
    Municipal Bond Fund                    0.55%           0.80%
    Fixed Income Fund                      0.55%           0.80%
    Short-Term Municipal Bond Fund         0.55%           0.80%
    Short-Term Fixed Income Fund           0.55%           0.80%
    Smaller Companies Fund                 1.25%           1.50%
    Microcap Fund                          1.49%(1)        1.74%
    International Equity Fund              0.90%           1.15%
    European Equity Fund                   0.90%           1.15%
    International Small Cap Equity Fund    1.25%           1.50%
    European Small Cap Equity Fund         1.25%           1.50%
    Emerging Markets Equity Fund           1.25%           1.50%
    Global Fixed Income Fund               0.65%           0.90%
    International Fixed Income Fund        0.65%           0.90%
    Emerging Markets Debt Fund             1.25%(2)        1.50%

(1) 1.75% PRIOR TO JULY 1, 1997.
(2) 1.50% PRIOR TO MARCH 1, 1997.

     Certain officers and/or Trustees of the Trust are affiliated with the Administrator or Advisors.
     SEI Investments Distribution Co.(the "Distributor", formerly SEI Financial Serivces Company) serves as the distributor of shares of the Funds pursuant to a distribution agreement with the Trust and assists in the sale of shares of the Funds. The Advisors, and not the Trust, are responsible for payment of any expenses or fees incurred in the marketing and distribution of shares of the Trust.
     The Trust, on behalf of each Fund, has adopted a service plan pursuant to which each Fund that offers Service Shares pays service fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to Service Shares. Servicing plan fees are payable to Service Organizations that have agreements with the Trust, and are intended to compensate Service Organizations for providing personal services and/or account maintenance services to their customers who invest in Service Shares.
     During the period ended October 31, 1997, certain portfolios of the Trust purchased securities from and sold securities to other portfolios of the Trust or other accounts managed by the Advisors at market value.

4. FORWARD FOREIGN CURRENCY CONTRACTS
The International Funds enter into forward foreign currency contracts for hedging against portfolio positions denominated in foreign currencies as well as for non-hedging purposes. Such contracts, which protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities. They simply establish an exchange rate at a future date. Also, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase.

The following forward foreign currency contracts were outstanding at October 31, 1997:

================================================================================

                                                      UNREALIZED
                      CURRENCY TO            IN      APPRECIATION
    MATURITY           (DELIVER)/         EXCHANGE  (DEPRECIATION)
      DATE              RECEIVE             FOR         (000)
---------------     ---------------     ----------- --------------
INTERNATIONAL EQUITY
--------------------
FOREIGN CURRENCY SALES:
11/04/97-11/13/97 JY    (36,566,895)    $   314,883   $    11
                                                      -------
                                                      $    11
                                                      =======
EUROPEAN EQUITY
---------------
FOREIGN CURRENCY PURCHASES:
11/03/97          UK        166,681     $   278,858   $     1
                                                      -------
                                                      $     1
                                                      =======
INTERNATIONAL SMALL CAP
-----------------------
FOREIGN CURRENCY SALES:
11/03/97          UK       (144,442)    $  (240,352)  $    (2)
                                                      -------
                                                      $    (2)
                                                      -------
FOREIGN CURRENCY PURCHASES:
11/03/97          CH        345,429     $   246,207   $     1
                                                      -------
                                                      $    (1)
                                                      -------
EUROPEAN SMALL CAP EQUITY
-------------------------
FOREIGN CURRENCY PURCHASES:
11/03/97          CH        107,335     $    76,504   $    --
                                                      -------
                                                      $    --
                                                      =======
EMERGING MARKETS EQUITY
-----------------------
FOREIGN CURRENCY SALES:
11/03/97          PP       (433,088)    $   (11,865)  $    (1)
11/03/97          ZA        (54,120)        (11,045)       --
                                                      -------
                                                      $    (1)
                                                      =======
FOREIGN CURRENCY PURCHASES:
11/03/97          MR        399,935     $   116,940   $     3
                                                      -------
                                                      $     2
                                                      =======
GLOBAL FIXED INCOME
-------------------
FOREIGN CURRENCY SALES:
12/18/97          AD     (7,900,000)    $(5,678,520)  $   120
01/20/97          CA    (15,900,000)    (11,585,567)      260
12/18/97-02/19/98 DM    (31,550,000)    (17,543,818)     (856)
12/18/97-01/20/98 DK    (60,200,000)     (8,967,494)     (261)
12/18/97-02/19/98 ES (1,073,600,000)     (7,052,746)     (335)
11/18/97-02/19/98 IL(15,410,000,000)     (8,880,113)     (223)
11/18/97-02/19/98 JY (1,915,000,000)    (16,165,642)      108
12/18/97          SK    (41,200,000)     (5,401,862)     (115)
11/18/97-01/20/98 UK     (8,950,000)    (14,296,580)     (589)
                                                      -------
                                                      $(1,891)
                                                      -------

FOREIGN CURRENCY PURCHASES:
1/20/98-02/19/98  AD      1,800,000     $ 1,270,890   $    (2)
02/19/98          CA      2,400,000       1,725,998       (14)
11/18/97-02/19/98 DM     44,500,000      25,210,595       756
02/19/98          DK     12,000,000       1,799,262        43
12/18/97-01/20/98 ES  1,630,000,000      10,664,868       553
11/18/97-01/20/98 IL 22,890,000,000      12,952,808       570
11/4/97-02/19/98  JY  2,530,100,000      21,292,375       (47)
12/18/97          SK     41,200,000       5,466,163        50
12/18/97-01/20/98 UK      8,950,000      14,380,320       476
                                                      -------
                                                        2,385
                                                      -------
                                                      $   494
                                                      =======

                                                      UNREALIZED
                      CURRENCY TO            IN      APPRECIATION
    MATURITY           (DELIVER)/         EXCHANGE  (DEPRECIATION)
      DATE              RECEIVE             FOR         (000)
---------------     ---------------     ----------- --------------
INTERNATIONAL FIXED INCOME
--------------------------
FOREIGN CURRENCY SALES:
12/18/97-01/20/98 AD     (1,850,000)    $(1,330,968)  $    29
11/18/97-02/19/98 CA     (6,950,000)     (5,028,252)       77
12/18/97-01/20/98 DM     (9,190,000)     (5,149,154)     (212)
12/18/97-01/20/98 DK    (19,400,000)     (2,880,313)      (93)
12/18/97          ES   (210,000,000)     (1,376,553)      (68)
01/20/98          IL (4,410,000,000)     (2,543,364)      (61)
11/18/97-02/19/98 JY   (444,000,000)     (3,757,801)       37
12/18/97-01/20/98 SK    (10,350,000)     (1,358,969)      (27)
11/18/97-01/20/98 UK     (2,150,000)     (3,434,700)     (140)
                                                      -------
                                                      $  (458)
                                                      -------

FOREIGN CURRENCY PURCHASES:
11/18/97-02/19/98 DM     13,900,000       7,920,443   $   192
11/18/97-02/19/98 DK      4,650,000         672,536        39
12/18/97-01/20/98 ES    455,000,000       3,012,160       120
11/18/97-02/19/98 IL  5,395,000,000       3,056,849       130
11/18/97-02/19/98 JY    711,380,000       6,002,660       (29)
12/18/97-01/20/98 SK     10,350,000       1,373,750        12
12/18/97-01/20/98 UK      2,150,000       3,456,232       111
                                                      -------
                                                      $   575
                                                      -------
EMERGING MARKETS DEBT
---------------------
FOREIGN CURRENCY PURCHASES:
11/03/97          ZA         19,568          $4,068   $    --
                                                      -------
                                                      $    (1)
                                                      =======

                                                      $   117
                                                      =======
CURRENCY LEGEND
---------------
AD    Australian Dollar      JY  Japanese Yen
CA    Canadian Dollar        MR  Malaysian Ringgit
CH    Swiss Franc            PP  Phillipine Peso
DM    German Mark            SK  Swedish Krona
DK    Danish Kroner          UK  British Pound Sterling
ES    Spanish Peseta         ZA  South African Rand
IL    Italian Lira

5. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the year ended October 31, 1997, were as follows:

NOTES TO FINANCIAL STATEMENTS (Concluded)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

                                   PURCHASES    SALES
                                     (000)      (000)
                                  ----------   --------
Municipal Bond Fund                 $272,899   $170,012
Fixed Income Fund                    811,569    438,991
Short-Term Municipal Bond Fund        16,984      8,723
Short-Term Fixed Income Fund           9,389      5,732
Smaller Companies Fund                 6,056      5,215
Microcap Fund                          5,491      2,794
International Equity Fund              3,806      2,481
European Equity Fund                  27,724     13,271
International Small Cap Equity Fund   50,524     95,819
European Small Cap Equity Fund         4,588      4,271
Emerging Markets Equity Fund         104,894     89,908
Global Fixed Income Fund             169,088    203,046
International Fixed Income Fund      673,136    614,925
Emerging Markets Debt Fund            45,602     37,843

      The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities during the year ended October 31, 1997, were as follows:

                                   PURCHASES    SALES
                                     (000)      (000)
                                   ---------   --------
Municipal Bond Fund                $  16,356   $ 16,285
Fixed Income Fund                    908,023    970,707
Short-Term Municipal Bond Fund         1,501      1,500
Short-Term Fixed Income Fund           7,507      4,884
International Fixed Income Fund          495         --

     For Federal income tax purposes, the cost of securities owned at October 31, 1997 and the net realized gains or losses on securities sold for the period then ended was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at October 31, 1997 for each Fund is as follows:
                                                          NET
                                                      UNREALIZED
                         APPRECIATED   DEPRECIATED   APPRECIATION/
                         SECURITIES     SECURITIES  (DEPRECIATION)
                            (000)          (000)        (000)
                         ----------   -------------  -------------
Municipal Bond Fund       $11,251         $  (184)      $11,067
Fixed Income Fund          29,283          (1,204)       28,079
Short-Term Municipal
   Bond Fund                  289              (7)          282
Short-Term Fixed Income Fund  119              (7)          112
Smaller Companies Fund      1,124            (277)          847
Microcap Fund                 519            (115)          404
International Equity Fund     664            (414)          250
European Equity Fund        6,619            (642)        5,977
International Small Cap
   Equity Fund              6,429          (4,589)        1,840
European Small Cap
   Equity Fund              1,988            (513)        1,475
Emerging Markets
   Equity Fund              8,035*        (18,862)     (10,827)
Global Fixed Income Fund    2,922          (1,016)       1,906
International Fixed
   Income Fund                548            (318)         230
Emerging Markets
   Debt Fund                   79         (21,644)     (21,565)

* NET OF $59(000) ACCRUED FOREIGN WITHHOLDING TAXES.

At October 31, 1997 the following Funds had available realized capital losses to offset future net capital gains:

                                                      EXPIRATION
                                         (000)           DATE
                                      ----------     ------------
Short-Term Municipal Bond Fund          $    9        10/31/2005
Short-Term Fixed Income Fund                11        10/31/2004
International Small Cap Equity Fund      6,862     10/31/2004-2005
European Small Cap Equity Fund              84        10/31/2005

6. LOAN PARTICIPATIONS/ASSIGNMENTS
The Emerging Markets Debt Fund (the "Fund") invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the

================================================================================

Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

7. CONCENTRATION OF RISKS
The Municipal Bond Fund and Short-Term Municipal Bond Fund invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures. Although the Municipal Bond Fund and Short-Term Municipal Bond Fund maintain diversified portfolios, the municipal bond issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
     The Fixed Income Fund and Short-Term Fixed Income Fund invest primarily in fixed income securities, the market value of which may change in response to interest rate changes. Although the Fixed Income Fund and Short-Term Fixed Income Fund maintain diversified portfolios, the ability of the issuers of the Fund's portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry or region.
     Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Global Fixed Income Fund, International Fixed Income Fund and Emerging Markets Debt Fund invest in debt securities, the market value of which may change in response to interest rate changes. Also, the ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry, or region.

8. REVOLVING CREDIT AGREEMENT
During the period ended October 31, 1997, each of the Funds of the Trust other than the Municipal Bond Fund and the Fixed Income Fund entered into a Revolving Credit Agreement (the "Agreement"), as amended, payable on demand, with The Northern Trust Company (the "Lender" and the custodian for the Funds which are parties to the Agreement). The maximum aggregate credit available to all the participating Funds under the Agreement is $50,000,000. Interest payments on borrowings are payable by the borrowing Funds on a monthly basis at the federal funds rate plus 0.50% per annum. The participating Funds are also subject to a commitment fee of 0.10% per annum of the unused portion of the maximum aggregate credit available under the Agreement. During the period ended October 31, 1997, the participating Funds incurred approximately $17,600 in commitment fees under the agreement which has been allocated to each participating Fund based on their relative net assets during the period. During the period ended October 31, 1997, only the Emerging Markets Equity Fund borrowed under the Agreement with maximum borrowings of $13,250,000 during the period from June 11, 1997 through July 16, 1997. Emerging Markets Equity Fund paid $24,496 in interest at a weighted average rate of 6.00%. At October 31, 1997, there were no borrowings outstanding under the Agreement.

NOTES TO FINANCIAL STATEMENTS (Concluded)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

9. SALE OF CERTAIN INVESTMENTS IN UNLISTED SECURITIES

On September 17, 1996, the International Small Cap Equity Fund and the European Small Cap Equity Fund sold certain investments in unlisted securities to Deutsche Bank AG, an indirect parent of the Advisors, at their value as of August 30, 1996. Deutsche Bank had also agreed to indemnify each of the Funds for any related loss, plus reasonable interest, if it was subsequently determined based upon findings by independent third parties that there were irregularities in the purchase of the securities or if the August 30, 1996 valuation of the securities was found to be inadequate.
   Although there were no findings by the appointed independent third parties that there were irregularities in the purchase of the securities or that the August 30, 1996 valuation of the securities was inadequate, Deutsche Bank subsequently and voluntarily agreed to pay approximately $280,000 and $450,000 directly to the shareholders of International Small Cap Equity Fund and European Small Cap Equity Fund, respectively, who owned shares of the Funds at the time the Funds were invested in the unlisted securities.

REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
Morgan Grenfell Investment Trust

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Municipal Bond Fund, Short-Term Fixed Income Fund, Smaller Companies Fund, Microcap Fund, International Equity Fund, European Equity Fund, International Small Cap Equity Fund, European Small Cap Equity Fund, Emerging Markets Equity Fund, Global Fixed Income Fund, International Fixed Income Fund, and Emerging Markets Debt Fund series of Morgan Grenfell Investment Trust (the "Trust") at October 31, 1997, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, and the financial position of the Municipal Bond Fund and Fixed Income Fund series of the Trust at October 31, 1997, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial highlights for the years ended October 31, 1994 and October 31, 1993 and the period ended October 31, 1992 of the Municipal Bond Fund and Fixed Income Fund were audited by other independent accountants whose report dated December 14, 1994 expressed an unqualified opinion on those financial highlights.




PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036
December 12, 1997

NOTICE TO SHAREHOLDERS (Unaudited)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 1997 CALENDAR YEAR AFTER YEAR END.

Dear Morgan Grenfell Shareholders:

     For the fiscal year ended October 31, 1997, each portfolio is hereby designating long-term capital gains, qualifying dividends and exempt income with regard to distributions paid during the year as follows:

                                           (A)                 (B)
                                     LONG TERM            ORDINARY                 (C)                          (E)           (F)
                                 CAPITAL GAINS              INCOME               TOTAL              (D)         TAX       FOREIGN
                                 DISTRIBUTIONS       DISTRIBUTIONS       DISTRIBUTIONS       QUALIFYING      EXEMPT           TAX
FUND                       (TAX BASIS)(DAGGER) (TAX BASIS)(DAGGER) (TAX BASIS)(DAGGER)    DIVIDENDS (1)    INTEREST    CREDIT (2)
----                       ------------------- ------------------- -------------------    -------------    --------    ----------
Municipal Bond Fund                     12.18%              87.82%              100.0%            0.00%      98.99%         0.00%
Fixed Income Fund                        0.00%             100.00%              100.0%            0.00%       0.00%         0.00%
Short-Term Municipal Bond Fund           0.05%              99.95%              100.0%            0.00%      97.72%         0.00%
Short-Term Fixed Income Fund             0.00%             100.00%              100.0%            0.00%       0.00%         0.00%
Smaller Companies Fund                   0.47%              99.53%              100.0%           92.31%       0.00%         0.00%
Microcap Fund                            0.00%               0.00%              100.0%           66.67%       0.00%         0.00%
International Equity Fund               63.07%              36.93%              100.0%            0.00%       0.00%         7.79%
European Equity Fund                    77.63%              22.37%              100.0%            0.00%       0.00%         8.45%
International Small Cap Equity Fund      0.00%             100.00%              100.0%            0.00%       0.00%        18.80%
European Small Cap Equity Fund          67.14%              32.86%              100.0%            0.00%       0.00%        21.05%
Emerging Markets Equity Fund            24.26%              75.74%              100.0%            0.00%       0.00%         6.52%
Global Fixed Income Fund                14.48%              85.52%              100.0%            0.00%       0.00%         0.00%
International Fixed Income Fund         13.29%              86.71%              100.0%            0.00%       0.00%         0.00%
Emerging Markets Debt Fund               0.00%             100.00%              100.0%            0.00%       0.00%         0.00%

-------------------
(DAGGER)AS DETERMINED FOR FEDERAL TAX PURPOSES.
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
(2) SEE ATTACHED NOTICE WHICH DETAILS THE PER SHARE AMOUNT OF FOREIGN TAXES PAID BY COUNTRY AND THE PER SHARE AMOUNT OF EACH DIVIDEND THAT REPRESENTS INCOME DERIVED FROM SOURCES WITHIN EACH COUNTRY.
*       ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE FUND'S TOTAL
        DISTRIBUTIONS.
** ITEMS (D), (E) AND (F) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS OF THE FUND.

        PLEASE CONSULT YOUR TAX ADVISER FOR PROPER TREATMENT OF THIS
        INFORMATION.

================================================================================

TAXPAYERS FILING ON A CALENDAR YEAR BASIS WILL RECEIVE TAX INFORMATION FOR THE 1997 CALENDAR YEAR AFTER YEAR END.

The Morgan Grenfell International Equity Fund, International Small Cap Equity Fund, European Small Cap Equity Fund, European Equity and Emerging Markets Equity Fund have made an election under Section 853 of the Internal Revenue Code (the "Code") to provide a foreign tax deduction or credit to their shareholders for the fiscal year ended October 31, 1997. The information provided below is pertinent to taxpayers who meet the following two criteria: 1) file a U.S. Federal Income Tax Return and 2) held shares of the Fund on the dividend record date of December 27, 1996 and satisfy the applicable requirements of the Code.

The amount per share of income from, and foreign taxes paid to, each country (expressed in U.S. dollars) is listed in the following schedule:

MORGAN GRENFELL INTERNATIONAL EQUITY FUND

                                  GROSS          FOREIGN
COUNTRY                         DIVIDEND       TAXES PAID
-------                         --------        ---------
Australia                        0.0096          0.0012
Finland                          0.0046          0.0002
France                           0.0134          0.0024
Germany                          0.0009          0.0001
Hong Kong                        0.0126          0.0000
Italy                            0.0003          0.0000
Japan                            0.0250          0.0036
Malaysia                         0.0026          0.0006
Netherlands                      0.0165          0.0021
Singapore                        0.0013          0.0001
South Korea                      0.0000          0.0000
Spain                            0.0046          0.0005
Sweden                           0.0096          0.0014
Switzerland                      0.0043          0.0005
United Kingdom                   0.0516          0.0074
United States                    0.0154          0.0000
                                 ------          ------
                                 0.1723          0.0201
                                 ======          ======

MORGAN GRENFELL EUROPEAN EQUITY FUND

                                  GROSS          FOREIGN
COUNTRY                         DIVIDEND       TAXES PAID
-------                         --------        ---------
Denmark                          0.0013          0.0002
France                           0.0009          0.0001
Germany                          0.0001          0.0000
Netherlands                      0.0110          0.0003
Spain                            0.0014          0.0001
Sweden                           0.0001          0.0000
United Kingdom                   0.0201          0.0022
United States                    0.0018          0.0000
                                 ------          ------
                                 0.0367          0.0029
                                 ======          ======

MORGAN GRENFELL INTERNATIONAL SMALL CAP EQUITY FUND

                                  GROSS          FOREIGN
COUNTRY                         DIVIDEND       TAXES PAID
-------                         --------        ---------
Australia                        0.0081          0.0019
Austria                          0.0006          0.0001
Belgium                          0.0002          0.0000
Denmark                          0.0011          0.0002
Finland                          0.0001          0.0000
France                           0.0052          0.0011
Germany                          0.0192          0.0034
Hong Kong                        0.0091          0.0000
Indonesia                        0.0012          0.0001
Italy                            0.0020          0.0001
Japan                            0.0231          0.0041
Malaysia                         0.0036          0.0011
Netherlands                      0.0031          0.0005
Norway                           0.0019          0.0003
Philippines                      0.0001          0.0000
Singapore                        0.0021          0.0005
South Korea                      0.0002          0.0000
Spain                            0.0014          0.0003
Sweden                           0.0041          0.0008
Switzerland                      0.0021          0.0004
Thailand                         0.0019          0.0002
United Kingdom                   0.0474          0.0084
United States                    0.0107          0.0000
                                 ------          ------
                                 0.1485          0.0235
                                 ======          ======

MORGAN GRENFELL EUROPEAN SMALL CAP EQUITY FUND

                                  GROSS          FOREIGN
COUNTRY                         DIVIDEND       TAXES PAID
-------                         --------        ---------
Austria                          0.0015          0.0002
Belgium                          0.0006          0.0000
Denmark                          0.0023          0.0005
Finland                          0.0003          0.0002
France                           0.0133          0.0025
Germany                          0.0462          0.0097
Italy                            0.0055          0.0005
Netherlands                      0.0055          0.0010
Norway                           0.0045          0.0008
Spain                            0.0040          0.0007
Sweden                           0.0121          0.0023
Switzerland                      0.0038          0.0000
United Kingdom                   0.1176          0.0210
United States                    0.0094          0.0000
                                 ------          ------
                                 0.2266          0.0394
                                 ======          ======

NOTICE TO SHAREHOLDERS (Unaudited)
================================================================================
MORGAN GRENFELL INVESTMENT TRUST -- OCTOBER 31, 1997



MORGAN GRENFELL EMERGING MARKETS EQUITY FUND

                                  GROSS          FOREIGN
COUNTRY                         DIVIDEND       TAXES PAID
-------                         --------        ---------
Botswana                         0.0001          0.0000
Brazil                           0.0010          0.0001
Chile                            0.0001          0.0001
Colombia                         0.0002          0.0001
Greece                           0.0001          0.0000
India                            0.0002          0.0000
Indonesia                        0.0016          0.0013
Malaysia                         0.0066          0.0060
Mexico                           0.0004          0.0001
Peru                             0.0001          0.0000
Philippines                      0.0002          0.0002
Poland                           0.0004          0.0004
Portugal                         0.0005          0.0004
South Africa                     0.0015          0.0007
South Korea                      0.0005          0.0003
Taiwan                           0.0002          0.0002
Thailand                         0.0018          0.0014
Turkey                           0.0001          0.0000
United States                    0.0010          0.0000
                                 ------          ------
                                 0.0166          0.0113
                                 ======          ======

MORGAN
GRENFELL
INVESTMENT
TRUST
--------------------------------------------------------------------------------
ANNUAL
REPORT


OCTOBER 31, 1997

TRUSTEES AND OFFICERS

James E. Minnick,
PRESIDENT, CHIEF EXECUTIVE OFFICER AND
CHAIRMAN OF THE BOARD OF TRUSTEES

Patrick W. W. Disney,
SENIOR VICE PRESIDENT AND TRUSTEE

Paul K. Freeman, TRUSTEE
Graham E. Jones, TRUSTEE
Hugh G. Lynch, TRUSTEE
William N. Searcy, TRUSTEE
Edward T. Tokar, TRUSTEE

David W. Baldt,
VICE PRESIDENT

James H. Grifo,
VICE PRESIDENT

Martin A. Hall,
VICE PRESIDENT

Neil P. Jenkins,
VICE PRESIDENT

Ian D. Kelson,
VICE PRESIDENT

John G. Alshefski,
TREASURER, PRINCIPAL ACCOUNTING OFFICER,
CHIEF FINANCIAL OFFICER

Joan A. Binstock,
VICE PRESIDENT AND SECRETARY

INVESTMENT ADVISORS
Morgan Grenfell Capital Management, Inc.
Morgan Grenfell Investment Services Limited

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT
SEI Financial Management Corporation

DISTRIBUTOR
SEI Investments Distribution Co.

CUSTODIANS
The Northern Trust Company
CoreStates Bank, N.A.

TRANSFER AGENT
DST Systems, Inc.

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

LEGAL COUNSEL
Hale and Dorr LLP

THIS ANNUAL REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE TRUST AND MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING. SHARES OF THE MORGAN GRENFELL INVESTMENT TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SEI INVESTMENTS DISTRIBUTION CO., THE DISTRIBUTOR OF THE MORGAN GRENFELL INVESTMENT TRUST, IS NOT AFFILIATED WITH ANY BANK.

MIT-F-0004-04